AZZAD/DOW JONES ETHICAL MARKET FUND

                   (AN ENHANCED INDEX MUTUAL FUND BASED ON THE
           EXTRA LIQUID VERSION OF THE DOW JONES ISLAMIC MARKET INDEX)


                                   PROSPECTUS

                                  JULY 22, 2002


                                   AZZAD FUNDS

                                     [LOGO]


The Azzad/Dow Jones Ethical Market Fund (the "Fund"), a series of Azzad Funds, seeks to provide investors with annual returns which, after expenses, match or exceed the annualized performance of the U.S. component securities of the Dow Jones Islamic Market Extra Liquid Index, a sub-index of the Dow Jones Islamic Market Index.

This Prospectus, dated July 22, 2002, concisely describes the information about the Fund that you ought to know before investing. Please read it carefully before investing and retain it for future reference. A Statement of Additional Information ("SAI") about the Fund, dated July 22, 2002, is available free of charge. The address of the Company is Azzad Funds, 14340 Torrey Chase Blvd., Suite 170, Houston, TX 77014-1044 or telephone 1-888-350-3369 or 1-281-444-1894.
The SAI has been filed with the Securities and Exchange Commission and is incorporated in its entirety by reference in this Prospectus.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

RISK/RETURN SUMMARY............................................................3

PERFORMANCE....................................................................5

FEES AND EXPENSES..............................................................7

PRINCIPAL INVESTMENT STRATEGIES................................................8

COMPLIANCE WITH SHARI`AH LAW...................................................9

MAIN RISKS....................................................................11

MANAGEMENT....................................................................11

YOUR ACCOUNT..................................................................13

HOW TO OPEN AN ACCOUNT AND PURCHASE SHARES....................................14

HOW TO SELL (REDEEM) SHARES OF THE FUND.......................................16

WHEN AND HOW NAV IS DETERMINED................................................18

DISTRIBUTIONS.................................................................18

FEDERAL TAX CONSIDERATIONS....................................................19

PERFORMANCE COMPARISONS.......................................................19

CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT.......................20

INDEPENDENT AUDITORS..........................................................20

FINANCIAL HIGHLIGHTS..........................................................20

ORGANIZATION..................................................................21

FOR MORE INFORMATION..........................................................21

                               RISK/RETURN SUMMARY
                               -------------------

The following discussion describes the investment objective and principal investment strategies and risks of the Fund. The investment objective is a fundamental policy and cannot be changed without the approval of a majority of the Fund's outstanding shares. As with any mutual fund, there can be no guarantee that the investment objective of the Fund will be achieved.

INVESTMENT OBJECTIVE

The Fund's primary investment objective is to provide investors with annual returns which, after expenses, match or exceed the annualized performance of the U.S. component stocks of the Dow Jones Islamic Market Extra Liquid Index (the "IMXL")1, a sub-index of the Dow Jones Islamic Market Index ("DJIM"). The DJIM is a globally diversified compilation of common stocks considered by the Dow Jones' Shari`ah Supervisory Board to be compliant with Shari`ah law.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by investing substantially all of its net assets in the U.S. component stocks of the IMXL, an unmanaged index that tracks the 100 most liquid U.S. and non-U.S. common stocks listed on the DJIM. The Fund is principally invested in large capitalization companies but may include mid-capitalization companies as well provided that these companies are included in the IMXL. The Fund's sub-adviser seeks to achieve and maintain a correlation between the Fund's investment portfolio and the U.S. component securities of the IMXL of at least 0.95, after expenses. A correlation of 1.00 would mean that the Fund and U.S. component securities of the IMXL were perfectly correlated.

The sub-adviser will allocate 75% of the Fund's net assets to each of the U.S. component securities of the IMXL according to the weightings assigned to such securities in the IMXL (after adjustment to reflect the exclusion of all non-U.S. component stocks). The sub-adviser seeks to enhance the Fund's performance by investing up to 25% of the Fund's net assets in the top 10 U.S. component securities of the IMXL that have the highest current dividend yield.2 The percentage of the Fund's investments in each of these securities is weighted according to dividend yield so that a greater portion of the allocation is invested in the stocks with the highest dividend yield.

ETHICAL INVESTING - COMPLIANCE WITH SHARI`AH LAW

The Fund is designed to provide investors with an ethical investment alternative that is consistent with the body of Islamic laws known as Shari`ah. Generally, Shari`ah requires that investors share in profit and loss, that they receive no usury or interest income (RIBA), and that they do not invest in a business that is not permitted under Islamic principles. All component stocks of the DJIM are carefully screened for compliance with the principles of Shari`ah law and approved for inclusion in the DJIM by the Dow Jones Shari`ah Supervisory Board. Accordingly, since the IMXL is a sub-index of the DJIM, each component stock of the IMXL has been approved by Dow Jones' Shari`ah Supervisory Board by virtue of its inclusion in the DJIM and are deemed eligible for investment by the Fund.

Dow Jones' selection process for Shari`ah compliant stocks begins by excluding those firms who do not meet specific business line and financial requirements. Specifically, Dow Jones excludes firms whose products or services include:

---------------------------
1 "Dow Jones", "Dow Jones Islamic Market Index" and "Dow Jones Islamic Market Extra Liquid Index " are service marks of Dow Jones & Company, Inc. Dow Jones has no relationship to the Fund's investment adviser other than the licensing of the Dow Jones Islamic Market Index and its service marks for use in connection with the Fund. This Fund is not sponsored, endorsed, sold, or promoted by Dow Jones and Dow Jones makes no representation regarding the advisability of investing in the Fund.
2    See "Treatment of Interest Income" on page 11.

                                     Alcohol
                              Pork related products
           Conventional financial services (banking, insurance, etc.)
   Entertainment (hotels, casinos/gambling, cinema, pornography, music, etc.)
                                     Tobacco
                                     Defense

These incompatible lines of business are removed from the "universe" of stocks considered for the DJIM and IMXL. After removing companies with unacceptable primary business activities, the remaining universe is tested by three financial-ratio "filters." The purpose is to remove companies with unacceptable financial ratios.

The filters exclude companies if:

o Total debt divided by trailing 12-month average market capitalization is greater than or equal to 33%. (Note: total debt = short term debt + current portion of long-term debt + long-term debt).

o    Accounts  receivables  divided by total  assets is greater than or equal to
     45%.  (Note:   accounts  receivables  =  current  receivables  +  long-term receivables).

o The sum of cash and interest bearing securities divided by trailing 12-month average market capitalization is greater than or equal to 33%.

Companies that pass these screens are included in the DJIM investable universe, from which IMXL component stocks are selected.

TEMPORARY DEFENSIVE STRATEGY

During uncertain market, economic, political or other unfavorable conditions, the Fund may adopt a temporary defensive position. Under these circumstances, the Fund may hold a substantial portion of its assets in non-interest bearing cash accounts in accordance with policies and procedures established by the Shari`ah Supervisory Board. During these periods, the Fund may not achieve its investment objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND.

The Fund is subject to the following principal investment risks:

o MARKET RISK. The net asset value of the Fund will fluctuate based on changes in the underlying value of the U.S. component securities of the IMXL. The U.S. stock markets are generally susceptible to volatile fluctuations in market price. Market prices may be adversely affected by an issuer's having experienced losses or by the lack of earnings or by the issuer's failure to meet the market's expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer. The value of the U.S. component securities of the IMXL is also subject to the risk that a specific segment of the stock market underperforms the overall market, thereby decreasing the value of companies comprising such segment. Under any of these circumstances, the value of the Fund's shares and its total return will fluctuate and your investment may be worth more or less than your original cost when you redeem your shares.

o ISLAMIC SHARI'AH INVESTMENT RISK. It is possible that the restrictions placed on investments, in particular the prohibition on interest bearing investments and the cost of donations by the Fund of parts of dividends which are attributable to interest related activities, may result in the Fund underperforming other mutual funds with similar investment objectives which are not subject to Islamic Shari'ah restrictions.

o IMPERFECT CORRELATION. The correlation between the performance of the Fund and the U.S. component securities of the IMXL may be affected by the Fund's expenses, changes in securities markets, changes in the composition or dividend yield ranking of the IMXL and the timing of purchases and redemptions of Fund shares.

o RISKS OF NON-DIVERSIFICATION. Because the Fund is non-diversified, it may have greater exposure to volatility than other mutual funds. Because a non-diversified fund may invest a larger percentage of its assets in the securities of a single company than diversified funds, the performance of that company can have a substantial impact on the Fund's share price.

o PASSIVE MANAGEMENT OF PORTFOLIO SECURITIES. Notwithstanding the allocation of 25% of the Fund's net assets to the 10 U.S. component securities of the IMXL with the highest dividend yield, the sub-adviser employs a passive investment management approach and does not intend to change the composition of the Fund's investment portfolio based on its own economic, financial or market analysis. Therefore, the Fund may not liquidate these securities if they underperform or suffer a sharp decline.

o RISK OF INVESTING IN INDUSTRIES REPRESENTED IN THE U.S. COMPONENT STOCKS OF THE IMXL. Investing in the various industries represented in the IXML exposes the Fund to certain risks based on changes in economic conditions and interest rates, the exposure of companies within these industries to foreign economic and political developments and currency fluctuations, the ability of companies to pass their products through regulatory bodies, changes in the spending patterns of consumers, the creation of new technology which might make obsolete the technology sold, serviced, utilized, or otherwise relied upon by companies held by the Fund, and the fluctuation of energy prices.

You could lose money on your investment in the Fund, or the Fund may not perform as well as other possible investments. The Fund does not constitute a balanced or complete investment program and the net asset value of its shares will fluctuate based on the value of the securities held by the Fund.

WHO MAY WANT TO INVEST IN THE FUND

We designed the Azzad/Dow Jones Ethical Market Fund for investors desiring an investment alternative that is consistent with Islamic principles and who seek one or more of the following:

     o Annual returns which, after expenses, match or exceed the annualized performance of the U.S. component securities of the Dow Jones Islamic Market Extra Liquid Index;
     o    A  stock  fund  to   complement  a  portfolio  of  more   conservative
          investments;
     o A stock fund that uses an enhanced indexed-oriented investment strategy; or
     o    A stock fund that invests solely in U.S. companies.

The Fund may NOT be suitable for you if:

     o    You need regular income or stability of principal;
     o    You are pursuing a short-term goal or investing emergency reserves; or
     o You are pursuing an investment strategy that is inconsistent with Sharia`ah Law.

                                   PERFORMANCE
                                   -----------

The bar chart below shows the Fund's total return for the calendar year ended December 31, 2001. Sales loads or account fees are not reflected in the bar chart; if these amounts were reflected, returns would be less than those shown. The performance table below shows how the Fund's average annual total returns compare over time to those of a broad-based securities market index. The Fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

                Total Return As Of December 31, 2001 was (3.75%)

                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------

                      AZZAD/DOW JONES ETHICAL MARKET FUND
                             CALENDAR YEAR RETURNS
2001     (3.75%)

--------------------------------------------------------------------------------

During the period shown, the highest return for a quarter was 6.53% in the fourth quarter of 2001 and the lowest return was (11.76%) in the third quarter of 2001.

                          AVERAGE ANNUAL TOTAL RETURNS
                    (For the periods ended December 31, 2001)

                                                   One Year     Since Inception1
                                                   --------     ---------------
The Fund

     Return Before Taxes                            (3.75%)          (9.11%)

     Return After Taxes on Distributions2           (4.11%)          (9.38%)

     Return After Taxes on Distributions
     and Sale of Fund Shares2                       (2.28%)          (7.40%)

Dow Jones Islamic Market Index -                   (19.98%)         (17.13%)
Extra Liquid Version
(reflects no deductions for fees,
expenses or taxes)

1    December 22, 2000

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                FEES AND EXPENSES
                                -----------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

SHAREHOLDER FEES (fees paid directly from your investment):
-----------------------------------------------------------

--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchase
(as a % of offering price)1                                                  5%
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a % of lower of
original purchase price or redemption proceeds)                             None
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested
Dividend Distributions                                                      None
--------------------------------------------------------------------------------
Redemption Fee (as a % of amount redeemed, if applicable)2                  None
--------------------------------------------------------------------------------
Exchange Fee                                                                None
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets):
-----------------------------------------------------------------------------

--------------------------------------------------------------------------------
Management Fees                                                         1.00%
--------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                0.25%
--------------------------------------------------------------------------------
Other Expenses3                                                       156.80%(1)
--------------------------------------------------------------------------------
Total Fund Operating Expense                                          158.05%
--------------------------------------------------------------------------------
Fee Waiver and Expense Reimbursement                                 (155.80)%
--------------------------------------------------------------------------------
Net Annual Operating Expenses                                           2.25%(1)
--------------------------------------------------------------------------------

-----------------
1.   Authorized   Dealers  and  other  firms  may  charge  additional  fees  for shareholder transactions or for advisory services. Please see their materials for details.

2.   Redemptions from IRA accounts will be charged a $15 fee.

3. The Fund's investment adviser has agreed to waive all or a portion of its fee or reimburse the Fund for operating expenses, to the extent necessary to limit the Fund's total annual operating expenses to 2.25% of average daily net assets. This agreement is in effect for a ten-year period beginning April 8, 2002. "Operating expenses," for purposes of the expense cap agreement, excludes brokerage costs, interest, taxes, litigation, and other extraordinary expenses.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% rate of return each year and that the Fund's operating expenses remain the same (except for reimbursement through April 8, 2012). Although your actual costs may be higher or lower, based on these assumptions your cost for the Fund would be:

--------------------------------------------------------------------------------
          1 YEAR          3 YEARS          5 YEARS          10 YEARS
          ------          -------          -------          --------
--------------------------------------------------------------------------------
           $717            $1,168           $1,645           $2,956

--------------------------------------------------------------------------------

                         PRINCIPAL INVESTMENT STRATEGIES
                         -------------------------------

The Fund invests substantially all of its net assets in the U.S. component securities of the Dow Jones Islamic Market Extra Liquid Index ("IMXL'), an unmanaged sub-index of the Dow Jones Islamic Market Index ("DJIM"). The IMXL consists of common stocks of 100 U.S. and non-U.S. companies which represent the 100 most liquid companies listed in the DJIM by Dow Jones & Company, Inc. ("Dow Jones"). The IMXL is derived from the DJIM through the implementation of rigorous liquidity requirements intended to filter out the most thinly traded large capitalization companies and most actively traded small capitalization companies, such as trading volume and volatility, transaction costs and turnover rate, as well as tracking error and correlation coefficients relative to the DJIM. The investment adviser seeks to achieve and maintain a correlation between the Fund's investment portfolio and the U.S. component securities of the IMXL of at least 0.95, after expenses. A correlation of 1.00 would be a perfect correlation, in which the net asset value of the Fund increases or decreases in exact proportion to changes in the net asset value of the U.S. component securities of the IMXL.

The investment adviser will allocate 75% of the Fund's net assets among the U.S. component securities of the IMXL according to the weightings assigned to such securities in the IMXL (after adjustment to reflect the exclusion of all non-U.S. component stocks). When U.S. companies are eliminated from or added to the IMXL by Dow Jones, the Fund will adjust the investment portfolio to reflect these changes. The Fund will sell out the positions of the companies that are eliminated by Dow Jones from the IMXL, including those affected in the highest dividend-yield basket, then buy in new positions of the companies added following notice to the Fund by Dow Jones of changes made to the index. While the Fund intends to hold portfolio securities for the long term, these changes to Fund positions will be made, with no regard to any proposed holding period, within 5 trading days of Dow Jones' notice to the Fund.

The investment adviser seeks to enhance the Fund's performance by investing up to 25% of the Fund's net assets in the top 10 U.S. component securities of the IMXL that have the highest current dividend yield. The percentage of the Fund's investments in each of these securities is weighted according to dividend yield so that a greater portion of the allocation is invested in the stocks with the highest dividend yield. The list of the 10 highest dividend-yielding stocks of the IMXL is reviewed, and adjusted as necessary. The Fund intends to hold the positions taken by the investment adviser in these securities as long as they continue to have a dividend yield ranked among the top 10 of the U.S. component stocks of the IMXL.

The Fund intends to invest at least 75% of its net assets among the U.S. component securities of the IMXL according to the weightings assigned to such securities in the IMXL (after adjustment to reflect the exclusion of all non-U.S. component stocks), provided that the Fund has a sufficient amount of assets to do so. The investment adviser anticipates that the Fund will have a sufficient amount of assets to invest in this manner once the Fund's assets reach $600,000. If the Fund does not have sufficient assets to replicate the U.S. component of the IMXL, the Fund will invest in a representative sample of the U.S. component of the IMXL. The purpose of selecting the representative sample is to achieve, under normal conditions, a correlation between the performance of the Fund's investment portfolio and the performance of the U.S. component stocks of the IMXL of at least 0.95, after expenses. The Fund will select portfolio securities on the basis of computer-generated statistical data in order to develop a portfolio that replicates the performance of the entire U.S. component of the IMXL in terms of liquidity, industry weighting, market capitalization and other characteristics such as beta, price-to-book ratios, price-to-earnings ratios and dividend yield. This method of stock selection is generally referred to as the "optimization" method. As the assets of the Fund grow, it is anticipated the holdings of the Fund will be increased to include all of the U.S. component stocks of the IMXL in exact proportion to their representation in the IMXL (after adjustment to reflect the exclusion of all non-U.S. component stocks).

TEMPORARY DEFENSIVE POSITIONS

During uncertain market, economic, political or other unfavorable conditions, the Fund may adopt a temporary defensive position. Under these circumstances, the Fund may hold up to 100% of its assets in non-interest bearing cash accounts in accordance with policies and procedures established by the Shari`ah Supervisory Board (See "Treatment of Interest Income" on Page 10). During these periods, the Fund may not achieve its investment objective. These strategies are discussed in greater detail in the Statement of Additional Information ("SAI").

                          COMPLIANCE WITH SHARI`AH LAW
                          ----------------------------

The Fund is designed to provide investors with an investment alternative that is consistent with the body of Islamic laws known as Shari`ah. The purpose of the Fund is to earn HALAL profits or profits which are allowable and in strict conformity with the precepts of Islamic Shari`ah. Generally, Shari`ah requires that investors share in profit and loss, that they receive no usury or interest income (RIBA), and that they do not invest in a business that is not permitted under Islamic principles.

The general tenets of Shari`ah law were first articulated in the Qur'an and then given concrete form in the words and practice of the Prophet Muhammad, peace be upon him. Over the centuries, the Islamic laws regulating business, finance, and the marketplace in general kept apace of developments and, through an inner dynamic called IJTIHAD, remained relevant and vital. In recent years, too, Islamic law has been refined and interpreted in light of the modern business environment, and many of its precepts have been analyzed with respect to current business practices and capital structures. In the modern marketplace, compliance with Shari`ah laws has become a complex matter requiring application of qualitative and quantitative standards, both at the time of investment and on a continuous basis. It has therefore become imperative that Islamic financial institutions have a means of keeping abreast with current Islamic scholarship and interpretations.

DOW JONES SHARI'AH STOCK SELECTION PROCESS AND CRITERIA

All component stocks of the DJIM are carefully screened for compliance with the principles of Shari`ah law and approved for inclusion in the DJIM by the Dow Jones Shari`ah Supervisory Board. Accordingly, since the IMXL is a sub-index of the DJIM, each component stock of the IMXL has been approved by Dow Jones' Shari`ah Supervisory Board by virtue of its inclusion in the DJIM and are deemed eligible for investment by the Fund.

Dow Jones' selection process for Shari`ah compliant stocks begins by excluding those firms who do not meet specific business line and financial requirements. Specifically, Dow Jones excludes firms whose products or services include:

                                     Alcohol
                              Pork related products
           Conventional financial services (banking, insurance, etc.)
   Entertainment (hotels, casinos/gambling, cinema, pornography, music, etc.)
                                     Tobacco
                                     Defense

These incompatible lines of business are removed from the "universe" of stocks considered for the DJIM. Other companies classified in other industry groups may also be excluded if they are deemed to have a material ownership in or revenues from prohibited business activities. After removing companies with unacceptable primary business activities, the remaining universe is tested by three financial-ratio "filters". The purpose is to remove companies with unacceptable financial ratios.

The filters exclude companies if:

-- Total debt divided by trailing 12-month average market capitalization is greater than or equal to 33%. (Note: total debt = short term debt + current portion of long-term debt + long-term debt).

--   Accounts  receivables  divided by total  assets is greater than or equal to
     45%.  (Note:   accounts  receivables  =  current  receivables  +  long-term receivables).

-- The sum of cash and interest bearing securities divided by trailing 12-month average market capitalization is greater than or equal to 33%.

Companies that pass these screens are included in the DJIM investable universe, from which IMXL components are selected.

DUTIES OF THE DOW JONES SHARI'AH SUPERVISORY BOARD AND THE SHARI'AH SUPERVISORY BOARD

SELECTION OF SECURITIES

The Fund relies solely on the Dow Jones Shari`ah Supervisory Board to set the criteria used to determine whether common stocks are Shari`ah compliant and to establish the composition of the DJIM and IMXL. Any changes to the selection criteria are made in the sole discretion of the Dow Jones Shari`ah Supervisory Board and the Fund will not alter or deviate from such criteria based on its own analysis of Shari`ah law. Accordingly, any change by Dow Jones in the composition of the DJIM, based on noncompliance with Shari`ah law, and which affects the U.S. component of the IMXL, will also be reflected in the composition of the Fund's investment portfolio within seven business days after notification is received by the Fund from Dow Jones.

FUND POLICIES AND BUSINESS PRACTICES

     To ensure that the investment policies and general business practices of the Fund also comply with the precepts of Shari`ah law, the adviser has convened the Shari`ah Supervisory Board to supervise and review Fund policies and procedures (the "Shari`ah Supervisory Board"). On a bi-annual basis, the Shari`ah Supervisory Board monitors the Fund's investment activities and reviews the Fund's management and compliance procedures based on Islamic financial law (fiqh al mu`amalat) and current Shari`ah scholarship, interpretations, and practices. The Shari`ah Supervisory Board also meets annually for a more comprehensive review and reports on the results of their findings annually in a report to the Board of Trustees of the Fund. The Sharia`ah Supervisory Board also has primary responsibility for overseeing the Adviser's methodology in connection with the purification of interest income RIBA).

The Shari`ah Supervisory Board is comprised of three renowned Shari`ah scholars versed in modern investment disciplines. The Board is chaired by Shaykh Yusuf Talal DeLorenzo of the United States of America and also includes Shaykh Dr. Mohamed Ali EL-Gari of the Kingdom of Saudi Arabia and Shaykh Nizam Yaquby of Bahrain. Additional biographical information on each Shari`ah Supervisory Board member is provided below:

Shaykh Yusuf Talal DeLorenzo

          As a member of the Shari`ah Supervisory Boards of Islamic financial enterprises in the Middle East, Africa, Europe and North America, Shaykh Yusef Talal DeLorenzo is considered a leading authority on Islamic finance in the world today. In 1999, he was named "Shaykl of Wall Street" by a prominent American periodical. His translations of works on Islamic law from Arabic, Persian and Urdu number nearly twenty; and he continues to publish his work in journals and make presentations at international forums. He is the author of a three-volume Compendium of Legal Rulings on the Operations of Islamic Investing for the Dow Jones Interactive University. Shaykh DeLorenzo taught Shari`ah sciences for many years at the university level in Sri Lanka, the United States and Pakistan, where he also served as Advisor to the Federal Government.

Shaykh Dr. Mohamed Ali EL-Gari

          Dr. Mohamed Ali EL-Gari is the director of Saudi Arabia the Center for Research in Islamic Economics at King Abdulaziz University in Jeddah. He is also a member of the OIC Fiqh Council. Dr. EL-Gari serves as a consultant to Islamic banks and has served on the consulting committee that counseled the Government of Pakistan on the Islamization of its banking system. Dr. EL-Gari holds a Ph.D.in Economics from the University of California.

Shaykh Nizam Yaquby

          Shaykh Nizam Yaquby is a renowned Shari'ah scholar and adviser to numerous Islamic banks and companies, including Abu Dhabi Islamic Bank, Islamic Investment Company of the Gulf, Bahrain and the Arab Islamic Bank, Bahrain. He pursued traditional Islamic studies in Mecca, India and Morocco under the guidance of eminent Islamic scholars, including Shaykh Abdullah Al-Farisi and Shaykh

          Muhammad Salah Al-Abbasi. He holds a B.A. in Economics and Comparative Religion from McGill University, Toronto. He is a Ph.D. candidate in Islamic Law at the University of Wales. Shaykh Yaquby has published several books on Islam law and is a frequent speaker at Islamic conferences.

TREATMENT OF INTEREST INCOME

Shari`ah principles require that an investor receiving any "impure" income divest the same by distribution to charity. In order to assist shareholders with this requirement, the Fund's adviser reviews all dividend payments on equity securities held by the Fund. The adviser's review is conducted in accordance with a methodology formulated by the adviser and approved by the Shari`ah Supervisory Board to determine whether any portion of a dividend is inconsistent with the Shari`ah as it relates to interest income or any other incidental prohibited income earned by the particular company. Upon request, the adviser will inform any shareholder of the portion of the Fund's income, if any, that is prohibited.

                                   MAIN RISKS

     MARKET RISK. The net asset value of the Fund can be expected to fluctuate based on changes in the value of the securities in the Fund's investment portfolio. The stock market is generally susceptible to volatile fluctuations in market price. Market prices of securities in which the Fund invests may be adversely affected by an issuer's having experienced losses or by the lack of earnings or by the issuer's failure to meet the market's expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer. The value of the securities held by the Fund are also subject to the risk that a specific segment of the stock market does not perform as well as the overall market. Under any of these circumstances, the value of the Fund's shares and total return will fluctuate, and your investment may be worth more or less than your original cost when you redeem your shares.

     RESTRICTIONS ON INVESTMENTS. The IMXL and Fund's restricted ability to invest in certain market sectors, such as financial companies and fixed-income securities limits opportunities and may increase the risk of loss during economic downturns. Also, because Islamic principles preclude the use of interest paying instruments, the Fund does not maximize current income since reserves remain in cash.

     PASSIVE MANAGEMENT OF FUND. With regard to the purchase of U.S component of the IMXL and the Fund's replication of the U.S. component of the IMXL, the investment adviser employs a passive investment management approach and does not change the composition of the portfolio's equity position based on its own economic, financial or market analysis. The inclusion of a security in the Fund's portfolio does not reflect an opinion by the investment adviser regarding the particular security's attractiveness as an investment. In the event that a particular portfolio security underperforms or suffers a sharp decline in market value, the Fund may not liquidate the investment unless such liquidation is initiated by Dow Jones and reflected in the IMXL. Under these circumstances, the net asset value of the Fund may decline, negatively impacting the value of your investment.

     RISK OF INVESTING IN INDUSTRIES REPRESENTED IN THE U.S. COMPONENT STOCKS OF THE IMXL. Investing in the various industries represented in the IXML will expose the Fund to a broad variety of risk factors. The risks that could adversely affect the value of your investment in the Fund include: changes in economic conditions and interest rates, the exposure of companies within these industries to foreign economic and political developments and currency fluctuations, the ability of companies to pass their products through regulatory bodies, changes in the spending patterns of consumers, the creation of new technology which might make obsolete the technology sold, serviced, utilized, or otherwise relied upon by companies held by the Fund, and the fluctuation of energy prices.

                                   MANAGEMENT
                                   ----------

BOARD OF TRUSTEES AND SHARI`AH SUPERVISORY BOARD

The business of the Fund is managed under the direction of the Board of Trustees (the "Board") of the Company in conjunction with the Shari`ah Supervisory Board. The Board formulates the general policies of the Fund and meets periodically to review the Fund's performance, monitor investment activities and practices, and discuss other matters affecting the Fund. The Shari`ah Supervisory Board ensures that the Fund's policies, procedures and general business practices are conducted in strict conformity to the principles of Shari`ah law.

THE ADVISER

Azzad Asset Management, Inc. (the "Adviser"), 3130 Fairview Park Drive, Suite 130, Falls Church, Virginia 22042, serves as investment adviser to the Fund. Subject to the general supervision and control of the Shari`ah Supervisory Board and the Board, the Adviser makes investment decisions for the Fund. The Adviser is a privately held corporation that is registered as an investment adviser with the U.S. Securities and Exchange Commission. The Adviser was incorporated in the State of Delaware on June 9, 2000. The company was initially formed as Zad Asset Management, LLC in the State of Virginia on August 4, 1997 and was converted into a corporation under Delaware law in June 2000 under the current name.

The Adviser has been the investment adviser and manager to the Azzad Growth Master Fund, LP since 1997. The Azzad Master Growth Fund, LP is a private placement Delaware limited partnership. The partnership had assets of $1.8 million as of December 31, 2001, and is styled as a small-capitalization portfolio of common stocks. Azzad Growth Master Fund, LP was formed on October 15, 1997, and commenced operations on February 12, 1998. The partnership is structured as the "master" component of a "master/feeder" fund structure, with an offshore feeder fund named Azzad Investments, Ltd. domiciled in the Cayman Islands and a domestic U.S. feeder, the Azzad Growth Fund, LP, a Delaware limited partnership.

The Adviser currently serves under an interim investment advisory agreement dated April 8, 2002. Under the terms of the interim agreement, the Adviser is responsible for formulating the Fund's investment programs and for making day-to-day investment decisions and engaging in portfolio transactions. The Adviser also furnishes corporate officers, provides office space, services and equipment and supervises all matters relating to the Fund's operations. For its services, the Adviser receives an advisory fee at an annual rate of 1.0% of the average daily net assets of the Fund. The Adviser will serve under the interim agreement for 150 days or, if earlier, until a new investment advisory agreement is approved by the shareholders of the Fund.

SUB-ADVISOR

The Adviser has entered into an interim sub-advisory agreement, dated April 8, 2002, with PauYe Swanson Capital Management Co. ("PauYe Swanson"), 14340 Torrey Chase Blvd., Houston, Texas. Under the interim sub-advisory agreement, PauYe Swanson provides portfolio management services to the Fund. PauYe Swanson receives a fee from the Adviser (not the Fund) equal to an annual rate of 0.30% of the Fund's average daily net assets, with a minimum payment of $750 per month. PauYe Swanson will serve as the sub-adviser pursuant to the interim sub-adviser agreement for 150 days or, if earlier, until a new sub-advisory agreement is approved by shareholders of the Fund.

PauYe Swanson is a privately held corporation that, as of May 1, 2002, managed assets of approximately $28.5 million. Mr. Stephen PauYe, President of PauYe Swanson, serves as interim portfolio manager, subject to the overall supervision and review of the Adviser and the Board. Mr. PauYe has been employed with PauYe Swanson since 1997, and has served as its President since February 2001. Mr. PauYe has a degree in Financial Planning and also serves as portfolio manager to three mutual funds other than the Azzad Funds.

ADMINISTRATOR

Fund Services Inc., d/b/a Champion Fund Services, 14340 Torrey Chase Blvd., Suite 170 Houston, Texas 77014, pursuant to an Administration Agreement with the Fund, administers the affairs of the Fund. Champion Fund Services provides all administrative services necessary for the Fund, subject to the supervision of the Board.

DISTRIBUTOR

CFS Distributors, Inc., 14340 Torrey Chase Blvd., Suite 170, Houston, Texas 77014 serves as the Fund's distributor pursuant to a Distribution Agreement with the Fund dated November 1, 2001.

                                  YOUR ACCOUNT
                                  ------------

TYPES OF ACCOUNTS

If you are making an initial investment in the Fund, you will need to open an account. You may establish the following types of accounts:

INDIVIDUAL, SOLE PROPRIETORSHIP AND JOINT ACCOUNTS. Individual and sole proprietorship accounts are owned by one person; joint accounts can have two or more owners. All owners of the joint account must sign written instructions to purchase or redeem shares or to change account information exactly as their names appear on the account. If you elect telephone privileges, however, redemption requests by telephone may be made by any one of the joint account owners.

UNIFORM GIFT OR TRANSFER TO MINOR ACCOUNTS (UGMA, UTMA). Depending on the laws of your state, you can set up a custodial account under the Uniform Gift (or Transfers) to Minors Act. These custodial accounts provide a way to give money to a child and obtain tax benefits. To open a UGMA or UTMA account, you must include the minor's social security number on the application and the custodian, or trustee, of the UGMA or UTMA must sign instructions in a manner indicating trustee capacity.

CORPORATE AND PARTNERSHIP ACCOUNTS. To open a corporate or partnership account, or to send instructions to the Fund, the following documents are required:

     -- For corporations, a corporate resolution signed by an authorized person with a signature guarantee.

     -- Forpartnerships, a certification for a partnership agreement, or the pages from the partnership agreement that identify the general partners.

An authorized officer of the corporation or other legal entity must sign the application.

TRUST ACCOUNTS. The trust must be established before you can open a trust account. To open the account you must include the name of each trustee, the name of the trust and provide a certification for trust, or the pages from the trust document that identify the trustees.

RETIREMENT ACCOUNTS. The Fund offers IRA accounts, including traditional IRA, Roth IRA, Rollover IRA, SEP-IRA, SIMPLE IRA and Keogh accounts. Fund shares may also be an appropriate investment for other retirement plans. Before investing in any IRA or other retirement plan, you should consult your tax advisor.
Whenever making an investment in an IRA be sure to indicate the year in which the contribution is made.

DISTRIBUTION AND SERVICE (RULE 12B-1) PLAN

The Fund has adopted a Distribution and Service Plan (the "Plan"), pursuant to Rule 12b-1 under the Act (the "Rule") that allows the Fund to pay distribution fees for the sale and distribution of its shares. The Rule provides that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by the Rule. The Plan provides that the Fund will compensate the Distributor by paying the Distributor a monthly fee equal to 0.25% of its average daily net assets, on an annual basis, to enable it to provide marketing and promotional support to the Fund, shareholder servicing and maintaining shareholder accounts and to make payments to broker-dealers and other financial institutions with which it has written agreements, and whose clients are Fund shareholders, for providing distribution assistance. Fees paid under the Plan may not be waived for individual shareholders.

Shareholder servicing agents and broker-dealers may charge investors a fee in connection with their use of specialized purchase and redemption procedures offered to investors by the shareholder servicing agents and broker-dealers. In addition, shareholder servicing agents and broker-dealers offering purchase and redemption procedures similar to those offered to shareholders who invest in the Fund directly may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. Accordingly, the net return to investors who invest through shareholder servicing agents and broker-dealers may be less than by investing in the Fund directly. An investor should read the Prospectus in conjunction with the materials provided by the shareholder servicing agent and broker-dealer describing the procedures under which Fund shares may be purchased and redeemed through the shareholder servicing agent and broker-dealer.

BECAUSE THESE DISTRIBUTION AND SHAREHOLDER SERVICE FEES ARE PAID OUT OF THE FUND'S ASSETS ON AN ONGOING BASIS, THE FEES MAY, OVER TIME, INCREASE THE COST OF INVESTING IN THE FUND AND MAY COST INVESTORS MORE THAN OTHER TYPES OF SALES LOADS.

                   HOW TO OPEN AN ACCOUNT AND PURCHASE SHARES
                   ------------------------------------------

The price for Fund shares is the Fund's net asset value per share (NAV) plus the applicable up-front sales load imposed at the time of purchase as set forth in the chart below:

                                                                               DEALER REALLOWANCE
                                         SALES LOADS AS A % OF:                  AS % OF PUBLIC
  AMOUNT OF INVESTMENT         PUBLIC OFFERING PRICE   NET AMOUNT INVESTED       OFFERING PRICE

    Less than $25,000                  5.00%                  5.26                   4.50
   $25,000 to $99,999                  4.25%                  4.44                   3.825
  $100,000 to $249,999                 3.50%                  3.63                   3.15
  $250,000 to $499,999                 2.75%                  2.83                   2.475
  $500,000 to $999,999                 2.00%                  2.04                   1.80
$1,000,000 to $1,999,999               1.00%                  1.01                   0.90
   $2,000,000 or more                  None                   None                   None

A shareholder's purchases of shares of the Fund and the Azzad Ethical Income Fund are combined for purposes of determining the amount of investment and the applicable sales load. Various individuals and organizations that meet Fund requirements may buy shares at NAV-that is, without a sales charge. For a list of those who may qualify for fee waivers, see the Statement of Additional Information. U.S. Discount Brokerage, Inc. ("USDB") will maintain a branch office at the offices of the Fund's adviser. To the extent USDB makes payments in lieu of commissions to its registered representatives at this office, the adviser will reimburse USDB for such payments.

The Fund receives the entire net asset value of all of its shares that are sold. CFS Distributors, Inc. serves as the Fund's distributor and it retains the full sales charge from which it pays the dealer reallowance. We determine the NAV as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) every day that the Exchange is open. We will price your order at the next NAV calculated after the Fund receives your order. For more information on how we price shares, see "WHEN AND HOW NAV IS DETERMINED" on page 18.

The minimum initial investment is $1,000 and minimum subsequent investment is $50 per month per account for persons enrolled in the automatic investment plan described below.

     BY MAIL: You may purchase shares of the Fund by completing and signing the Account Application form which accompanies this Prospectus and mailing it, in proper form, together with a check made payable to the Fund, to the address listed below:

                       AZZAD/DOW JONES ETHICAL MARKET FUND
                           c/o Champion Fund Services
                            14340 Torrey Chase Blvd.
                                    Suite 170
                              Houston, Texas 77014

When making subsequent investments, enclose your check with the return remittance portion of the confirmation of your previous investment or indicate on your check or a separate piece of paper your name, address and account number and mail to the address set forth above. Third party checks will not be accepted, and the Fund reserves the right to refuse to accept second party checks.

     BY TELEPHONE: Once your account is open, you may make investments by telephone by calling 1-888-350-3369 or 1-281-444-1894. Payment for shares purchased by telephone is due within three business days after the date of the transaction. Investments by telephone are not available in the Fund retirement account administered by the Fund's administrator or its agents.

If your telephone order to purchase shares is canceled due to nonpayment (whether or not your check has been processed by the Fund), you will be responsible for any loss incurred by the Fund because of such cancellation.

     BY WIRE: You may make your initial or subsequent investments in the Fund by wire transfer. To do so, call the Fund at 1-888-350-3369 or 1-281-444-1894 for a confirmation number and wiring instructions.

To assure proper receipt, please be sure your bank included the Fund name and the account number that has been assigned to you. If you are opening a new account, please complete the Account Application form and mail it to the address indicated in "By Mail" above after completing your wire arrangement.

Wire purchases are completed when wired payment is received and the Fund accepts the purchase. The Fund and the Fund's distributor are not responsible for any delays that occur in wiring funds, including delays in processing by the bank.
Note: federal funds wire purchase orders will be accepted only when the Fund and Custodian Bank are open for business.

There are no wire fees charged by the Fund for purchases of $1,000 or more. A wire fee of up to $20 will be charged by the Fund on wire purchases of less than $1,000. Your bank also may charge wire fees for this service.

     BY AUTOMATIC INVESTMENT PLAN: Once your account is open, you may make investments automatically by completing the automatic investment plan form authorizing the Fund to draw on your bank account. You may automatically invest as little as $50 a month, beginning within thirty (30) days after your account is opened. Ask your bank whether it will honor debits through the Automated Clearing House ("ACH") or, if necessary, preauthorized checks. You may change the date or amount of your investment at any time by written instruction received by the Fund at least fifteen business days before the change is to become effective.

RIGHT OF ACCUMULATION

Once you have purchased shares in the Fund, you can qualify for a discount on the sales charge. When you purchase additional shares at the public offering price, you will pay the sales charge corresponding to the total of your current purchase plus either the value of shares of the Fund and the Azzad Ethical Income Fund you already own, or their original cost - whichever is greater. (Remember, sales charges go down as the amount of the transaction increases.) To receive this discount, you must notify the Fund in writing of your previous purchases when you make your current purchase.

EXCHANGE PRIVILEGE

You may exchange any or all of your shares in the Fund for shares of the Azzad Ethical Income Fund. The exchange is made without sales charge. You may request the exchange by contacting the Fund at the phone number or address provided in the "By Telephone" and "By Mail" sections above.

It is your responsibility to obtain and read a prospectus of the Azzad Ethical Income Fund before you make an exchange.

     o You may make up to two exchanges out of each fund during a calendar year. This limit helps keep each fund's net asset base stable and reduces the fund's administrative expenses.

     o If you exchange shares into or out of a fund, the exchange is made at the net asset value per share of each fund next determined after the exchange request is received.

     o In times of extreme economic or market conditions, exchanging shares by telephone may be difficult. To receive a specific day's price, your letter or call must be received before that day's close of the New York Stock Exchange.

     o Each exchange represents the sale of shares from one fund and the purchase of shares in another, which may produce a gain or loss for federal income tax purposes.

No exchange will be accepted unless the registration of the two accounts is identical. Neither the Azzad Funds nor the Funds' transfer agent are liable for following exchange instructions communicated by telephone that they reasonably believe to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, the Funds' transfer agent may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

ADDITIONAL INFORMATION ABOUT PURCHASES

All purchases of shares are subject to acceptance by the Fund and are not binding until accepted. The Fund reserves the right to reject any application or investment. Orders become effective as of 4:00 p.m., Eastern Time, Monday through Friday, exclusive of business holidays. The Fund does not accept third party checks.

Fees and charges associated with purchasing shares of the Fund are set forth in the Fund's prospectus. However, investors may purchase and sell shares through registered broker-dealers who may charge additional fees for their services.

If checks are returned unpaid due to insufficient funds, stop payment or other reasons, the Fund will charge $20 and you will be responsible for any loss incurred by the Fund with respect to canceling the purchase. To recover any such loss or charge, the Fund reserves the right, without further notice, to redeem shares already owned by any purchaser (in either the Fund or the Azzad Ethical Income Fund) whose order is canceled and such a purchaser may be prohibited from placing further orders unless investments are accompanied by full payment by wire or cashier's check.

Investments paid for by checks drawn on foreign banks may be deferred until such checks have cleared the normal collection process. In such instances, any amounts charged to the Fund for collection procedures will be deducted from the amount invested.

                     HOW TO SELL (REDEEM) SHARES OF THE FUND
                     ---------------------------------------

If your redemption request is received prior to close of trading on the New York Stock Exchange (4:00 p.m. Eastern time), your redemption will be priced the same day. Any redemption request received after that time will be priced the next day. We will redeem your shares at the net asset value.

     BY MAIL: Your request must include:

     a) original signatures of each registered owner exactly as the shares are registered;
     b)   the Fund name and the account number;
     c)   the number of shares or dollar amount to be redeemed; and
     d) any additional documents that may be required for redemption by corporations, partnerships, trusts or other entities.

Send your written request for redemption to:

                       AZZAD/DOW JONES ETHICAL MARKET FUND
                           c/o CHAMPION FUND SERVICES
                       14340 TORREY CHASE BLVD., SUITE 170
                              HOUSTON, TEXAS 77014

     BY TELEPHONE: You may request redemption by telephone by calling 1-888-350-3369 or 1-281-444-1894. If you do not wish to allow telephone redemptions by any person on the account, you should decline that option on the account application.

This feature can only be used on non-institutional accounts if:

     a) the redemption proceeds are to be mailed to the address of record or wired to the pre-authorized bank account;
     b) there has been no change of address of record on the account within the preceding 30 days;
     c) the person requesting the redemption can provide proper identification; and
     d)   the proceeds of the redemption do not exceed $15,000.

In connection with telephone redemptions, neither the Fund nor the transfer agent will be responsible for acting upon any instructions reasonably believed by them to be genuine. The Fund and/or the transfer agent will, however, employ reasonable procedures to confirm that instructions communicated by telephone are genuine (including requiring some form of personal identification, providing written confirmations, and tape recording conversations); and if the Fund or the transfer agent does not employ reasonable procedures, it may be liable for losses due to unauthorized or fraudulent transactions. Shareholders should be aware that they may experience difficulty effecting telephone redemptions during times of a market downturn or other emergency.

SPECIAL REDEMPTION ARRANGEMENTS

Special arrangements may be made by institutional investors, or on behalf of accounts established by brokers, advisers, banks or similar institutions, to have redemption proceeds transferred by wire to pre-established accounts upon telephone instructions. For further information call the Fund at 1-888-350-3369 or 1-281-444-1894.

SIGNATURE GUARANTEE

Redemptions in excess of $50,000 currently require a signature guarantee. A signature guarantee is required for all redemptions, regardless of the amount involved, when proceeds are to be paid to someone other than the registered owner of the shares to be redeemed, or if proceeds are to be mailed to an address other than the registered address of record. A signature guarantee verifies the authenticity of your signature and the guarantor must be an eligible guarantor. In order to be eligible, the guarantor must be a participant in a STAMP program (a Securities Transfer Agents Medallion Program). You may call the Fund at 1-888-350-3369 or 1-281-444-1894 to determine whether the guarantor is eligible.

REDEMPTION PROCEEDS MAY BE SENT TO YOU:

     BY MAIL: If your redemption check is mailed, it is usually mailed within 48 hours of receipt of the redemption request; however, the Fund may hold redemption proceeds for up to seven days. If the shares to be redeemed were purchased by check, the redemption proceeds will not be mailed until the purchase check has cleared, which may take up to 15 days from the purchase date. You may avoid this requirement by investing by bank wire (federal funds). Please notify the Fund promptly in writing of any change of address.

     BY WIRE: You may authorize the Fund to transmit redemption proceeds by wire provided you send written instructions with a signature guarantee at the time of redemption. Proceeds from your redemption will usually be transmitted on the first business day following the redemption. However, the Fund may hold redemption proceeds for up to 7 days. If the shares to be redeemed were purchased by check, the redemption proceeds will not be wired until the purchase check has cleared, which may take up to 15 days from the purchase date. A wire fee of up to $20 will be charged by the Fund, which is deducted from redemption proceeds.

ADDITIONAL INFORMATION ABOUT REDEMPTIONS

     (1) The redemption price may be more or less than your cost, depending on the net asset value of the Fund's portfolio next determined after your request is received.

     (2) A request to redeem shares in an IRA or similar retirement account must be accompanied by an IRS FormW4-P and must state a reason for withdrawal as specified by the IRS. Proceeds from the redemption of shares from a retirement account may be subject to withholding tax.

     (3) The Fund may redeem existing accounts and refuse a potential account the privilege of having an account in the Fund if the Fund reasonably determines that the failure to do so would have a material adverse consequence to the Fund and its shareholders.

     (4) Excessive short term trading has an adverse impact on effective portfolio management as well as upon Fund expenses. The Fund may refuse investments from shareholders who engage in short term trading.

MANDATORY REDEMPTIONS

In order to reduce expenses, the Fund may redeem all of the shares in any shareholder account, other than an active automatic investment plan, UGMA/UTMA and retirement plan account, if, for a period of more than three months, the account has a net value of $500 or less and the reduction in value is not due to market action. If the Fund elects to close such accounts, it will notify shareholders whose accounts are below the minimum of its intention to do so, and will provide those shareholders with an opportunity to increase their accounts by investing a sufficient amount to bring their accounts up to the minimum amount within ninety (90) days of the notice. No account-closing fee will be charged to investors whose accounts are closed under the mandatory redemption provision.

                         WHEN AND HOW NAV IS DETERMINED
                         ------------------------------

The value of a single share of the Fund is known as its "net asset value" per share or "NAV." The Fund's NAV per share is normally calculated by the administrator of the Fund as of the close of the regular session of trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern time) on each weekday except days when the NYSE is closed. The Fund's NAV may be calculated earlier, however, if trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission (SEC).

If a security or securities that the Fund owns are traded when the NYSE is closed (for example, on a foreign exchange or in an after-hours market) the value of the Fund's assets may be affected on days when the Fund is not open for business. In addition, trading in some of the Fund's assets may not occur on days when the Fund is open for business.

The Fund's NAV is determined by taking the market value of all securities owned by the Fund (plus all other assets such as cash), subtracting all liabilities and then dividing the result (net assets) by the number of shares outstanding.

The Fund's securities are valued primarily on the basis of market quotations. Certain short-term securities are valued on the basis of amortized cost. If market quotations are not readily available for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value.

                                  DISTRIBUTIONS
                                  -------------

As a shareholder, you are entitled to your share of the Fund's net income and capital gains on its investments. The Fund passes substantially all of its earnings along to its investors as distributions. When the Fund earns dividends from stocks and distributes these earnings to shareholders, it is called a dividend distribution. The Fund realizes capital gains when it sells securities for a higher price than it paid. When net long-term capital gains are distributed to shareholders, it is called a capital gain distribution. Net short-term capital gains are considered ordinary income and are included in dividend distributions.

LONG-TERM VS. SHORT-TERM CAPITAL GAINS:

--   Long-term  capital  gains are realized on  securities  held by the Fund for more than one year and are part of your capital gain distribution.

--   Short-term  capital gains are realized on  securities  held by the Fund for less then one year and are part of your dividend distributions

The Fund distributes dividends and capital gains, if any, annually. All distributions are reinvested in additional shares, unless you elect to receive distributions in cash. For Federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested. Shares become entitled to receive distributions on the day after the shares are issued.

If you have elected to receive distributions in cash, and the postal or other delivery service returns your check to the Fund as undeliverable, you will not receive interest on amounts represented by the uncashed checks.

                           FEDERAL TAX CONSIDERATIONS
                           --------------------------

Your investment will have tax consequences that you should consider. Some of the more common federal tax consequences are described here but you should consult your tax consultant about your particular situation. Although it is not an investment objective, the Fund's Adviser will attempt to take into account the tax consequences of its investment decisions. However, there may be occasions when the Adviser's investment decisions will result in a negative tax consequence for the Fund's shareholders.

TAXES ON DISTRIBUTIONS. The Fund operates in a manner such that it will not be liable for Federal income or excise tax. Distributions of net investment income or short-term capital gain are taxable to you as ordinary income. Distributions of long-term capital gain are taxable to you as long-term capital gain, regardless of how long you have held your shares. Distributions may also be subject to state and local taxes.

The Fund will mail reports containing information about the Fund's distributions during the year to you after December 31 of each year (by January 31st). Consult your tax advisor about the Federal, state and local tax consequences in your particular circumstances.

TAXES ON REDEMPTIONS OF SHARES. The sale of Fund shares is a taxable transaction for Federal income tax purposes. Your taxable gain or loss is computed by subtracting your tax basis in the shares from the redemption proceeds. Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should keep your account statement so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain or loss.

"BUYING A DIVIDEND." All distributions reduce the net asset value of the Fund's shares by the amount of the distribution. Unless your investment is in a tax-deferred account, you may wish to avoid buying shares of the Fund shortly before a distribution. If you do, you will pay the full pre-distribution price for your shares and then receive part of your investment back as a taxable distribution.

TAX WITHHOLDING. The Fund may be required to withhold U.S. federal income tax at the rate of 31 percent from all taxable distributions and form proceeds from certain sales payable to shareholders who fail to provide the Fund with their correct taxpayers identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Any such withheld amounts may be credited against the shareholder's U.S. federal income tax liability.

                             PERFORMANCE COMPARISONS
                             -----------------------

Advertisements and other sales literature may refer to the Fund's total return. The total return for the one, five and ten-year periods (or for the life of the Fund until the Fund is in existence for such longer periods) through the most recent calendar quarter represents the average annual compounded rate of return on an investment of $1,000 in the Fund invested at the public offering price, plus any applicable sales load. Total return may also be presented for other periods. All data are based on past investment results and do not predict future performance. Investment performance, which will vary, is based on many factors, including market conditions, portfolio composition and Fund operating expenses. Investment performance also often reflects the risks associated with the Fund's investment objectives and strategies. These factors should be considered when comparing the Fund's investment results with those of other mutual funds and other investment vehicles.

Quotations of investment performance for any period when an expense limitation is in effect will be greater than if the limitation had not been in effect. Fund performance may be compared to that of various indexes.

             CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
             -------------------------------------------------------

Union Bank of California, located at 350 California Street, San Francisco, CA 94104, serves as custodian for the Fund's cash and securities. The Custodian does not assist in, and is not responsible for, investment decisions involving assets of the Fund. Champion Fund Services, the Fund's administrator, located at 14340 Torrey Chase Boulevard, Suite 170, Houston, Texas 77014, also serves as the Fund's transfer and dividend disbursing agent.

                              INDEPENDENT AUDITORS
                              --------------------

McCurdy & Associates, CPAs, Inc., 27955 Clemens Road, Westlake, Ohio 44145, served as independent auditors for the Fund for fiscal year 2001. Tait, Weller & Baker, 8 Penn Center Plaza, Suite 800, Philadelphia, Pennsylvania 19103, will serve as independent auditors for the Fund beginning in fiscal year 2002.

                              FINANCIAL HIGHLIGHTS
                              --------------------

The financial highlights table is intended to help you understand the fund's financial performance since its inception. Total return represents the rate that an investor would have earned (or lost) on an investment in the fund, assuming reinvestment of all dividends and other distributions. This information for the period ended August 31, 2001 has been audited by the Fund's former independent accountants, McCurdy & Associates, whose report, along with the Fund's financial statements, is incorporated by reference into the Statement of Additional Information and is included in the annual report. The annual report is available upon request by calling toll-free 1-888-350-3369 or 1-281-444-1894. The information for the periods ended February 28, 2002 is unaudited.

For a capital share outstanding throughout each period indicated:

                                                    Six Months        Period
                                                      Ended           Ended
                                                   February 28,     August 31,
                                                       2002          2001 (a)
                                                   ------------    ------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $  8.78        $ 10.00
                                                      -------        -------

Income from investment operations:
   Net investment loss                                  (0.03)         (0.04)
   Net realized and unrealized loss                     (0.23)         (1.18)
      on investments
Capital Distributions
                                                        (0.08)            --
                                                      -------        -------

NET ASSET VALUE, END OF PERIOD                        $  8.44        $  8.78
                                                      =======        =======

TOTAL RETURN                                           (3.87%)(b)    (12.20%)(b)

Ratio of expenses to average net assets after
   fees waived and expenses reimbursed                  2.25%(c)       2.25%(c)

Ratio of expenses to average net assets before
   fees waived and expenses reimbursed                105.02%(c)     158.05%(c)
Ratio of net income (loss) to average net assets
   after fees waived and expenses reimbursed           (0.78%)(c)     (0.70%)(c)
Ratio of net income (loss) to average net assets
   before fees waived and expenses reimbursed        (103.55%)(c)   (156.51%)(c)
Net assets, end of period  (000's)                    $   103        $    73

Turnover Ratio                                          6.79%(c)      27.54%(c)

-----------------------------------------
(a) For the period December 22, 2000 (commencement of operations) to August 31, 2001.
(b)  Total return calculation is not annualized.
(c)  Annualized

                                  ORGANIZATION
                                  ------------

The Azzad/Dow Jones Ethical Market Fund is a non-diversified series of Azzad Funds, a Massachusetts business trust that is registered with the SEC as an open-end, management investment company. It is not intended that meetings of the Fund's shareholders be held except when required by Federal or Massachusetts state law. All shareholders of the Fund are entitled to vote at shareholders' meetings. From time to time, large shareholders may control the Fund.

                              FOR MORE INFORMATION
                              --------------------

INVESTMENT ADVISER                      AZZAD ASSET MANAGEMENT, INC.
                                        3130 FAIRVIEW PARK DRIVE, SUITE 130
                                        FALLS CHURCH, VIRGINIA 22042

INDEPENDENT AUDITORS                    TAIT, WELLER & BAKER
                                        8 PENN CENTER PLAZA, SUITE 800
                                        PHILADELPHIA, PENNSYLVANIA 19103

ADMINISTRATOR, TRANSFER AGENT AND       FUND SERVICES, INC., d/b/a
FUND ACCOUNTANT                         CHAMPION FUND SERVICES
                                        14340 TORREY CHASE BLVD.
                                        SUITE 170
                                        HOUSTON, TX 77014-1044

DISTRIBUTOR                             CFS DISTRIBUTORS, INC.
                                        14340 TORREY CHASE BLVD, SUITE 170
                                        HOUSTON, TX  77014-1044

CUSTODIAN                               UNION BANK OF CALIFORNIA
                                        350 CALIFORNIA STREET
                                        SAN FRANCISCO, CA 94104

                                 PRIVACY POLICY

The following is a description of the Azzad Funds'(TM) ("the Funds") policies regarding disclosure of nonpublic personal information that you provide to the Funds or that the Funds collect from other sources. In the event that you hold shares of a Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

CATEGORIES OF INFORMATION THE FUNDS COLLECT. The Funds collect the following nonpublic personal information about you:

     o Information the Funds receive from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

     o Information about your transactions with the Funds, their affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

CATEGORIES OF INFORMATION THE FUNDS DISCLOSE. The Funds do not disclose any nonpublic personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Funds are permitted by law to disclose all of the information they collect, as described above, to their service providers (such as the Funds' custodian, administrator and transfer agency) to process your transactions and otherwise provide services to you.

CONFIDENTIALITY AND SECURITY. The Funds restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Funds maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

                                   AZZAD FUNDS

The following documents are available free upon request:

     ANNUAL/SEMI-ANNUAL REPORTS. Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

     STATEMENT OF ADDITIONAL INFORMATION ("SAI"). The SAI provides more detailed
information   about  the  Fund  and  is  incorporated  by  reference  into  this
Prospectus.

You may obtain free copies of both reports and the SAI, request other information and discuss your questions about the Fund by contacting the Fund at:

                       Azzad/Dow Jones Ethical Market Fund
                           c/o Champion Fund Services
                     14340 Torrey Chase Boulevard, Suite 170
                             Houston, TX 77014-1044
                        1-888-350-3369 or 1-281-444-1894

You can also review the Fund's reports and SAI by visiting the Public Reference Room of the Securities and Exchange Commission at 450 Fifth Street, NW, Washington, DC 20549. Please call 202-942-8090 to learn the Public Reference Room's business hours. You may request copies of the Fund's reports and SAI, for a fee, by writing to the Public Reference Room at this address, or by e-mailing your request to PUBLICINFO@SEC.GOV. You may also download a free, text-only version from the Commission's Internet website at www.sec.gov.

Investment Company Act File Number: 811-08021


                       AZZAD/DOW JONES ETHICAL MARKET FUND

                                   PROSPECTUS
                                  JULY 22, 2002

                            AZZAD ETHICAL INCOME FUND

                                   PROSPECTUS

                                  JULY 22, 2002


                                   AZZAD FUNDS

                                     [LOGO]


This Prospectus, dated July 22, 2002, concisely describes the information about the Azzad Ethical Income Fund that you ought to know before investing. Please read it carefully before investing and retain it for future reference. A Statement of Additional Information ("SAI") about the Fund, dated July 22, 2002, is available free of charge. The address of the Company is Azzad Funds, 14340 Torrey Chase Blvd., Suite 170, Houston, Texas 77014-1044, or telephone 1-888-350-3369 or 1-281-444-1894 for international calls. The SAI has been filed with the Securities and Exchange Commission and is incorporated in its entirety by reference in this Prospectus.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS
                                -----------------

INVESTMENT OBJECTIVE...........................................................3
PRINCIPAL INVESTMENT STRATEGIES................................................3
PRINCIPAL RISKS................................................................6
PERFORMANCE....................................................................7
FEES AND EXPENSES..............................................................8
MANAGEMENT.....................................................................9
YOUR ACCOUNT..................................................................10
HOW TO OPEN AN ACCOUNT AND PURCHASE SHARES....................................11
HOW TO SELL (REDEEM) SHARES OF THE FUND.......................................14
WHEN AND HOW NAV IS DETERMINED................................................16
DISTRIBUTIONS.................................................................16
FEDERAL TAX CONSIDERATIONS....................................................16
PERFORMANCE COMPARISONS.......................................................17
CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT.......................17
INDEPENDENT AUDITORS..........................................................17
ORGANIZATION..................................................................18
FOR MORE INFORMATION..........................................................18
FINANCIAL HIGHLIGHTS..........................................................19
PRIVACY POLICY................................................................20

                            AZZAD ETHICAL INCOME FUND

The following discussion describes the investment objective and principal investment strategies and risks of the Fund. The investment objective is a fundamental policy and cannot be changed without the approval of a majority of the Fund's outstanding shares. As with any mutual fund, there can be no guarantee that the investment objective of the Fund will be achieved.

INVESTMENT OBJECTIVE
--------------------

As a primary investment objective, the Fund seeks to provide current income, and as a secondary objective, the Fund seeks appreciation of capital consistent with Shari`ah-based principles as determined by the Fund's Shari`ah Supervisory Board.

PRINCIPAL INVESTMENT STRATEGIES
-------------------------------

The Fund invests primarily in equity securities. Investment decisions are made in accordance with Shari`ah-based principles as determined by the Fund's Shari`ah Supervisory Board.1 The Fund will ordinarily invest at least 80% of its assets in dividend paying companies. In selecting securities, the Fund's sub-adviser looks for companies that, in the Sub-adviser's opinion, have a history of consistent dividends and earnings. The Fund will invest primarily in the common stocks of large-capitalization companies, but may invest up to 25% of its assets in the common stocks of middle or small capitalization companies (companies with a market capitalization of less than $1 billion). The sub-adviser will sell securities if companies are no longer compliant with Shari`ah-based principles. The sub-adviser also may decide to sell securities given a variety of circumstances, such as when a security no longer appears to the sub-adviser to be consistent with the Fund's investment objectives or when an investment opportunity arises that the sub-adviser believes is more compelling.

During uncertain market, economic, political or other unfavorable conditions, the Fund may adopt a temporary defensive position. Under these circumstances, the Fund may invest up to 100% of its assets in non-interest bearing cash accounts in accordance with policies and procedures established by the Shari`ah Supervisory Board. During these periods, the Fund may not achieve its investment objective.

SHORT TERM INVESTMENTS. The Fund may use short-term income producing investments to the extent the Fund's adviser and the Shari`ah Supervisory Board agree that those investments are consistent with Shari`ah-based principles. Short-term investments are generally securities which mature or have a remaining maturity of twelve months or less from the date of purchase. The Adviser does not know of any short-term fixed income investments which meet Shari`ah-based principles that are currently available in the United States. Most ordinary mutual funds invest in a variety of securities which pay interest for short-term needs, such as U.S. government securities, commercial paper and other fixed income securities. Shari`ah-based principles prohibit the use of these interest-producing investments. If short-term investments that are consistent with Shari`ah-based principles become available in the future, the Fund has the authority to use them.

COMPLIANCE WITH SHARI`AH LAW

The Fund is designed to provide investors with an ethical investment alternative that is consistent with the body of Islamic laws known as Shari`ah. The purpose of the Fund is to earn HALAL profits or profits which are allowable and in strict conformity with the precepts of Islamic Shari`ah. Generally, Shari`ah requires that investors share in profit and loss, that they receive no usury or interest income (RIBA), and that they do not invest in a business that is not permitted under Islamic principles. All the Fund's stocks are carefully screened for compliance with the principles of Shari`ah law and approved for inclusion in the Fund by the Shari`ah Supervisory Board.

The general tenets of Shari`ah law were first articulated in the Qur`an and then given concrete form in the words and practice of the Prophet Muhammad, peace be upon him. Over the centuries, the Islamic laws regulating business,

---------------------------
1   See "Treatment of Interest Income" on Page 5.

finance, and the marketplace in general kept apace of developments and, through an inner dynamic called IJTIHAD, remained relevant and vital. In recent years, too, Islamic law has been refined and interpreted in light of the modern business environment, and many of its precepts have been analyzed with respect to current business practices and capital structures. In the modern marketplace, compliance with Shari`ah laws has become a complex matter requiring application of qualitative and quantitative standards, both at the time of investment and on a continuous basis. It has therefore become imperative that Islamic financial institutions have a means of keeping abreast with current Islamic scholarship and interpretations.

SHARI'AH STOCK SELECTION PROCESS AND CRITERIA

All stocks are carefully screened for compliance with the principles of SHARI'AH law and approved for inclusion in the Fund by the SHARI'AH Supervisory Board. The sub-adviser's selection process for Shari`ah compliant stocks begins by excluding those firms who do not meet specific business line and financial requirements. Specifically, the sub-adviser excludes firms whose products or services include:

Alcohol
Pork related products
Conventional financial services (banking, insurance, etc.)
Entertainment (hotels, casinos/gambling, cinema, pornography, music, etc.)
Tobacco
Defense

These incompatible lines of business are removed from the "universe" of stocks considered for the Fund. Other companies classified in other industry groups may also be excluded if they are deemed to have a material ownership in or revenues from prohibited business activities. After removing companies with unacceptable primary business activities, the remaining universe is tested by three financial-ratio "filters." The purpose is to remove companies with unacceptable financial ratios.

The filters exclude companies if:

- Total debt divided by trailing 12-month average market capitalization is greater than or equal to 33%. (Note: total debt = short term debt + current portion of long-term debt + long-term debt).

-    Accounts  receivables  divided by total  assets is greater than or equal to
     45%.  (Note:   accounts  receivables  =  current  receivables  +  long-term receivables).

- The sum of cash and interest bearing securities divided by trailing 12-month average market capitalization is greater than or equal to 33%.

Companies that pass these screens are included in the Fund's investable universe, from which investments are selected.

DUTIES OF THE SHARI'AH SUPERVISORY BOARD

SELECTION OF SECURITIES

The Fund relies solely on the Shari`ah Supervisory Board to set the criteria used to determine whether common stocks are Shari`ah compliant. Any changes to the selection criteria are made in the sole discretion of the Shari`ah Supervisory Board and the Fund will not alter or deviate from such criteria based on its own analysis of Shari`ah law.

FUND POLICIES AND BUSINESS PRACTICES

To ensure that the investment policies and general business practices of the Fund also comply with the precepts of Shari`ah law, the adviser has convened the Shari`ah Supervisory Board to supervise and review Fund policies and procedures. On a bi-annual basis, the Shari`ah Supervisory Board monitors the Fund's investment activities and reviews the Fund's management and compliance procedures based on Islamic financial law (fiqh al mu`amalat) and current Shari`ah scholarship, interpretations, and practices. The Shari`ah Supervisory Board also meets annually for a more comprehensive review and reports on the results of their findings annually in a report to the Board of Trustees of the Fund. The Shari`ah Supervisory Board also has primary responsibility for overseeing the Advisor's methodology in connection with the purification of interest income (RIBA).

The Shari`ah Supervisory Board is comprised of three renowned Shari`ah scholars versed in modern investment disciplines. The Board is chaired by Shaykh Yusuf Talal DeLorenzo of the United States of America and also includes Shaykh Dr. Mohamed Ali EL-Gari of the Kingdom of Saudi Arabia and Shaykh Nizam Yaquby of Bahrain. Additional biographical information on each Shari`ah Supervisory Board member is provided below:

Shaykh Yusuf Talal DeLorenzo

          As a member of the Shari`ah Supervisory Boards of Islamic financial enterprises in the Middle East, Africa, Europe and North America, Shaykh Yusef Talal DeLorenzo is considered a leading authority on Islamic finance in the world today. In 1999, he was named "Shaykl of Wall Street" by a prominent American periodical. His translations of works on Islamic law from Arabic, Persian and Urdu number nearly twenty; and he continues to publish his work in journals and make presentations at international forums. He is the author of a three-volume Compendium of Legal Rulings on the Operations of Islamic Investing for the Dow Jones Interactive University. Shaykh DeLorenzo taught Shari`ah sciences for many years at the university level in Sri Lanka, the United States and Pakistan, where he also served as Advisor to the Federal Government.

Shaykh Dr. Mohamed Ali EL-Gari

          Dr. Mohamed Ali EL-Gari is the director of Saudi Arabia the Center for Research in Islamic Economics at King Abdulaziz University in Jeddah. He is also a member of the OIC Fiqh Council. Dr. EL-Gari serves as a consultant to Islamic banks and has served on the consulting committee that counseled the Government of Pakistan on the Islamization of its banking system. Dr. EL-Gari holds a Ph.D.in Economics from the University of California.

Shaykh Nizam Yaquby

          Shaykh Nizam Yaquby is a renowned Shari`ah scholar and advisor to numerous Islamic banks and companies, including Abu Dhabi Islamic Bank, Islamic Investment Company of the Gulf, Bahrain and the Arab Islamic Bank, Bahrain. He pursued traditional Islamic studies in Mecca, India and Morocco under the guidance of eminent Islamic scholars, including Shaykh Abdullah Al-Farisi and Shaykh Muhammad Salah Al-Abbasi. He holds a B.A. in Economics and Comparative Religion from McGill University, Toronto. He is a Ph.D. candidate in Islamic Law at the University of Wales. Shaykh Yaquby has published several books on Islam law and is a frequent speaker at Islamic conferences.

TREATMENT OF INTEREST INCOME

Shari`ah principles require that an investor receiving any "impure" income divest the same by distribution to charity. In order to assist shareholders with this requirement, the Fund's adviser reviews all dividend payments on equity securities held by the Fund. The adviser's review is conducted in accordance with a methodology formulated by the adviser and approved by the Shari`ah Supervisory Board to determine whether any portion of a dividend is inconsistent with the Shari`ah as it relates to interest income or any other incidental prohibited income earned by the particular company. Upon request, the adviser will inform any shareholder of the portion of the Fund's income, if any, that is prohibited.

INVESTMENT RESTRICTIONS

In addition to restrictions imposed upon the business and activities of companies, the Shari`ah laws impose broad limitations upon the types of securities or other instruments in which the Fund may invest, as well as upon commonly used investment techniques. Under these proscriptions, the Fund may not invest in debt instruments, including bonds, notes, preferred stocks and convertible securities or other instruments that pay interest or that are deemed interest-equivalent investments; in options or similar rights to buy or sell securities; or in other derivative and hybrid securities, such as swaps, index futures, or other futures contracts.

The Fund is diversified, and with respect to 75% of its total assets, it does not invest more than 5% of total assets in the securities of any one issuer. In addition, the Fund will not invest more than 25% of its assets in any particular industry.

PRINCIPAL RISKS
---------------

The Fund is subject to the following principal investment risks:

MARKET RISK. The net asset value of the Fund can be expected to fluctuate based on changes in the value of the securities in the Fund's investment portfolio. The stock market is generally susceptible to volatile fluctuations in market price. Market prices of securities in which the Fund invests may be adversely affected by an issuer's having experienced losses or by the lack of earnings or by the issuer's failure to meet the market's expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer. The value of the securities held by the Fund are also subject to the risk that a specific segment of the stock market does not perform as well as the overall market. Under any of these circumstances, the value of the Fund's shares and total return will fluctuate, and your investment may be worth more or less than your original cost when you redeem your shares.

In addition, to the extent the Fund invests primarily in common stocks, the Fund does not necessarily represent a complete investment program and the Fund may be more susceptible to volatility than a fund investing in equity securities and non-equity securities, such as fixed income securities.

ISLAMIC  RESTRICTIONS.  The  Fund  seeks  to  invest  only  in  companies  whose activities are believed by the Fund to be consistent with Shari`ah-based principles. The Fund's adviser, subject to review by the Shari`ah Supervisory Board, interprets the Shari`ah-based principles applicable to the Fund and determines whether the securities are consistent with Shari`ah-based principles. Investors, including certain significant Muslim groups, however, may disagree with the interpretations of the Islamic teachings adopted by the Fund and the adviser's determination that certain companies operate consistently with Shari`ah-based principles. Investors therefore should carefully read the prospectus to determine if the Fund's policies and interpretations of Shari`ah-based principles are in accordance with their own individual views of Shari`ah-based principles.

Investing in accordance with Shari`ah-based principles will also limit the investment opportunities available to the Fund more than is customary for other mutual funds. The Fund may have to forego attractive investment opportunities to remain consistent with its view of Shari`ah-based principles. Consequently, the return on securities chosen by the Fund may be lower than if the Fund considered only investment criteria when making its investments. Furthermore, if subsequent to an investment the adviser or Shari`ah Supervisory Board determines the security is inconsistent with Shari`ah-based principles, the Fund may have to divest the securities at a disadvantageous time, which may have an adverse impact on the Fund's performance. By reason of such principles, the Fund's investments will be limited generally to equity securities held outright, or "long" positions, with substantially all of the Fund's investments at risk to the market. As Shari`ah principles prohibit the use of short-selling, as well as options and other derivative instruments, the Fund will not have the potential benefits of hedging strategies, potential market neutrality and other approaches to reduction of investment risk which may be provided by such investment techniques.

Finally, to be consistent with Shari`ah-based principles, the Fund is precluded from purchasing any securities which pay interest, including any securities issued by the United States government or its agencies, certificates of deposit, commercial paper, or other short-term corporate notes, bonds or debentures. Unlike other mutual funds, the Fund may also not borrow money from banks to meet redemptions or expenses. The Fund may therefore have to sell securities at a disadvantageous time or may have to hold larger amounts in cash which will not earn interest in order to meet redemptions or pay for expenses.

SMALL AND MID-CAP COMPANIES. Investing in the securities of smaller companies involves special risks. Among other things, the prices of securities of small and mid-sized companies generally are more volatile than those of larger companies; the securities of small companies generally are less liquid; and smaller companies generally are more likely to be adversely affected by poor economic or market conditions. It is anticipated that some of the portfolio securities of the Fund may not be widely traded, and that the Fund's position in such securities may be substantial in relation to the market for such securities. Accordingly, it may be difficult for the Fund to dispose of such securities quickly at prevailing market prices.

Investments in securities of companies with small market capitalizations are generally considered to offer greater opportunity for appreciation but also may involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt fluctuations in market price than larger, more established companies. Small companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. In addition to exhibiting greater volatility, small cap stocks may, to a degree, fluctuate independently of larger cap stocks, i.e., small cap stocks may decline in price as the prices of large cap stocks rise or vice versa.

You could lose money on your investment in the Fund, or the Fund may not perform as well as other possible investments. The Fund does not constitute a balanced or complete investment program and the net asset value of its shares will fluctuate based on the value of the securities held by the Fund.

PERFORMANCE
-----------

The bar chart below shows the Fund's total return for the calendar year ended December 31, 2001. Sales loads or account fees are not reflected in the bar chart; if these amounts were reflected, returns would be less than those shown. The performance table below shows how the Fund's average annual total returns compare over time to those of a broad-based securities market index. The Fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

                  Total Return As Of December 31 was (22.78%)

                                [GRAPHIC OMITTED]

--------------------------------------------------------------------------------

                   AZZAD ETHICAL INCOME CALENDAR YEAR RETURNS

2001     (22.78%)

--------------------------------------------------------------------------------

During the period shown, the highest return for a quarter was 4.95% in the fourth quarter of 2001 and the lowest return was (15.08%) in the first quarter of 2001.

                          AVERAGE ANNUAL TOTAL RETURNS
                    (For the periods ended December 31, 2001)

                                                   One Year     Since Inception1
                                                   --------     ---------------
The Fund

     Return Before Taxes                           (25.09%)         (37.29%)

     Return After Taxes on Distributions2          (25.09%)         (37.29%)

     Return After Taxes on Distributions
     and Sale of Fund Shares2                      (15.28%)         (29.08%)

Dow Jones Islamic USA Market Index                 (17.00%)         (21.77%)
     (reflects no deductions for fees,
     expenses or taxes)

1    July 11, 2000

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES
-----------------

FEE TABLE

This table describes fees and expenses that you may pay if you buy and hold shares of the Fund:

SHAREHOLDER FEES (fees paid directly from your investment) (1)

Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price).........................................5.0%
Maximum Deferred Sales Charge (Load)........................................NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends.................NONE
Redemption Fees(2)..........................................................NONE
Exchange Fee................................................................NONE
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
     Management Fees.......................................................1.00%
     Distribution and Service (12b-1) Fees.................................0.25%
     Other Expenses(3)....................................................32.14%
     Total Annual Fund Operating Expenses.................................33.39%
     Fee Waiver and Expense Reimbursement...............................(31.14)%
     Net Annual Fund Operating Expenses....................................2.25%
--------------------------------------------------------------------------------

1    Authorized   Dealers  and  other  firms  may  charge  additional  fees  for shareholder transactions or for advisory services. Please see their materials for details.

2    Redemptions from IRA accounts will be charged a $15 fee.

3 The Fund's investment adviser has contractually agreed to waive all or a portion of its fees or reimburse the Fund for operating expenses, to the extent necessary to limit the Fund's total annual operating expenses to 2.25% of average daily net assets. This agreement is in effect for a ten year period beginning April 8, 2002. "Operating expenses," for purposes of the expense cap agreement, excludes brokerage costs, interest, taxes, litigation and other extraordinary expenses.

EXAMPLE

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (except for reimbursement through April 8, 2012). Your actual returns may be higher or lower.

          1 YEAR          3 YEARS          5 YEARS          10 YEARS

           $717            $1,168           $1,645           $2,956

MANAGEMENT
----------

BOARD OF TRUSTEES AND SHARI`AH SUPERVISORY BOARD

The business of the Fund is managed under the direction of the Board of Trustees (the "Board") of the Company in conjunction with the Shari`ah Supervisory Board. The Board formulates the general policies of the Fund and meets periodically to review the Fund's performance, monitor investment activities and practices, and discuss other matters affecting the Fund. The Shari`ah Supervisory Board ensures that the Fund's policies, procedures and general business practices are conducted in strict conformity to the principles of Shari`ah law.

THE INVESTMENT ADVISER

Azzad Asset Management, Inc. (the "Adviser"), 3130 Fairview Park Drive, Suite 130, Falls Church, Virginia 22042, serves as investment adviser to the Fund. Subject to the general supervision and control of the Shari`ah Supervisory Board and the Board, the Adviser makes investment decisions for the Fund. The Adviser is a privately held corporation that is registered as an investment adviser with the U.S. Securities and Exchange Commission. The Adviser was incorporated in the State of Delaware on June 9, 2000. The company was initially formed as Zad Asset Management, LLC in the State of Virginia on August 4, 1997 and was converted into a corporation under Delaware law in June 2000 under the current name.

The Adviser has been the investment adviser and manager to the Azzad Growth Master Fund, LP since 1997. The Azzad Growth Master Fund, LP is a private placement Delaware limited partnership. The partnership had assets of $1.8 million as of December 31, 2001, and is styled as a small-capitalization portfolio of common stocks. Azzad Growth Master Fund, LP was formed on October 15, 1997, and commenced operations on February 12, 1998. The partnership is structured as the "master" component of a "master/feeder" fund structure, with an offshore feeder fund named Azzad Investments, Ltd. domiciled in the Cayman Islands and a domestic U.S. feeder, the Azzad Growth Fund, LP, a Delaware limited partnership. The Adviser has also been the investment adviser to the Azzad/Dow Jones Ethical Market Fund, an enhanced index mutual fund based on an extra liquid version of the Dow Jones Islamic Market Index, since that fund's inception in December 2000.

The Adviser currently serves under an interim investment advisory agreement dated April 8, 2002. Under the terms of the interim agreement, the Adviser is responsible for formulating the Fund's investment programs and for making day-to-day investment decisions and engaging in portfolio transactions. The Adviser also furnishes corporate officers, provides office space, services and equipment and supervises all matters relating to the Fund's operations. For its services, the Adviser receives an advisory fee at an annual rate of 1.0% of the average daily net assets of the Fund. The Adviser will serve under the interim agreement for 150 days or, if earlier, until a new investment advisory Agreement is approved by the shareholders of the Fund.

Prior to October 20, 2001, the investment adviser to the Fund was Income Achievers, Inc.

SUB-ADVISOR

The Adviser has entered into an interim sub-advisory agreement with PauYe Swanson Capital Management Co. ("PauYe Swanson"), 14340 Torrey Chase Blvd., Houston, Texas, dated April 8, 2002. Under the interim sub-advisory agreement, PauYe Swanson provides portfolio management services to the Fund. PauYe Swanson receives a fee from the Adviser (not the Fund) equal to an annual rate of 0.30% of the Fund's average daily net assets, with a minimum payment of $750 per month. PauYe Swanson will serve as the sub-adviser pursuant to the interim sub-adviser Agreement for 150 days or, if earlier, until a new sub-advisory agreement is approved by shareholders of the Fund.

PauYe Swanson is a privately held corporation that, as of May 1, 2002, managed assets of approximately $28.5 million. Mr. Stephen PauYe, President of PauYe Swanson, serves as interim portfolio manager, subject to the overall supervision and review of the Adviser and the Board. Mr. PauYe has been employed with PauYe Swanson since 1997, and has served as its President since February 2001. Mr. PauYe has a degree in Financial Planning and also serves as portfolio manager to three mutual funds other than the Azzad Funds.

ADMINISTRATOR

Fund Services Inc., d/b/a Champion Fund Services, 14340 Torrey Chase Blvd., Suite 170 Houston, Texas 77014, pursuant to an Administration Agreement with the Fund, administers the affairs of the Fund.

Champion Fund Services provides all administrative services necessary for the Fund, subject to the supervision of the Board.

DISTRIBUTOR

CFS Distributors, Inc., 14340 Torrey Chase Blvd., Suite 170, Houston, Texas 77014 serves as the Fund's distributor pursuant to a Distribution Agreement with the Fund dated November 1, 2001.

YOUR ACCOUNT
------------

TYPES OF ACCOUNTS

If you are making an initial investment in the Fund, you will need to open an account. You may establish the following types of accounts:

INDIVIDUAL, SOLE PROPRIETORSHIP AND JOINT ACCOUNTS. Individual and sole proprietorship accounts are owned by one person; joint accounts can have two or more owners. All owners of the joint account must sign written instructions to purchase or redeem shares or to change account information exactly as their names appear on the account. If you elect telephone privileges, however, redemption requests by telephone may be made by any one of the joint account owners.

UNIFORM GIFT OR TRANSFER TO MINOR ACCOUNTS (UGMA, UTMA). Depending on the laws of your state, you can set up a custodial account under the Uniform Gift (or Transfers) to Minors Act. These custodial accounts provide a way to give money to a child and obtain tax benefits. To open a UGMA or UTMA account, you must include the minor's social security number on the application and the custodian, or trustee, of the UGMA or UTMA must sign instructions in a manner indicating trustee capacity.

CORPORATE AND PARTNERSHIP ACCOUNTS. To open a corporate or partnership account, or to send instructions to the Fund, the following documents are required:

- For corporations, a corporate resolution signed by an authorized person with a signature guarantee.

- For partnerships, a certification for a partnership agreement, or the pages from the partnership agreement that identify the general partners.

An authorized officer of the corporation or other legal entity must sign the application.

TRUST ACCOUNTS. The trust must be established before you can open a trust account. To open the account you must include the name of each trustee, the name of the trust and provide a certification for trust, or the pages from the trust document that identify the trustees.

RETIREMENT ACCOUNTS. The Fund offers IRA accounts, including traditional IRA, Roth IRA, Rollover IRA, SEP-IRA, SIMPLE IRA and Keogh accounts. Fund shares may also be an appropriate investment for other retirement plans. Before investing in any IRA or other retirement plan, you should consult your tax advisor.
Whenever making an investment in an IRA be sure to indicate the year in which the contribution is made.

DISTRIBUTION AND SERVICE (RULE 12B-1) PLAN

The Fund has adopted a Distribution and Service Plan (the "Plan"), pursuant to Rule 12b-1 under the Act (the "Rule") that allows the Fund to pay distribution fees for the sale and distribution of its shares. The Rule provides that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by the Rule. The Plan provides that the Fund will compensate the Distributor by paying the Distributor a monthly fee equal to 0.25% of its average daily net assets, on an annual basis, to enable it to provide marketing and promotional support to the Fund, shareholder servicing and maintaining shareholder accounts and to make payments to broker-dealers and other financial institutions with which it has written agreements, and whose clients are Fund shareholders, for providing distribution assistance. Fees paid under the Plan may not be waived for individual shareholders.

Shareholder servicing agents and broker-dealers may charge investors a fee in connection with their use of specialized purchase and redemption procedures offered to investors by the shareholder servicing agents and broker-dealers. In addition, shareholder servicing agents and broker-dealers offering purchase and redemption procedures similar to those offered to shareholders who invest in the Fund directly may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. Accordingly, the net return to investors who invest through shareholder servicing agents and broker-dealers may be less than by investing in the Fund directly. An investor should read the Prospectus in conjunction with the materials provided by the shareholder servicing agent and broker-dealer describing the procedures under which Fund shares may be purchased and redeemed through the shareholder servicing agent and broker-dealer.

BECAUSE THESE DISTRIBUTION AND SHAREHOLDER SERVICE FEES ARE PAID OUT OF THE FUND'S ASSETS ON AN ONGOING BASIS, THE FEES MAY, OVER TIME, INCREASE THE COST OF INVESTING IN THE FUND AND MAY COST INVESTORS MORE THAN OTHER TYPES OF SALES LOADS.

HOW TO OPEN AN ACCOUNT AND PURCHASE SHARES
------------------------------------------

The price for Fund shares is the Fund's net asset value per share (NAV) plus the applicable up-front sales load imposed at the time of purchase as set forth in the chart below:

                                                                              DEALER REALLOWANCE
                                         SALES LOADS AS A % OF:                  AS % OF PUBLIC
  AMOUNT OF INVESTMENT         PUBLIC OFFERING PRICE   NET AMOUNT INVESTED       OFFERING PRICE

    Less than $25,000                   5.00%                 5.26                   4.50
   $25,000 to $99,999                   4.25%                 4.44                   3.825
  $100,000 to $249,999                  3.50%                 3.63                   3.15
  $250,000 to $499,999                  2.75%                 2.83                   2.475
  $500,000 to $999,999                  2.00%                 2.04                   1.80
$1,000,000 to $1,999,999                1.00%                 1.01                   0.90
   $2,000,000 or more                   None*                 None*                  None

A shareholder's purchase of shares of the Fund and the Azzad/Dow Jones Ethical Market Fund are combined for purposes of determining the amount of investment and the applicable sales load. Various individuals and organizations that meet Fund requirements may buy shares at NAV - that is, without a sales charge. For a list of those who may qualify for fee waivers, see the Statement of Additional Information. U.S. Discount Brokerage, Inc. ("USDB") will maintain a branch office at the offices of the Fund's adviser. To the extent USDB makes payments in lieu of commissions to its registered representatives at this office, the adviser will reimburse USDB for such payments.

The Fund receives the entire net asset value of all of its shares that are sold. CFS Distributors, Inc. serves as the Fund's distributor and it retains the full sales charge from which it pays the dealer reallowance. We determine the NAV as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) every day that the Exchange is open. We will price your order at the next NAV calculated after the Fund receives your order. For more information on how we price shares, see "WHEN AND HOW NAV IS DETERMINED" on page 16.

The minimum initial investment is $1,000 and minimum subsequent investment is $50 per month per account for persons enrolled in the automatic investment plan described below.

     BY MAIL: You may purchase shares of the Fund by completing and signing the Account Application form which accompanies this Prospectus and mailing it, in proper form, together with a check made payable to the Fund, to the address listed below:

     AZZAD ETHICAL INCOME FUND
     C/o Champion Fund Services
     14340 Torrey Chase Blvd.
     Suite 170
     Houston, Texas 77014

When making subsequent investments, enclose your check with the return remittance portion of the confirmation of your previous investment or indicate on your check or a separate piece of paper your name, address and account number and mail to the address set forth above. Third party checks will not be accepted, and the Fund reserves the right to refuse to accept second party checks.

     BY TELEPHONE: Once your account is open, you may make investments by telephone by calling 1-888-350-3369 or 1-281-444-1894. Payment for shares purchased by telephone is due within three business days after the date of the transaction. Investments by telephone are not available in the Fund retirement account administered by the Fund's administrator or its agents.

If your telephone order to purchase shares is canceled due to nonpayment (whether or not your check has been processed by the Fund), you will be responsible for any loss incurred by the Fund because of such cancellation.

     BY WIRE: You may make your initial or subsequent investments in the Fund by wire transfer. To do so, call the Fund at 1-888-350-3369 or 1-281-444-1894 for a confirmation number and wiring instructions.

To assure proper receipt, please be sure your bank included the Fund name and the account number that has been assigned to you. If you are opening a new account, please complete the Account Application form and mail it to the address indicated in "By Mail" above after completing your wire arrangement.

Wire purchases are completed when wired payment is received and the Fund accepts the purchase. The Fund and the Fund's distributor are not responsible for any delays that occur in wiring funds, including delays in processing by the bank.
Note: federal funds wire purchase orders will be accepted only when the Fund and Custodian Bank are open for business.

There are no wire fees charged by the Fund for purchases of $1,000 or more. A wire fee of up to $20 will be charged by the Fund on wire purchases of less than $1,000. Your bank also may charge wire fees for this service.

     BY AUTOMATIC INVESTMENT PLAN: Once your account is open, you may make investments automatically by completing the automatic investment plan form authorizing the Fund to draw on your bank account. You may automatically invest as little as $50 a month; beginning within thirty (30) days after your account is opened. Ask your bank whether it will honor debits through the Automated Clearing House ("ACH") or, if necessary, preauthorized checks. You may change the date or amount of your investment at any time by written instruction received by the Fund at least fifteen business days before the change is to become effective.

RIGHT OF ACCUMULATION

Once you have purchased shares in the Fund, you can qualify for a discount on the sales charge. When you purchase additional shares at the public offering price, you will pay the sales charge corresponding to the total of your current purchase plus either the value of shares of the Fund and the Azzad/Dow Jones Ethical Market Fund you already own, or their original cost - whichever is greater. (Remember, sales charges go down as the amount of the transaction increases.) To receive this discount, you must notify the Fund in writing of your previous purchases when you make your current purchase.

EXCHANGE PRIVILEGE

You may exchange any or all of your shares in the Fund for shares of the Azzad Dow Jones Ethical Market Fund. The exchange is made without sales charge. You may request the exchange by contacting the Fund at the phone number or address provided in the "By Telephone" and "By Mail" sections above.

It is your responsibility to obtain and read a prospectus of the Azzad Dow Jones Ethical Market Fund before you make an exchange.

     o You may make up to two exchanges out of each fund during a calendar year. This limit helps keep each fund's net asset base stable and reduces the fund's administrative expenses.

     o If you exchange shares into or out of a fund, the exchange is made at the net asset value per share of each fund next determined after the exchange request is received.

     o In times of extreme economic or market conditions, exchanging shares by telephone may be difficult. To receive a specific day's price, your letter or call must be received before that day's close of the New York Stock Exchange.

     o Each exchange represents the sale of shares from one fund and the purchase of shares in another, which may produce a gain or loss for federal income tax purposes.

No exchange will be accepted unless the registration of the two accounts is identical. Neither the Azzad Funds nor the Funds' transfer agent are liable for following exchange instructions communicated by telephone that they reasonably believe to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, the Funds' transfer agent may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

ADDITIONAL INFORMATION ABOUT PURCHASES

All purchases of shares are subject to acceptance by the Fund and are not binding until accepted. The Fund reserves the right to reject any application or investment. Orders become effective as of 4:00 p.m., Eastern time, Monday through Friday, exclusive of business holidays. The Fund does not accept third party checks.

Fees and charges associated with purchasing shares of the Fund are set forth in the Fund's prospectus. However, investors may purchase and sell shares through registered broker-dealers who may charge additional fees for their services.

If checks are returned unpaid due to insufficient funds, stop payment or other reasons, the Fund will charge $20 and you will be responsible for any loss incurred by the Fund with respect to canceling the purchase. To recover any such loss or charge, the Fund reserves the right, without further notice, to redeem shares already owned by any purchaser (in either the Fund or the Azzad/Dow Jones Ethical Market Fund) whose order is canceled and such a purchaser may be prohibited from placing further orders unless investments are accompanied by full payment by wire or cashier's check.

Investments paid for by checks drawn on foreign banks may be deferred until such checks have cleared the normal collection process. In such instances, any amounts charged to the Fund for collection procedures will be deducted from the amount invested.

HOW TO SELL (REDEEM) SHARES OF THE FUND
---------------------------------------

If your redemption request is received prior to close of trading on the New York Stock Exchange (4:00 p.m. Eastern time), your redemption will be priced the same day. Any redemption request received after that time will be priced the next day. We will redeem your shares at the net asset value.

     BY MAIL: Your request must include:

a) original signatures of each registered owner exactly as the shares are registered;
b)   the Fund name and the account number;
c)   the number of shares or dollar amount to be redeemed; and
d)   any   additional   documents   that  may  be  required  for  redemption  by
     corporations, partnerships, trusts or other entities.

Send your written request for redemption to:

     AZZAD ETHICAL INCOME FUND
     c/o Champion Fund Services
     14340 Torrey Chase Blvd., Suite 170
     Houston, Texas 77014

     BY TELEPHONE: You may request redemption by telephone by calling the Fund at 1-888-350-3369 or 1-281-444-1894. If you do not wish to allow telephone redemptions by any person on the account, you should decline that option on the account application.

This feature can only be used on non-institutional accounts if:

a) the redemption proceeds are to be mailed to the address of record or wired to the pre-authorized bank account;
b) there has been no change of address of record on the account within the preceding 30 days;
c)   the person requesting the redemption can provide proper identification; and
d)   the proceeds of the redemption do not exceed $15,000.

In connection with telephone redemptions, neither the Fund nor the transfer agent will be responsible for acting upon any instructions reasonably believed by them to be genuine. The Fund and/or the transfer agent will, however, employ reasonable procedures to confirm that instructions communicated by telephone are genuine (including requiring some form of personal identification, providing written confirmations, and tape recording conversations); and if the Fund or the transfer agent does not employ reasonable procedures, it may be liable for losses due to unauthorized or fraudulent transactions. Shareholders should be aware that they may experience difficulty effecting telephone redemptions during times of a market downturn or other emergency.

SPECIAL REDEMPTION ARRANGEMENTS

Special arrangements may be made by institutional investors, or on behalf of accounts established by brokers, advisers, banks or similar institutions, to have redemption proceeds transferred by wire to pre-established accounts upon telephone instructions. For further information call the Fund at 1-888-350-3369 or 1-281-444-1894.

SIGNATURE GUARANTEE

Redemptions in excess of $50,000 currently require a signature guarantee. A signature guarantee is required for all redemptions, regardless of the amount involved, when proceeds are to be paid to someone other than the registered owner of the shares to be redeemed, or if proceeds are to be mailed to an address other than the registered address of record. A signature guarantee verifies the authenticity of your signature and the guarantor must be an eligible guarantor. In order to be eligible, the guarantor must be a participant in a STAMP program (a Securities Transfer Agents Medallion Program). You may call the Fund at 1-888-350-3369 or 1-281-444-1894 to determine whether the guarantor is eligible.

REDEMPTION PROCEEDS MAY BE SENT TO YOU:

     BY MAIL: If your redemption check is mailed, it is usually mailed within 48 hours of receipt of the redemption request; however, the Fund may hold redemption proceeds for up to seven days. If the shares to be redeemed were purchased by check, the redemption proceeds will not be mailed until the purchase check has cleared, which may take up to 15 days from the purchase date. You may avoid this requirement by investing by bank wire (federal funds). Please notify the Fund promptly in writing of any change of address.

     BY WIRE: You may authorize the Fund to transmit redemption proceeds by wire provided you send written instructions with a signature guarantee at the time of redemption. Proceeds from your redemption will usually be transmitted on the first business day following the redemption. However, the Fund may hold redemption proceeds for up to 7 days. If the shares to be redeemed were purchased by check, the redemption proceeds will not be wired until the purchase check has cleared, which may take up to 15 days from the purchase date. A wire fee of up to $20 will be charged by the Fund, which is deducted from redemption proceeds.

ADDITIONAL INFORMATION ABOUT REDEMPTIONS

(1) The redemption price may be more or less than your cost, depending on the net asset value of the Fund's portfolio next determined after your request is received.
(2) A request to redeem shares in an IRA or similar retirement account must be accompanied by an IRS Form W4-P and must state a reason for withdrawal as specified by the IRS. Proceeds from the redemption of shares from a retirement account may be subject to withholding tax.
(3) The Fund may redeem existing accounts and refuse a potential account the privilege of having an account in the Fund if the Fund reasonably determines that the failure to do so would have a material adverse consequence to the Fund and its shareholders.
(4) Excessive short term trading has an adverse impact on effective portfolio management as well as upon Fund expenses. The Fund may refuse investments from shareholders who engage in short term trading.

MANDATORY REDEMPTIONS

In order to reduce expenses, the Fund may redeem all of the shares in any shareholder account, other than an active automatic investment plan, UGMA/UTMA and retirement plan account, if, for a period of more than three months, the account has a net value of $500 or less and the reduction in value is not due to market action. If the Fund elects to close such accounts, it will notify shareholders whose accounts are below the minimum of its intention to do so, and will provide those shareholders with an opportunity to increase their accounts by investing a sufficient amount to bring their accounts up to the minimum amount within ninety (90) days of the notice. No account-closing fee will be charged to investors whose accounts are closed under the mandatory redemption provision.

WHEN AND HOW NAV IS DETERMINED
------------------------------

The value of a single share of the Fund is known as its "net asset value" per share or "NAV." The Fund's NAV per share is normally calculated by the administrator of the Fund as of the close of the regular session of trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern time) on each weekday except days when the NYSE is closed. The Fund's NAV may be calculated earlier, however, if trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission (SEC).

If a security or securities that the Fund owns are traded when the NYSE is closed (for example, on a foreign exchange or in an after-hours market) the value of the Fund's assets may be affected on days when the Fund is not open for business. In addition, trading in some of the Fund's assets may not occur on days when the Fund is open for business.

The Fund's NAV is determined by taking the market value of all securities owned by the Fund (plus all other assets such as cash), subtracting all liabilities and then dividing the result (net assets) by the number of shares outstanding.

The Fund's securities are valued primarily on the basis of market quotations. Certain short-term securities are valued on the basis of amortized cost. If market quotations are not readily available for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value.

DISTRIBUTIONS
-------------

As a shareholder, you are entitled to your share of the Fund's net income and capital gains on its investments. The Fund passes substantially all of its earnings along to its investors as distributions. When the Fund earns dividends from stocks and interest from bonds and other debt securities and distributes these earnings to shareholders, it is called a dividend distribution. The Fund realizes capital gains when it sells securities for a higher price than it paid. When net long-term capital gains are distributed to shareholders, it is called a capital gain distribution. Net short-term capital gains are considered ordinary income and are included in dividend distributions.

LONG-TERM VS. SHORT-TERM CAPITAL GAINS:

     Long-term capital gains are realized on securities held by the Fund for more than one year and are part of your capital gain distribution.

     Short-term capital gains are realized on securities held by the Fund for less than one year and are part of your dividend distributions.

The Fund distributes dividends and capital gains, if any, annually. All distributions are reinvested in additional shares, unless you elect to receive distributions in cash. For Federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested. Shares become entitled to receive distributions on the day after the shares are issued.

If you have elected to receive distributions in cash, and the postal or other delivery service returns your check to the Fund as undeliverable, you will not receive interest on amounts represented by the uncashed checks.

FEDERAL TAX CONSIDERATIONS
--------------------------

Your investment will have tax consequences that you should consider. Some of the more common federal tax consequences are described here but you should consult your tax consultant about your particular situation. Although it is not an investment objective, the Fund's Adviser will attempt to take into account the tax consequences of its investment decisions. However, there may be occasions when the Adviser's investment decisions will result in a negative tax consequence for the Fund's shareholders.

TAXES ON DISTRIBUTIONS. The Fund operates in a manner such that it will not be liable for Federal income or excise tax. Distributions of net investment income or short-term capital gain are taxable to you as ordinary income. Distributions of long-term capital gain are taxable to you as long-term capital gain, regardless of how long you have held your shares. Distributions may also be subject to state and local taxes.

The Fund will mail reports containing information about the Fund's distributions during the year to you after December 31 of each year (by January 31st). Consult your tax advisor about the Federal, state and local tax consequences in your particular circumstances.

TAXES ON REDEMPTIONS OF SHARES. The sale of Fund shares is a taxable transaction for Federal income tax purposes. Your taxable gain or loss is computed by subtracting your tax basis in the shares from the redemption proceeds. Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should keep your account statement so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain or loss.

"BUYING A DIVIDEND." All distributions reduce the net asset value of the Fund's shares by the amount of the distribution. Unless your investment is in a tax-deferred account, you may wish to avoid buying shares of the Fund shortly before a distribution. If you do, you will pay the full pre-distribution price for your shares and then receive part of your investment back as a taxable distribution.

TAX WITHHOLDING. The Fund may be required to withhold U.S. federal income tax at the rate of 31 percent from all taxable distributions and from proceeds from certain sales payable to shareholders who fail to provide the Fund with their correct taxpayers identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Any such withheld amounts may be credited against the shareholder's U.S. federal income tax liability.

PERFORMANCE COMPARISONS
-----------------------

Advertisements and other sales literature may refer to the Fund's total return. The total return for the one, five and ten-year periods (or for the life of the Fund until the Fund is in existence for such longer periods) through the most recent calendar quarter represents the average annual compounded rate of return on an investment of $1,000 in the Fund invested at the public offering price, plus any applicable sales load. Total return may also be presented for other periods. All data are based on past investment results and do not predict future performance. Investment performance, which will vary, is based on many factors, including market conditions, portfolio composition and Fund operating expenses.

Investment performance also often reflects the risks associated with the Fund's investment objectives and strategies. These factors should be considered when comparing the Fund's investment results with those of other mutual funds and other investment vehicles.

Quotations of investment performance for any period when an expense limitation is in effect will be greater than if the limitation had not been in effect. Fund performance may be compared to that of various indexes.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
-------------------------------------------------------

Union Bank of California, located at 350 California Street, San Francisco, CA 94104, serves as custodian for the Fund's cash and securities. The Custodian does not assist in, and is not responsible for, investment decisions involving assets of the Fund. Champion Fund Services, the Fund's administrator, located at 14340 Torrey Chase Boulevard, Suite 170, Houston, Texas 77014, also serves as the Fund's transfer and dividend disbursing agent.

INDEPENDENT AUDITORS
--------------------

McCurdy & Associates, CPAs, Inc., 27955 Clemens Road, Westlake, Ohio 44145, served as independent auditors for the Fund for fiscal year 2001. Tait, Weller & Baker, 8 Penn Center Plaza, Suite 800, Philadelphia, Pennsylvania 19103, will serve as independent auditors for the Fund beginning in fiscal year 2002.

ORGANIZATION
------------

The Azzad Ethical Income Fund is a diversified series of Azzad Funds, a Massachusetts business trust that is registered with the SEC as an open-end, management investment company. It is not intended that meetings of the Fund's shareholders be held except when required by Federal or Massachusetts state law. All shareholders of the Fund are entitled to vote at shareholders' meetings. From time to time, large shareholders may control the Fund.

FOR MORE INFORMATION
--------------------

INVESTMENT ADVISER
Azzad Asset Management, Inc.
     3130 Fairview Park Drive, Suite 130
     Falls Church, VA 22042

INDEPENDENT AUDITORS
Tait, Weller & Baker
     8 Penn Center Plaza, Suite 800
     Philadelphia, PA 19103

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT
Fund Services, Inc. D/B/A
Champion Fund Services
     14340 Torrey Chase Blvd.
     Suite 170
     Houston, TX 77014-1044

DISTRIBUTOR
CFS Distributors, Inc.
     14340 Torrey Chase Blvd., Suite 170
     Houston, TX  77014-1044

CUSTODIAN
Union Bank of California
     350 California Street
     San Francisco, CA 94104

FINANCIAL HIGHLIGHTS
--------------------

The financial highlights table is intended to help you understand the fund's financial performance since its inception. Total return represents the rate that an investor would have earned (or lost) on an investment in the fund, assuming reinvestment of all dividends and other distributions. The information for the period ended June 30, 2001 has been audited by the Fund's former independent accountants, McCurdy & Associates, whose report, along with the Fund's financial statements, is incorporated by reference into the Statement of Additional Information and is included in the annual report. The annual report is available upon request by calling toll-free 1-888-350-3369 or 1-281-444-1894. The information for the period ended December 31, 2001 is unaudited.

For a capital share outstanding throughout each period indicated: (a)

                                                    7/1/2001 to    7/11/2000 to
                                                    12/31/2001     6/30/2001(b)
                                                    -----------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $  5.21        $ 10.00
                                                      -------        -------

Income from investment operations:
   Net investment loss                                  (0.03)         (1.59)
   Net realized and unrealized loss                     (0.06)         (3.20)
      on investments
Dividends  and distributions                               --             --
                                                      -------        -------
Total from investment operation                          (.09)         (4.79)

NET ASSET VALUE, END OF PERIOD                        $  5.12        $  5.21
                                                      =======        =======

TOTAL RETURN (c)(d)                                    (1.73%)       (47.90%)

Ratio of expenses to average net assets                 2.25%(e)      27.82%(e)
   after fees waived and expenses reimbursed
Ratio of expenses to average net assets before         25.86%(e)      33.39%(e)
   fees waived and expenses reimbursed
Ratio of net income (loss) to average net assets       (0.96%)(e)    (26.76%)(e)
   after fees waived and expenses reimbursed
Ratio of net income (loss) to average net assets      (24.57%)(e)    (32.33%)(e)
   before fees waived and expenses reimbursed
Net assets, end of period  (000's)                    $   226        $   270

Turnover Ratio                                             0%         59.40%

--------------------------------
(a) Per share numbers were calculated using the average share method for the period 7/11/2000 to 06/30/2001, shares outstanding were used for the period 07/01/2001 to 12/31/2001.
(b)  For the period July 11, 2000 (commencement of operations) to June 30,2001.
(c) Based on the net asset value per share. The Fund's sales charge is not reflected in total return calculation.
(d)  Not annualized.
(e)  Annualized.

                                 PRIVACY POLICY

The following is a description of the Azzad Funds'(TM) ("the Funds") policies regarding disclosure of nonpublic personal information that you provide to the Funds or that the Funds collect from other sources. In the event that you hold shares of a Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

CATEGORIES OF INFORMATION THE FUNDS COLLECT. The Funds collect the following nonpublic personal information about you:

     o Information the Funds receive from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

     o Information about your transactions with the Funds, their affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

CATEGORIES OF INFORMATION THE FUNDS DISCLOSE. The Funds do not disclose any nonpublic personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Funds are permitted by law to disclose all of the information they collect, as described above, to their service providers (such as the Funds' custodian, administrator and transfer agency) to process your transactions and otherwise provide services to you.

CONFIDENTIALITY AND SECURITY. The Funds restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Funds maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

                                   AZZAD FUNDS

The following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS. Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF  ADDITIONAL  INFORMATION  ("SAI").  The SAI provides  more detailed
information   about  the  Fund  and  is  incorporated  by  reference  into  this
Prospectus.

You may obtain free copies of both reports and the SAI, request other information and discuss your questions about the Fund by contacting the Fund at:

                            Azzad Ethical Income Fund
                           c/o Champion Fund Services
                     14340 Torrey Chase Boulevard, Suite 170
                             Houston, TX 77014-1044
                        1-888-350-3369 or 1-281-444-1894

You can also review the Fund's reports and SAI by visiting the Public Reference Room of the Securities and Exchange Commission at 450 Fifth Street, NW, Washington, DC 20549. Please call 202-942-8090 to learn the Public Reference Room's business hours. You may request copies of the Fund's reports and SAI, for a fee, by writing to the Public Reference Room at this address, or by e-mailing your request to PUBLICINFO@SEC.GOV. You may also download a free, text-only version from the Commission's Internet website at www.sec.gov.

The Fund's Investment Company Act file number is 811-08021.


                            AZZAD ETHICAL INCOME FUND

                                   PROSPECTUS

                                  JULY 22, 2002

                       AZZAD/DOW JONES ETHICAL MARKET FUND

     (AN ENHANCED INDEX MUTUAL FUND BASED ON THE EXTRA LIQUID VERSION OF THE
                         DOW JONES ISLAMIC MARKET INDEX)

                       STATEMENT OF ADDITIONAL INFORMATION

                                  JULY 22, 2002

                                   AZZAD FUNDS

This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Fund's Prospectus dated July 22, 2002. Copies of the Prospectus may be obtained from the Fund by writing the Fund's Administrator,
  Champion Fund Services, at 14340 Torrey Chase Blvd., Suite 170 Houston, Texas
             77014, or by calling 1-888-350-3369 or 1-281-444-1894.

                                TABLE OF CONTENTS

INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS................................4

TRUSTEES AND EXECUTIVE OFFICERS................................................7

INVESTMENT ADVISORY AND OTHER SERVICES........................................11

PRINCIPAL SHAREHOLDERS........................................................13

CODE OF ETHICS................................................................13

ADMINISTRATOR.................................................................14

CUSTODIAN.....................................................................15

DISTRIBUTOR...................................................................15

SHAREHOLDER SERVICING AND DISTRIBUTION PLAN...................................15

OTHER EXPENSES................................................................16

PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE............................16

TAXATION......................................................................18

PURCHASE OF SHARES............................................................19

DIVIDENDS AND DISTRIBUTIONS...................................................19

NET ASSET VALUE...............................................................19

PERFORMANCE COMPARISONS.......................................................20

REDEMPTION OF SHARES..........................................................22

INDEPENDENT ACCOUNTANTS.......................................................22

OTHER INFORMATION:............................................................23

FINANCIAL STATEMENTS..........................................................24

                                    GLOSSARY

As used in this SAI, the following terms have the meanings listed.

"Adviser" means Azzad Asset Management, Inc.

"Board" means the Board of Trustees of the Company.

"Champion"  means  Fund  Services  Inc.,  d/b/a  Champion  Fund  Services,   the
administrator, fund accountant, and transfer and distribution-disbursing agent of the Fund.

"Code" means the Internal Revenue Code of 1986, as amended.

"Company" means Azzad Funds, a Massachusetts business trust that is registered with the SEC as an open-end, management investment company, commonly referred to as a "mutual fund".

"Custodian" means the custodian of the Fund's assets.

"Fund" means the Azzad/Dow Jones Ethical Market Fund, a separate series of the Company.

"Moody's" means Moody's Investors Service.

"NRSRO" means a nationally recognized statistical rating organization.

"NAV" means net asset value.

"SEC" means the U.S. Securities and Exchange Commission.

"S&P" means Standard & Poor's.

"U.S. Government Securities" means obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

"1933 Act" means the Securities Act of 1933, as amended.

"1940 Act" means the Investment Company Act of 1940, as amended.

                 INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS
                 -----------------------------------------------

     The Fund's primary investment objective is to provide investors with annual returns which, after expenses, match or exceed the annualized performance of the U.S. component stocks of the Dow Jones Islamic Market Extra Liquid Index (the "Index")1, a sub-index of the Dow Jones Islamic Market Index ("DJIM"). The DJIM is a globally diversified compilation of common stocks considered by Dow Jones'Shari`ah Supervisory Board to be compliant with Shari`ah law.

     The Fund seeks to achieve its investment objective by investing substantially all of its net assets in the U.S. component stocks of the IMXL, an unmanaged index that tracks the 100 most liquid U.S. and non-U.S. securities listed on the DJIM. The investment adviser seeks to achieve and maintain a correlation between the Fund's investment portfolio and the U.S. component stocks of the IMXL of at least 0.95, after expenses. A correlation of 1.00 would mean that the Fund and U.S. component stocks of the IMXL were perfectly correlated.

     The investment adviser will allocate 75% of the Fund's net assets among the U.S. component stocks of the IMXL according to the weightings assigned to such securities in the IMXL (after adjustment to reflect the exclusion of all non-U.S. component stocks). The investment adviser seeks to enhance the Fund's performance by investing up to 25% of the Fund's net assets in the top 10 U.S. component securities of the IMXL that have the highest current dividend yield. The percentage of the Fund's investments in each of these securities is weighted according to dividend yield so that a greater portion of the allocation is invested in the stocks with the highest dividend yield.

     ETHICAL INVESTING - COMPLIANCE WITH SHARI`AH LAW

     The Fund is designed to provide investors with an ethical investment alternative that is consistent with the body of Islamic laws known as Shari`ah. Generally, Shari`ah requires that investors share in profit and loss, that they receive no usury or interest income (RIBA), and that they do not invest in a business that is not permitted under Islamic principles. All component stocks of the DJIM are carefully screened for compliance with the principles of Shari`ah law and approved for inclusion in the DJIM by the Dow Jones Shari`ah Supervisory Board. Accordingly, since the IMXL is a sub-index of the DJIM, each component stock of the IMXL has been approved by Dow Jones' Shari`ah Supervisory Board by virtue of its inclusion in the DJIM and are deemed eligible for investment by the Fund.

     Dow Jones' selection process for Shari`ah compliant stocks begins by excluding those firms who do not meet specific business line and financial requirements. Specifically, Dow Jones excludes firms whose products or services include:

Alcohol
Pork related products
Conventional financial services (banking, insurance, etc.)
Entertainment (hotels, casinos/gambling, cinema, pornography, music, etc.)
Tobacco
Defense

-------------------------------
1 "Dow Jones", "Dow Jones Islamic Market Index" and "Dow Jones Islamic Market Extra Liquid Index " are service marks of Dow Jones & Company, Inc. Dow Jones has no relationship to the Fund's investment adviser other than the licensing of the Dow Jones Islamic Market Index and its service marks for use in connection with the Fund. This Fund is not sponsored, endorsed, sold, or promoted by Dow Jones and Dow Jones makes no representation regarding the advisability of investing in the Fund.

     These incompatible lines of business are removed from the "universe" of stocks considered for the DJIM and IMXL. After removing companies with unacceptable primary business activities, the remaining universe is tested by three financial-ratio "filters". The purpose is to remove companies with unacceptable financial ratios.

The filters exclude companies if:

-- Total debt divided by trailing 12-month average market capitalization is greater than or equal to 33%.(Note: total debt = short term debt + current portion of long-term debt + long-term debt).

--   Accounts  receivables  divided by total  assets is greater than or equal to
     45%.  (Note:   accounts  receivables  =  current  receivables  +  long-term receivables).

-- The sum of cash and interest bearing securities divided by trailing 12-month average market capitalization is greater than or equal to 33%.

     Companies that pass these screens are included in the DJIM investable universe, from which IMXL component stocks are selected.

     TEMPORARY DEFENSIVE STRATEGY

     During  uncertain   market,   economic,   political  or  other  unfavorable
conditions, the Fund may adopt a temporary defensive position. Under these circumstances, the Fund may hold a substantial portion of its assets in non-interest bearing cash accounts in accordance with policies and procedures established by the Shari`ah Supervisory Board. During these periods, the Fund may not achieve its investment objective.

     INVESTMENT POLICIES AND ASSOCIATED RISKS

     The following discussion supplements the disclosure in the prospectus about the Fund's investment techniques, strategies and risks. The Fund is designed for investment of that portion of an investor's funds which can appropriately bear the special risks associated with certain types of investments (e.g., investments in common stocks pursuant to an enhanced indexed-oriented investment strategy consistent with the body of Islamic laws known as Shari`ah). Unless otherwise noted, the policies described in this Statement of Additional Information are not fundamental and may be changed by the Board of Directors. As all investment securities are subject to inherent market risks and fluctuations in value due to earnings, economic and political conditions and other factors, the Fund can give no assurance that its investment objective will be achieved.

     RISKS OF INVESTING IN PORTFOLIO SECURITIES

     The Fund will invest solely in the U.S. component securities of the Dow Jones Islamic Market Extra Liquid Index which are all common stocks. The Fund will not invest in any other type of equity security. Common stock represents the residual ownership interest in an issuer and is entitled to the income and increase in the value of the assets and business of the entity after all of its obligations and preferred stock are satisfied.

     An investment in the Fund should be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the general condition of the stock market may deteriorate. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value according to various unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction and global or regional political, economic and banking crises. In addition to the general risks and considerations of equity investing, the Fund is subject to the specific risks associated with the specific investments discussed below.

     FUNDAMENTAL INVESTMENT RESTRICTIONS

     The Fund is operated under the following investment restrictions, which are deemed fundamental policies and may be changed only with the approval of the holders of a "majority of the outstanding voting securities" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the Fund. As used in this Statement of Additional Information, the term "majority of the outstanding voting securities" as defined in the 1940 Act currently means the vote of (i) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or represented by proxy; or (ii) more than 50% of the outstanding voting securities, whichever is less.

The Fund may not:

(1) Borrow money or pledge its assets except in an amount not to exceed 1/3 of the current value of its net assets and in a manner not to contravene the policies and procedures of Islamic Shari'ah principles, it may borrow money as a temporary measure for extraordinary or emergency purposes, and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money will be borrowed only from banks and only to accommodate requests for the redemption of Fund shares, while effecting an orderly liquidation of investment portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete a portfolio security transaction or other similar situations).

(2) Earn interest on its capital except as permitted by the policies and procedures established by the Shari`ah Supervisory Board;

(3) Purchase any security which is not included in the U.S. component of the Dow Jones Islamic Market Extra Liquid Index;

(4) Hold uninvested cash in interest bearing deposits or invest such uninvested cash in a manner that would not be in compliance with Shari'ah law principles;

(5) Acquire the securities of one issuer if upon such purchase the value of the Fund's holdings of such securities would exceed 10% of its net assets;

(6) Invest in fixed income investments, except as permitted by the policies and procedures established by the Shari`ah Supervisory Board;

(7) Underwrite securities issued by other persons except insofar as it may technically be deemed an underwriter under the Securities Act of 1933, as amended (the "1933 Act") in selling a portfolio security;

(8) Purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities is reserved);

(9) Concentrate its investments in any particular industry provided however that if the U.S. component of the Dow Jones Islamic Market Extra Liquid Index concentrates in any industry such concentration in that industry will also be reflected in the Fund's investment portfolio;

(10) Issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder or if such issuance is prohibited by Shari'ah law; or

(11) make loans.

     Except as required by the 1940 Act or the Code, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of the Fund's assets or purchases and redemptions of shares will not be considered a violation of the limitation.

                         TRUSTEES AND EXECUTIVE OFFICERS

     The Board of Trustees supervises the business activities of Azzad Funds (the "Company"). Each Trustee shall hold office until the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee or of a successor to such Trustee, and until the election and qualification of his successor, if any, elected at such meeting, or until such Trustee sooner dies, resigns, retires or is removed.

     The following table contains information concerning each officer of the Company and each trustee of the Company who is an "interested person" of the Company, as defined in the 1940 Act. Mr. Khan is an "interested person" because he is an officer of the Company. Mr. Qasem is an "interested person" because he is an officer of the Company and an officer of the Adviser.

-------------------------------------------------------------------------------------------------------------------------
                                                                                       NUMBER OF
                                                                  PRINCIPAL          PORTFOLIOS IN
                                  POSITIONS    LENGTH OF         OCCUPATION          FUND COMPLEX     OTHER DIRECTORSHIPS
        NAME, ADDRESS             HELD WITH      TIME            DURING PAST          OVERSEEN BY            HELD
           AND AGE               THE COMPANY     SERVED            5 YEARS              TRUSTEE           BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------
Qamaruddin Ali Yar Khan         Chairman,      Since 1996  Vice-President of        2                None
19 West Fullerton Ave.          President                  Finance, Sonoscan,
Glendale Heights, IL 60139      and Trustee                Inc. (manufacturer of
Year of Birth:  1943                                       ultrasonic testing
                                                           equipment)(February
                                                           2001 to present);
                                                           Controller, Sonoscan,
                                                           Inc., (1991 to
                                                           February 2001);
                                                           President and Director
                                                           of Income Achievers,
                                                           Inc. (January 1995 to
                                                           April 2002)
-------------------------------------------------------------------------------------------------------------------------

                                       7

-------------------------------------------------------------------------------------------------------------------------
Bashar Qasem                    Treasurer      Since 2001  President of Azzad       2                None
3130 Fairview Park Drive        and Trustee                Asset Management, Inc.
Suite 130                                                  (since its inception
Falls Church, VA 22402                                     in 2000); Operating
Year of Birth: 1964                                        Manager of Azzad Asset
                                                           Management LLC
                                                           (investment  adviser)
                                                           (1997 to 1999); Chief
                                                           Executive  Officer of
                                                           Ideal Network Systems
                                                           (computers)(1992   to
                                                           1997)
-------------------------------------------------------------------------------------------------------------------------

The following table provides information regarding each trustee who is not an "interested person" of the Company, as defined in the 1940 Act.

-------------------------------------------------------------------------------------------------------------------------
                                                                                          NUMBER OF
                                                                   PRINCIPAL            PORTFOLIOS IN
                                  POSITIONS     LENGTH OF          OCCUPATION            FUND COMPLEX          OTHER
        NAME, ADDRESS             HELD WITH       TIME            DURING PAST            OVERSEEN BY     DIRECTORSHIPS HELD
           AND AGE               THE COMPANY     SERVED             5 YEARS                TRUSTEE           BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------
Syed Shamshad Husain            Trustee         Since      Managing Director of IQRA   2                 Iqra'
1046 Longford Road                              2000       International Education                       International
Bartlett, IL 60103                                         Foundation (publisher of                      Educational
Year of Birth:  1936                                       Islamic religious books)                      Foundation;
                                                           (1995 to present)                             Muslim Society,
                                                                                                         Inc.; Council of
                                                                                                         Islamic
                                                                                                         Organizations of
                                                                                                         Greater Chicago
-------------------------------------------------------------------------------------------------------------------------
Syed K. Raheemullah             Trustee         Since      Member of the technical     2                 Muslim Society,
25 W. 181 Salem                                 2000       staff of Lucent                               Inc.
Naperville, IL 60540                                       Technologies
Year of Birth:  1948                                       (manufacturer of
                                                           telephone equipment)
                                                           (1986 to present)
-------------------------------------------------------------------------------------------------------------------------

                                       8

-------------------------------------------------------------------------------------------------------------------------
Mohammad Abdul-Aleem            Trustee         Since      CEO of Tjara Networks,      2                 Human Assistance
5845 Doverwood Drive                            2001       Inc. (Architects of                           & Development
#107                                                       IslamiaCity.com) (2000 to                     International;
Culver City, CA  90230                                     present); President,                          Tjara Networks,
Year of Birth: 1958                                        Human Assistance and                          Inc.; New Horizon
                                                           Development International                     School Los Angeles
                                                           (a non-profit
                                                           organization  working
                                                           in the field of
                                                           long-term development
                                                           for the
                                                           disadvantaged) (1990
                                                           to present); Project
                                                           Management Systems
                                                           Analyst, TRW Space
                                                           and Defense (1987 to
                                                           present)
-------------------------------------------------------------------------------------------------------------------------

     Although the Board of Trustees has authority to establish an Executive Committee with the power to act on behalf of the Board between meetings and to exercise all powers of the Trustees in the management of the Company, no Executive Committee has been established at this time.

     On September 20, 2001, the Company formed an audit committee consisting of Mr. Husain and Mr. Khan. The audit committee is responsible for overseeing the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund's financial statements and the independent audit of the financial statements; and acting as a liaison between the Fund's independent auditors and the full Board of Trustees. The audit committee held no meetings during the fiscal year ended August 31, 2001.


     The following table provides information regarding shares of and other portfolios of the Company owned by each Trustee as of December 31, 2001:

-------------------------------------------------------------------------------------------------------------------
                                                                                  AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                    SECURITIES IN ALL REGISTERED
                                                                                  INVESTMENT COMPANIES OVERSEEN BY
                                          DOLLARS RANGE OF EQUITY SECURITIES     TRUSTEE WITHIN THE AZZAD FAMILY OF
                TRUSTEE                               IN THE FUND                               FUNDS
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Qamaruddin Ali Yar Khan                                  $0.00                                $12800.00
-------------------------------------------------------------------------------------------------------------------
Bashar Qasem                                             $0.00                                  $0.00
-------------------------------------------------------------------------------------------------------------------
Syed Shamshad Husain                                     $0.00                               $17,108.86
-------------------------------------------------------------------------------------------------------------------
Syed K. Raheemullah                                      $0.00                                $3,432.68
-------------------------------------------------------------------------------------------------------------------
Mohammad Abdul-Aleem                                     $0.00                                  $0.00
-------------------------------------------------------------------------------------------------------------------

     For their service as Trustees of the Company, the trustees who are not "interested persons" are entitled to receive from the Company an aggregate fee of $400 per year, and $100 per day plus expenses for attendance at all meetings held on a day on which a regularly scheduled board meeting is held and $50 per day plus expenses for attendance by telephone at a meeting held on each day on which no regular board meeting is held. None of the executive officers receives compensation from the Company. The Fund will pay a pro rata portion of the fees and expenses payable to the Trustees who are not "interested persons," based on the net assets of the Fund and the other series of the Company.

     The following table sets forth the compensation received by each Trustee who is not designated as an "interested person," during the Fund's fiscal year ended August 31, 2001. The "interested persons" who serve as Trustees of the Company receive no compensation for their service as trustees.

--------------------------------------------------------------------------------
                                      AGGREGATE               TOTAL COMPENSATION
                                     COMPENSATION              FROM THE COMPANY
     NAME OF TRUSTEE               FROM THE COMPANY            AND FUND COMPLEX
     ---------------               ----------------            ----------------
--------------------------------------------------------------------------------
Syed Shamshad Husain                      $0                          $0
--------------------------------------------------------------------------------
Syed K. Raheemullah                       $0                          $0
--------------------------------------------------------------------------------
Mohammad Abdul-Aleem                      $0                          $0
--------------------------------------------------------------------------------
Daniel Abramson **                        $375                        $375
--------------------------------------------------------------------------------
Philip A. Capalongo **                    $375                        $375
--------------------------------------------------------------------------------
Anthony Hertl **                          $375                        $375
--------------------------------------------------------------------------------
** Former board member under Questar.

As of May 1, 2002, the officers and trustees of the Fund as a group owned 0% of the outstanding shares of the Fund.

The Fund is a single series of the Company. The Company currently has two series, each of which is responsible for payment of its pro rata share of any compensation paid to the Disinterested Trustees by the Company.

     SHARI`AH SUPERVISORY BOARD

     To ensure that the investment policies and general business practices of the Fund comply with the precepts of Shria`ah law, the investment adviser has convened an independent Shari`ah Supervisory Board to supervise and review Fund policies and procedures (the "Shari`ah Supervisory Board"). On a bi-annual basis, the Shari`ah Supervisory Board monitors the Fund's investment activities and reviews the Fund's management and compliance procedures based on Islamic financial law (fiqh al mu`amalat) and current Shari`ah scholarship, interpretations, and practices. The Shari`ah Supervisory Board also meets annually for a more comprehensive review and reports on the results of their findings annually in a report to the Board of Trustees of the Fund. The Sharia`ah Supervisory Board also has primary responsibility for overseeing the Adviser's methodology in connection with the purification of interest income
(RIBA).

     The Shari`ah Supervisory Board is comprised of three renowned Shari`ah scholars versed in modern investment disciplines. The Board is chaired by Shaykh Yusuf Talal DeLorenzo of the United States of America and also includes Shaykh Dr. Mohamed Ali EL-Gari of the Kingdom of Saudi Arabia and Shaykh Nizam Yaquby of Bahrain. Additional biographical information on each Shari`ah Supervisory Board member is provided below:

Shaykh Yusuf Talal DeLorenzo

     As a member of the Shari`ah Supervisory Boards of Islamic financial enterprises in the Middle East, Africa, Europe and North America, Shaykh Yusef Talal DeLorenzo is considered a leading authority on Islamic finance in the world today. In 1999, he was named "Shaykl of Wall Street" by a prominent American periodical. His translations of works on Islamic law from Arabic, Persian and Urdu number nearly twenty; and he continues to publish his work in journals and make presentations at international forums. He is the author of a three-volume Compendium of Legal Rulings on the Operations of Islamic Investing for the Dow Jones Interactive University. Shaykh DeLorenzo taught Shari`ah sciences for many years at the university level in Sri Lanka, the United States and Pakistan, where he also served as Advisor to the Federal Government.

Shaykh Dr. Mohamed Ali Eligari

     Dr. Mohamed Ali EL-Gari is the director of Saudi Arabia the Center for Research in Islamic Economics at King Abdulaziz University in Jeddah. He is also a member of the OIC Fiqh Council. Dr. EL-Gari serves as a consultant to Islamic banks and has served on the consulting committee that counseled the Government of Pakistan on the Islamization of its banking system. Dr. EL-Gari holds a Ph.D. in Economics from the University of California.

Shaykh Nizam Yaquby

     Shaykh Nizam Yaquby is a renowned Shari'ah scholar and advisor to numerous Islamic banks and companies, including Abu Dhabi Islamic Bank, Islamic Investment Company of the Gulf, Bahrain and the Arab Islamic Bank, Bahrain. He pursued traditional Islamic studies in Mecca, India and Morocco under the guidance of eminent Islamic scholars, including Shaykh Abdullah Al-Farisi and Shaykh Muhammad Salah Al-Abbasi. He holds a B.A.in Economics and Comparative Religion from McGill University, Toronto. He is a Ph.D. candidate in Islamic Law at the University of Wales. Shaykh Yaquby has published several books on Islam law and is a frequent speaker at Islamic conferences.

INVESTMENT ADVISORY AND OTHER SERVICES
--------------------------------------

     The investment adviser for the Fund is Azzad Asset Management, Inc. (the "Adviser. The address of the Adviser is 3130 Fairview Park Drive, Suite 130, Falls Church, Virginia 22402. The Adviser can also be contacted by telephone at
(703) 207-7005.

     As of May 1, 2002, Messrs. Ziad Al-Bassam (25%), Bashar Qasem (30%) and Khalid Zainy (20%) may be deemed to control the Adviser as a result of their respective ownership interest in the Adviser.

     The Adviser currently serves as the investment adviser pursuant to an Interim Investment Advisory Agreement. The Adviser receives for its services to the Fund a management fee, at an annual rate of 1.00% of the average daily net assets of the Fund. The Adviser has agreed to waive all or a portion of its fee or reimburse the Fund for operating expenses, to the extent necessary to limit the Fund's total annual operating expenses to 2.25% of average daily net assets. "Operating expenses," for purposes of the expense cap agreement, excludes brokerage costs, interest, taxes, litigation, and other extraordinary expenses.

     For the period December 22, 2000 (commencement of operations) to August 31, 2001 the Adviser waived all management fees, totaling $463.00. Therefore, during this period the Fund paid the Adviser $0 in management fees.

     The Interim Advisory Agreement will continue in effect for 150 days unless earlier terminated and replaced by a new investment advisory agreement to be approved by the shareholders. The terms of the interim investment advisory agreement are substantially similar to the previous investment advisory agreement. The Interim Advisory Agreement will terminate automatically in the event of its assignment. In addition, the Interim Advisory Agreement is terminable at any time, without penalty, by the Board of Trustees of the Company or by vote of a majority of the Fund's outstanding voting securities upon 10 days' written notice to the Adviser.

     Under the Interim Advisory Agreement, the Adviser and the Sub-Adviser provide the Fund with advice and assistance in the acquisition and disposition of the Fund's investments. All investment decisions are subject to review by the Board of Trustees of the Company and the Shari`ah Supervisory Board. The Adviser is obligated to pay the salaries and fees of any affiliates of the Adviser serving as officers of the Company or the Fund.

     The same security may be suitable for the Fund or other accounts managed by the Adviser and Sub-Adviser. If and when the Fund or two or more accounts simultaneously purchase or sell the same security, the transactions will be allocated as to price and amount in accordance with arrangements equitable to the Fund or account. The simultaneous purchase or sale of the same securities by the Fund and other accounts may have a detrimental effect on the Fund, as this may affect the price paid or received by the Fund or the size of the position obtainable or able to be sold by the Fund.

THE SUB-ADVISER

     Pauze Swanson Capital Management Co. (the "Sub-Adviser), 14340 Torrey Chase Blvd., Houston, Texas serves as the investment sub-adviser to the Fund pursuant to an Interim Sub-Advisory Agreement dated April 8, 2002. This Interim
Sub-Advisory Agreement will continue in effect for 150 days unless earlier terminated and replaced by a new sub-advisory agreement to be approved by the shareholders. Philip C. Pauze is the controlling shareholder of the Sub-Adviser. Under the terms of the Interim Sub-Advisory Agreement, the Sub-Adviser receives a fee from the Adviser computed and accrued daily and paid monthly at an annual rate of 0.30% of the average daily net assets of the Fund, with a minimum payment of $750 per month.

     Subject always to the control of the Adviser and the Board of Trustees, the Sub-Adviser, at its expense, furnishes continuously an investment program for the Fund. The Sub-Adviser must use its best judgment to make investment decisions, place all orders for the purchase and sale of portfolio securities and execute all agreements related thereto. The Sub-Adviser makes its officers and employees available to the Adviser from time to time at reasonable times to review investment policies and to consult with the Adviser regarding the investment affairs of the Fund. The Sub-Adviser maintains books and records with respect to the securities transactions and renders to the Adviser such periodic and special reports as the Adviser or the Trustees may request. The Adviser provides the Sub-Adviser with unlimited access and usage to all software licenses and updates/upgrades required by the Sub-Adviser to perform its duties, including, without limitation, the Dow Jones Islamic Market Index License and the Investment Shari-A Filtering Application. The Adviser pays for all database information feeds necessary to operate all software applications. The Adviser reimburses the Sub-Adviser for expenses incurred for Bloomberg Services, if used in conjunction with the Investment Shari`ah filtering application, at a rate of $500.00 per month in arrears. The Sub-Adviser pays all other expenses incurred by it in connection with its activities under the sub-advisory agreement other than the cost (including taxes and brokerage commissions, if any) of securities and investments purchased for the Fund.

APPROVAL OF AGREEMENTS

     The Interim Sub-Advisory Agreement and the Interim Advisory Agreement were approved by the Board of Trustees, including the Independent Trustees, at a special meeting of the Board of Trustees held on April 8, 2002. At that meeting, the Board of Trustees was informed that the Fund's portfolio manager had resigned his position with the Adviser, and that the Adviser wished to engage the services of a sub-adviser in order to provide portfolio management services to the Fund. A representative of the Adviser presented information regarding the experience and qualifications of the portfolio manager of the Sub-Adviser and discussed the history and experience of the Sub-Adviser. The Board of Trustees concluded that, in light of the resignation of the portfolio manager, approval of the Interim Sub-Advisory Agreement and the Interim Advisory Agreement was in the best interests of the Company and the Fund's shareholders. The Board of Trustees, including the Independent Trustees, determined to terminate the existing advisory agreement (which did not allow for the engagement of a sub-adviser) and approve an interim agreement that would permit the Adviser to engage the Sub-Adviser.

PRINCIPAL SHAREHOLDERS

     As of May 1, 2002, the following persons were known by the Fund to be control persons of the Fund, based on their ownership of over 25% of the Fund's outstanding shares:

--------------------------------------------------------------------------------
                                                            Percentage of Fund's
Name and Address of Record Owner                             Outstanding Shares
--------------------------------------------------------------------------------
Sarah Mohammed Farlow, Trustee FBO Katie Ann Abeyta
1310 Joplin Street South                                           54.03%
Salem, OR  97302
--------------------------------------------------------------------------------

As of May 1, 2002, the following persons were known by the Fund to be record and beneficial owners of five percent or more of the outstanding stock of the Fund:

--------------------------------------------------------------------------------
                                                              Percent of Fund's
Name and Address of Record Owner         Number of Shares     Outstanding Shares
--------------------------------------------------------------------------------
Fahmi N. Qasem
2968 Nipper Way                                 1,102.589           8.92%
Fairfax, VA  22031
--------------------------------------------------------------------------------

As of May 1, 2002, the officers and Trustees of the Company and the Adviser, as a group, owned 0.00% of the outstanding shares of the Fund.

CODE OF ETHICS
--------------

     Personnel of the Adviser may invest in securities for their own account pursuant to a Code of Ethics which has been adopted by the Fund and the Adviser that sets forth all employees' fiduciary responsibilities regarding the Fund,
establishes   procedures   for  personal   investing   and   restricts   certain
transactions. For example, all personal trades in most securities require pre-clearance, and participation in initial public offerings is prohibited. In addition, restrictions on the timing of personal investing in relation to trades by the Fund and on short-term trading have been adopted.

     Personnel of the distributor may invest in securities for their own account pursuant to a Code of Ethics that has been approved by the Fund and adopted by the distributor. The distributor's Code of Ethics establishes procedures for personal investment and restricts certain transactions. For example, restrictions have been placed on personal investing in securities that may be purchased by the Fund.

ADMINISTRATOR
-------------

     Fund Services Inc., d/b/a Champion Fund Services ("Champion"), 14340 Torrey Chase Blvd., Suite 170 Houston, Texas 77014, pursuant to an Administration Agreement with the Company, began administering the affairs of the Fund effective August 1, 2001. Prior thereto, American Data Services, Inc. ("ADS") served as the Fund's administrator.

     Pursuant to the Administration Agreement, the Administrator, subject to the overall supervision and review of the Board of Trustees of the Company, provides administrative services to the Fund, provides the Fund with office space, facilities and business equipment, and provides the services of executive and clerical personnel for administering the affairs of the Fund.

     The Administration Agreement provides for the Fund to pay the Administrator an annual fee of $21,000. For the period August 1, 2001 to August 31, 2001, Champion received $1,750.00 from the Fund for these services. For the period December 22, 2000 (commencement of operations) to July 31, 2001, ADS received $30,427 from the Fund for these services. Champion also provides transfer agency, dividend disbursing and accounting services to the Fund for which it receives separate compensation.

     The Administration Agreement is terminable by the Board of Trustees of the Company or the Administrator on ninety days' written notice. The Agreement shall remain in effect for one year from the date of its initial execution, and subject to annual approval of the Board of Trustees for one-year periods thereafter. The Agreement provides that in the absence of willful misconduct, bad faith or negligence on the part of the Administrator, the Administrator shall not be liable for any loss arising out of or in connection with its actions thereunder.

     Under the Administration Agreement, the Administrator provides all administrative services, including, without limitation: (i) provides overall day-to-day administrative functions, including coordination of administrative and professional services to the Fund by others, including the Fund's Custodian;
(ii) assisting Fund counsel in preparing, but not paying for, the periodic updating of the Fund's Registration Statement, Prospectus and Statement of Additional Information, including the printing of such documents for the purpose of filings with the Securities and Exchange Commission and state securities administrators, and preparing reports to the Fund's shareholders and the Securities and Exchange Commission; (iii) preparing all filings under the securities or "Blue Sky" laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or its shares under such laws;
(iv) preparing agendas for meetings of the Board of Trustees; and (v) monitoring daily and periodic compliance with respect to all requirements and restrictions of the Investment Company Act, the Internal Revenue Code and the Prospectus.

CUSTODIAN
---------

     Union Bank of California, N.A. serves as custodian for the Fund's cash and securities (the "Custodian"). Pursuant to a Custodian Agreement, it is responsible for maintaining the books and records of the Fund's portfolio securities and cash. The Custodian does not assist in, and is not responsible for, investment decisions involving assets of the Fund.

DISTRIBUTOR
-----------

     Pursuant to a Distribution Agreement dated November 1, 2001, CFS Distributors serves as distributor of the Fund's shares. For the period December 22, 2000 (commencement of operations) to July 31, 2001, AmeriMutual Funds Distributor, Inc. served as distributor of the Fund's shares. For the period August 1, 2001 until October 31, 2001, Lloyd, Scott & Valenti, Ltd. served as distributor of the Fund's shares.

     For the period December 22, 2000 (commencement of operations) to July 31, 2001, the Fund paid AmeriMutual Funds Distributor $2,500 in distribution fees. For the period August 1, 2001 to October 31, 2001, the Fund paid Lloyd, Scott & Valenti $2,499.99 in distribution fees.

     For the period December 22, 2000 (commencement of operations) to July 31, 2001, the following expenses were incurred by the Fund's distributors in connection with distribution of the Fund's shares:

--------------------------------------------------
Advertising                                                         $ 75.00
--------------------------------------------------
Printing and Mailing of Prospectuses to Other than
Current Shareholders                                                $ 0
--------------------------------------------------
Compensation to Distributors                                        $ 0
--------------------------------------------------
Compensation to Broker Dealers                                      $ 0
--------------------------------------------------
Compensation to Sales Personnel                                     $ 0
--------------------------------------------------
Interest, Carrying or other Financing Charges                       $ 0
--------------------------------------------------

SHAREHOLDER SERVICING AND DISTRIBUTION PLAN
-------------------------------------------

     The Fund has adopted a Distribution and Service Plan (the "Plan"), which was reviewed and approved by a majority of the disinterested trustees of the Company, pursuant to Rule 12b-1 under the Act (the "Rule"). The Rule provides that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by the Rule. The Plan provides that the Fund will compensate the Distributor for certain expenses and costs incurred in connection with providing marketing and promotional support to the Fund, shareholder servicing and maintaining shareholder accounts, to compensate parties with which it has written agreements and whose clients own shares of the Fund for providing servicing to their clients ("shareholder servicing") and financial institutions with which it has written agreements and whose clients are Fund shareholders (each a "broker-dealer") for providing distribution assistance and promotional support to the Fund, which is subject to a maximum of

0.25% per annum of the Fund's average daily net assets. Fees paid under the Plan may not be waived for individual shareholders.

     Each shareholder servicing agent and broker-dealer will, as agent for its customers, among other things: answer customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares of each may be effected and certain other matters pertaining to the Fund; assist shareholders in designating and changing dividend options, account designations and addresses; provide necessary personnel and facilities to establish and maintain shareholder accounts and records; assist in processing purchase and redemption transactions; arrange for the wiring of funds; transmit and receive funds in connection with customer orders to purchase or redeem shares; verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnish quarterly and year-end statements and confirmations within five business days after activity in the account; transmit to shareholders of the Fund proxy statements, annual reports, updated prospectuses and other communications; receive, tabulate and transmit proxies executed by shareholders with respect to meetings of shareholders of the Fund; and provide such other related services as either the Fund or a shareholder thereof may request.

     Shareholder servicing agents and broker-dealers may charge investors a fee in connection with their use of specialized purchase and redemption procedures offered to investors by the shareholder servicing agents and broker-dealers. In addition, shareholder servicing agents and broker-dealers offering purchase and redemption procedures similar to those offered to shareholders who invest in the Fund directly may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. Accordingly, the net yield to investors who invest through shareholder servicing agents and broker-dealers may be less than realized by investing in the Fund directly. An investor should read the Prospectus in conjunction with the materials provided by the shareholder servicing agent and broker-dealer describing the procedures under which Fund shares may be purchased and redeemed through the shareholder servicing agent and broker-dealer.

     In accordance with the Rule, the Plan provides that all written agreements relating to the Plan must be in a form satisfactory to the Board of Trustees. In addition, the Plan requires the Fund to prepare, at least quarterly, written reports setting forth all amounts expended for distribution purposes by the Fund and the Distributor pursuant to the Plan and identifying the distribution activities for which those expenditures were made for review by the Board of Trustees.

OTHER EXPENSES
--------------

     The Fund  pays  certain  operating  expenses  that are not  assumed  by the
Adviser, the Administrator or any of their respective affiliates. These expenses, together with fees paid to the Adviser, the Administrator and the Transfer Agent, are deducted from the income of the Fund, respectively, before dividends are paid. These expenses include, but are not limited to, organizational costs and expenses of officers and Trustees who are not affiliated with the Adviser, the Administrator or any of their respective affiliates, taxes, interest, legal fees, custodian fees, audit fees, brokerage fees and commissions, fees and expenses of registering and qualifying the Fund and its shares for distribution under federal and various state securities laws, the expenses of reports to shareholders, shareholders' meetings and proxy solicitations.

PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE
--------------------------------------------------

     The Fund's assets are invested by the Adviser in a manner consistent with its investment objective, policies, and restrictions and with any instructions the Board of Trustees may issue from time to time. Within this framework, the Adviser is responsible for making all determinations as to the purchase and sale of portfolio securities and for taking all steps necessary to implement securities transactions on behalf of the

Fund. The brokerage policies and procedures described in this section apply to the Sub-Adviser as well as the Adviser, and references in this section to "Adviser" apply to the Sub-Adviser.

     U.S. Government securities generally are traded in the over-the-counter market through broker-dealers. A broker-dealer is a securities firm or bank that makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a spread.

     In placing orders for the purchase and sale of portfolio securities for the Fund, the Adviser and the Sub-Adviser will use its best efforts to obtain the best possible price and execution and will otherwise place orders with broker-dealers subject to and in accordance with any instructions the Board of Trustees may issue from time to time. The Adviser and the Sub-Adviser will select broker-dealers, including the Distributor, to execute portfolio transactions on behalf of the Fund primarily on the basis of best price and execution.

     Transactions on U.S. stock exchanges, commodities markets and futures markets and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign investments often involve the payment of fixed brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

     It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive brokerage and research services (as defined in the Securities Exchange Act of 1934, as amended (the "1934 Act")) from broker-dealers that execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, the Adviser may receive brokerage and research services and other similar services from many broker-dealers with which the Adviser may place the Fund's portfolio transactions and from third parties with which these broker-dealers have arrangements. These services include such matters as general economic and market reviews, industry and company reviews, evaluations of investments, recommendations as to the purchase and sale of investments, newspapers, magazines, pricing services, quotation services, news services and personal computers utilized by the Adviser. Where the services referred to above are not used exclusively by the Adviser for research purposes, the Adviser, based upon its own allocations of expected use, bears that portion of the cost of these services which directly relates to their non-research use. Some of these services are of value to the Adviser and its affiliates in advising various of their clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund. The management fee paid by the Fund is not reduced because the Adviser and its affiliates receive these services even though the Adviser might otherwise be required to purchase some of these services for cash.

     Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

     During the period from December 22, 2001 (commencement of operations) to August 31, 2001, the Fund paid $ 0 in brokerage commissions.

TAXATION
--------

     The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Code. By so qualifying, the Fund will not incur federal income or state taxes on its net investment income and on net realized capital gains to the extent distributed as dividends to shareholders.

     Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount equal to the sum of (a) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (b) at least 98% of its capital gains in excess of capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31st of the calendar year, and (c) all ordinary income and capital gains for previous years that were not distributed during such years.

     Under the Code, dividends derived from interest, and any short-term capital gains, are taxable to shareholders as ordinary income for federal and state tax purposes, regardless of whether such dividends are taken in cash or reinvested in additional shares. Distributions made from the Fund's net realized long-term capital gains (if any) and designated as capital gain dividends are taxable to shareholders as long-term capital gains, regardless of the length of time Fund shares are held. Corporate investors are not eligible for the dividends-received deduction with respect to distributions derived from interest on short-or long-term capital gains from the Fund but may be entitled to such a deduction in respect to distributions attributable to dividends received by the Fund. A distribution will be treated as paid on December 31st of a calendar year if it is declared by the Fund in October, November or December of the year with a record date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year the distributions are declared, rather than the calendar year in which the distributions are received.

     Distributions paid by the Fund from net long-term capital gains (excess of long-term capital gains over long-term capital losses), if any, whether received in cash or reinvested in additional shares, are taxable as long-term capital gains, regardless of the length of time you have owned shares in the Fund. Distributions paid by the Fund from net short-term capital gains (excess of short-term capital gains over short-term capital losses), if any, whether received in cash or reinvested in additional shares are taxable as ordinary income. Capital gains distributions are made when the Fund realizes net capital gains on sales of portfolio securities during the year. Realized capital gains are not expected to be a predictable part of the Fund's investment return.

     Any redemption of the Fund shares is a taxable event and may result in a capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares.

     Dividend distributions, capital gains distributions, and capital gains or losses from redemptions and exchanges may also be subject to state and local taxes.

     Ordinarily, distributions and redemption proceeds paid to Fund shareholders are not subject to withholding of federal income tax. However, 31% of the Fund's distributions and redemption proceeds must be withheld if a Fund shareholder fails to supply the Fund or its agent with such shareholder's taxpayer identification number or if the Fund shareholder who is otherwise exempt from withholding fails to properly document such shareholder's status as an exempt recipient.

     The information above is only a summary of some of the tax considerations generally affecting the Fund and its shareholders. No attempt has been made to discuss individual tax consequences. To determine whether the Fund is a suitable investment based on his or her tax situation, a prospective investor may wish to consult a tax advisor.

PURCHASE OF SHARES
------------------

     Shares of the Fund may be purchased at the net asset value per share (plus the up-front sales load described in the prospectus) next determined after receipt of an order by the Fund's Distributor in proper form with accompanying check or other bank wire payment arrangements satisfactory to the Fund. The Fund instituted the sales load on April 30, 2002. The sales load is not payable by persons who were shareholders of the Fund prior to the date. The Fund's minimum initial investment is $1,000 and the minimum subsequent investment is $50.

Purchases at Net Asset Value:

     Purchases of shares of the Fund may be effected at net asset value for the benefit of the clients and registered representatives of broker-dealers and registered investment advisers affiliated with a broker-dealer, if such broker-dealer or investment adviser has entered into an agreement with the Fund's distributor providing specifically for the purchase of Fund shares in connection with special investment products, such as wrap accounts or similar fee based programs.

     Non-profit organizations and current and retired trustees and officers of the Company, current and retired employees of the Adviser and such persons' spouses and children may also purchase shares of the Fund at net asset value.

     The Fund introduced a sales load on April 30, 2002. Shareholders with Fund accounts opened prior to that date may purchase additional shares for those accounts at net asset value.

DIVIDENDS AND DISTRIBUTIONS
---------------------------

     Net investment income, if any, is declared as dividends and paid annually. Substantially all the realized net capital gains for the Fund, if any, are also declared and paid on an annual basis. Dividends and distributions are payable to shareholders of record at the time of declaration.

     Distributions are automatically reinvested in additional Fund shares unless the shareholder has elected to have them paid in cash.

NET ASSET VALUE
---------------

     The method for determining the Fund's net asset value is summarized in the Prospectus in the text following the heading "When and How NAV is Determined." The net asset value of the Fund's shares is determined on each day on which the New York Stock Exchange is open, provided that the net asset value need not be determined on days when no Fund shares are tendered for redemption and no order for Fund shares is received. The New York Stock Exchange is not open for business on the following holidays (or on the nearest Monday or Friday if the holiday falls on a weekend): New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

PERFORMANCE COMPARISONS
-----------------------

     Total return quoted in advertising and sales literature reflects all aspects of the Fund's return, including the effect of reinvesting dividends and capital gain distributions and any change in the Fund's net asset value during the period.

     The Fund may periodically advertise "average annual total return," "average annual total return after taxes on distributions," and "average annual total return after taxes on distributions and redemption." "Average annual total return," as defined by the Securities and Exchange Commission ("SEC"), is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending redeemable value, according to the following formula:

          P(1+T)^n=ERV

Where:    P   = a hypothetical $1,000
          T   = average annual total return
          n   = number of years
          ERV = ending redeemable value at the end of the applicable period of the hypothetical $1,000 investment made at the beginning of the applicable period.

     The computation assumes that all dividends and distributions are reinvested at the net asset value (including any applicable sales load) on the reinvestment dates during the period and that a complete redemption occurs at the end of the applicable period.

     "Average annual total return after taxes on distributions," as defined by the SEC, is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending value, according to the following formula:

                n
          P(1+T) =ATV
                     D

Where:    P    =    a hypothetical $1,000 initial investment
          T    =    average annual total return (after taxes on distributions)
          n    =    number of years
          ATV       ending  value  at the end of the  applicable  period  of the
             D      hypothetical  $1,000 investment made at the beginning of the applicable period, after taxes on fund distributions but not after taxes on redemption.

     The computation assumes that dividends and distributions, less the taxes due on such distributions, are reinvested at the price stated in the prospectus (including any applicable sales load) on the reinvestment dates during the period.

     "Average annual total return after taxes on distributions and redemption," as defined by the SEC, is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending value, according to the following formula:

                n
          P(1+T) =ATV
                     DR

Where:    P    =    a hypothetical $1,000 initial investment
          T    =    average  annual total return  (after taxes on  distributions and redemption)
          n    =    number of years
          ATV       ending  value  at the end of the  applicable  period  of the
             DR     hypothetical  $1,000 investment made at the beginning of the applicable period, after taxes on fund distributions and redemption.

     The computation assumes that dividends and distributions, less the taxes due on such distributions, are reinvested at the price stated in the prospectus (including any applicable sales load) on the reinvestment dates during the period.

     The following table provides information regarding the Fund's performance (for the periods ended August 31, 2001):

       -------------------------------------------------------------------
                       AZZAD DOW JONES ETHICAL MARKET FUND
       -------------------------------------------------------------------
                                                1 Year    Since Inception*
                                                ------    ----------------
       -------------------------------------------------------------------
       Average Annual Total Return             (12.20%)       (17.18%)
       -------------------------------------------------------------------
       Average Annual Total Return After
       Taxes on Distributions                  (12.20%)       (17.18%)
       -------------------------------------------------------------------
       Average Annual Total Return After
       Taxes on Distributions and Redemption    (4.33%)        (9.78%)
       -------------------------------------------------------------------
         * December 22, 2000

     In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount and may be calculated for a single investment, a series of investments, or a series of redemptions over any time period. Performance information may be quoted numerically or in a table, graph, or similar illustration.

     The Fund's performance may be compared with the performance of other funds with comparable investment objectives, tracked by fund rating services or with other indexes of market performance. Sources of economic data that may be considered in making such comparisons may include, but are not limited to, rankings of any mutual fund or mutual fund category tracked by Lipper Analytical Services, Inc. or Morningstar, Inc.; data provided by the Investment Company Institute; major indexes of stock market performance; and indexes and historical data supplied by major securities brokerage or investment advisory firms. The Fund may also utilize reprints from newspapers and magazines furnished by third parties to illustrate historical performance.

     The agencies listed below measure performance based on their own criteria rather than on the standardized performance measures described in the preceding section.

     Lipper Analytical Services, Inc. distributes mutual fund rankings monthly. The rankings are based on total return performance calculated by Lipper, generally reflecting changes in net asset value adjusted for reinvestment of capital gains and income dividends. They do not reflect deduction of any sales charges. Lipper rankings cover a variety of performance periods, including year-to-date, 1-year, 5-year, and 10-year performance. Lipper classifies mutual funds by investment objective and asset category.

     Morningstar, Inc. distributes mutual fund ratings twice a month. The ratings are divided into five groups: highest, above average, neutral, below average and lowest. They represent the fund's historical risk/reward ratio relative to other funds in its broad investment class as determined by Morningstar, Inc. Morningstar ratings cover a variety of performance periods, including 1-year, 3-year, 5-year, 10-year and overall performance. The performance factor for the overall rating is a weighted-average assessment of the fund's 1-year, 3-year, 5-year, and 10-year total return performance (if available) reflecting deduction of expenses and sales charges. Performance is adjusted using quantitative techniques to reflect the risk profile of the fund. The ratings are derived from a purely quantitative system that does not utilize the subjective criteria customarily employed by rating agencies such as Standard & Poor's and Moody's Investor Service, Inc.

     CDA/Weisenberger's Management Results publishes mutual fund rankings and is distributed monthly. The rankings are based entirely on total return calculated by Weisenberger for periods such as year-to-date, 1-year, 3-year, 5-year and 10-year. Mutual funds are ranked in general categories (e.g., international bond, international equity, municipal bond, and maximum capital gain). Weisenberger rankings do not reflect deduction of sales charges or fees.

     Independent publications may also evaluate the Fund's performance. The Fund may from time to time refer to results published in various periodicals, including Barrons, Financial World, Forbes, Fortune, Investor's Business Daily, Kiplinger's Personal Finance Magazine, Money, U.S. News and World Report and The Wall Street Journal.

REDEMPTION OF SHARES
--------------------

     Redemption of shares, or payment for redemptions, may be suspended at times
(a) when the New York Stock Exchange is closed for other than customary weekend or holiday closings, (b) when trading on said Exchange is restricted, (c) when an emergency exists, as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the Securities and Exchange Commission, by order, so permits, provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist.

     Shareholders who purchased shares through a broker-dealer other than the Distributor may also redeem such shares by written request to the Transfer Agent which shares are held by the Transfer Agent at the address set forth in the Prospectus. To be considered in "good order", written requests for redemption should indicate the dollar amount or number of shares to be redeemed, refer to the shareholder's Fund account number, including either the social security or tax identification number. The request should be signed in exactly the same way the account is registered. If there is more than one owner of the shares, all owners must sign. If shares to be redeemed have a value of $50,000 or more or redemption proceeds are to be paid by someone other than the shareholder at the shareholder's address of record, the signature(s) must be guaranteed by an "eligible guarantor institution," which includes a commercial bank that is a member of the Federal Deposit Insurance Corporation, a trust company, a member firm of a domestic stock exchange, a savings association or a credit union that is authorized by its charter to provide a signature guarantee. The Transfer Agent may reject redemption instructions if the guarantor is neither a member of nor a participant in a signature guarantee program. Signature guarantees by notaries public are not acceptable. The purpose of a signature guarantee is to protect shareholders against the possibility of fraud. Further documentation will be requested from corporations, administrators, executors, personal representatives, trustees and custodians. Redemption requests given by facsimile will not be accepted. Unless other instructions are given in proper form, a check for the proceeds of the redemption will be sent to the shareholder's address of record.

     Share purchases and redemptions are governed by Massachusetts law.

INDEPENDENT ACCOUNTANTS
-----------------------

     McCurdy & Associates, CPAs, Inc., 27955 Clemens Road, Westlake, Ohio 44145, served as independent accountants for the Fund for fiscal year 2001. Tait, Weller & Baker, 8 Penn Center Plaza, Suite 800, Philadelphia, Pennsylvania 19103 will serve as independent auditors beginning in fiscal year 2002.

OTHER INFORMATION:
------------------

     The Adviser has been continuously registered with the Securities Exchange Commission (SEC) under the 1940 Act since August 21, 2000. The Company has filed a registration statement under the Securities Act of 1933 and the 1940 Act with respect to the shares offered. Such registrations do not imply approval or supervision of the Fund or the Adviser by the SEC.

     For further information, please refer to the registration statement and exhibits on file with the SEC in Washington, D.C. These documents are available upon payment of a reproduction fee. Statements in the Prospectus and in this Statement of Additional Information concerning the contents of contracts or other documents, copies of which are filed as exhibits to the registration statement, are qualified by reference to such contracts or documents.

ORGANIZATION

     The Fund is a series of the Company, an open-end diversified management investment company under the Investment Company Act of 1940. The Company was organized as a Massachusetts business trust on December 23, 1996. The Board of Trustees of the Company is authorized to issue an unlimited number of shares in one or more series, which may be divided into classes of shares. Currently, there are two series authorized and outstanding, each of which has only one class of shares. During the period December 22, 2000 (commencement of operations) to November 5, 2001, the Fund operated as a series of Questar Funds, Inc., a Maryland corporation.

     Each share of the Fund has equal rights as to voting, redemption, dividends, and liquidation as the other shares of the Fund. There are no conversion, preemptive or other subscription rights. The Board of Trustees has the right to establish additional series in the future, to change those series and to determine the preferences, voting powers, rights and privileges thereof.

     In the interest of economy and convenience, certificates representing shares purchased will not be ordinarily issued. The investor, however, will have the same rights of ownership with respect to such shares as if certificates had been issued.

     The Company is not required and does not intend to hold annual meetings of shareholders. Shareholders owning more than 10% of the outstanding shares of the Fund have the right to call a special meeting to remove Trustees or for any other purpose.

     Under the Declaration of Trust of the Company, the Company or any series of the Company (including the Fund) may be terminated at any time by the Trustees by written notice to the shareholders of the Company, or such series as the case may be, without a vote of the shareholders of the Company, or of such series, or the Company or any series of the Company may be terminated by the affirmative vote of the shareholders in accordance with provisions of the Declaration of Trust.

     Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust of the Company contains an express disclaimer of shareholder liability for acts or obligations of the Company and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Company or the Trustees. The Company's Declaration of Trust further provides for indemnification out of the assets and property of the Company for all loss and expense of any shareholder held personally liable for the obligations of the Company. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Company or Fund itself was unable to meet its obligations. The Company believes the likelihood of the occurrence of these circumstances is remote.

FINANCIAL STATEMENTS
--------------------

     The Fund's Statement of Net Assets, Statement of Operations, Statement of Changes in Net Assets, Financial Highlights, each for the fiscal year ended August 31, 2001; and Notes to Financial Statements and the Report of the Independent Accountants, are included in the Fund's annual report for the year ended August 31, 2001, and are hereby incorporated by reference in this Statement of Additional Information. The Fund's Statement of Net Assets, Liabilities, Statement of Operations and Statement of Changes in Net Assets, each for the period ended February 28, 2002; and Notes to Financial Statements, are included n the Fund's semi-annual report for the period ended February 28, 2002, and are hereby incorporated by reference in this Statement of Additional Information.

                                   AZZAD FUNDS

                            AZZAD ETHICAL INCOME FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                                  JULY 22, 2002

This Statement of Additional Information is not a prospectus but should be read in conjunction with the prospectus for the Fund, dated July 22, 2002. Copies of the Prospectus may be obtained from the Fund by writing the Fund's Administrator, Champion Fund Services, at 14340 Torrey Chase Blvd., Suite 170, Houston, Texas 77014, or by calling toll free 1-888-350-3369 or 1-281-444-1894.


                                TABLE OF CONTENTS

                                                                            PAGE

Investment Objective, Policies and Restrictions................................2
Trustees and Executive Officers................................................5
Investment Advisory and Other Services........................................10
Principal Shareholders........................................................12
Code of Ethics    ............................................................12
Administrator.................................................................13
Custodian.....................................................................14
Distributor ..................................................................14
Shareholder Servicing and Distribution Plan...................................15
Other Expenses................................................................15
Portfolio Transactions and Allocation of Brokerage............................16
Taxation .....................................................................17
Purchase of Shares............................................................18
Dividends and Distributions ..................................................19
Net Asset Value...............................................................19
Performance Comparisons.......................................................19
Redemption of Shares .........................................................22
Independent Accountants.......................................................23
Other Information ............................................................23
Financial Statements .........................................................24

INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

     The investment objective and certain investment policies of the Fund are described in the Prospectus. All investments are subject to the overall policy of making investment decisions according to Islamic principles, as described in the Fund's Prospectus.

     A summary of the Fund's investment policies is set forth in the Prospectus. Additional information regarding the Fund's investment risks, policies and restrictions is set forth below.

Investment Policies and Associated Risks

     The following discussion supplements the disclosure in the prospectus about the Fund's investment techniques, strategies and risks. The Fund is designed for investment of that portion of an investor's funds which can appropriately bear the special risks associated with certain types of investments (e.g., investments in common stocks pursuant to an investment strategy consistent with the body of Islamic laws known as Shari`ah). Unless otherwise noted, the policies described in this Statement of Additional Information are not fundamental and may be changed by the Board of Trustees. As all investment securities are subject to inherent market risks and fluctuations in value due to earnings, economic and political conditions and other factors, the Fund can give no assurance that its investment objective will be achieved.

Risks of Investing in Portfolio Securities

     The Fund will invest in common stocks. Common stock represents the residual ownership interest in an issuer and is entitled to the income and increase in the value of the assets and business of the entity after all of its obligations and preferred stock are satisfied.

     An investment in the Fund should be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the general condition of the stock market may deteriorate. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value according to various unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction and global or regional political, economic and banking crises. In addition to the general risks and considerations of equity investing, the Fund is subject to the specific risks associated with the specific investments discussed below.

Fundamental Investment Restrictions

     The Fund is operated under the following investment restrictions which are deemed fundamental policies and may be changed only with the approval of the holders of a "majority of the outstanding voting securities" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the Fund. As used in this Statement of Additional Information, the term "majority of the outstanding voting securities" as defined in the 1940 Act currently means the vote of (i) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or represented by proxy; or (ii) more than 50% of the outstanding voting securities, whichever is less.

     Fundamental investment restrictions limiting investments of the Fund provide that the Fund may not:

     (1) issue senior securities, except as permitted under the Investment Company Act of 1940 and as consistent with Islamic principles;

     (2)  purchase securities on margin or effect short sales of securities;

     (3) Purchase or sell real estate unless it is compliant with the Islamic Shari`ah based principles adopted by the Shari`ah Supervisory Board and acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business, including real estate investment trusts);

     (4) purchase or sell commodities or commodity contracts including futures contracts;

     (5) make loans of cash or portfolio securities or borrow money or property;

     (6) underwrite the securities of other issuers except to the extent that the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933 in connection with the purchase and sale of certain securities;

     (7) purchase the securities of any issuer if, as a result, more than 25% of the Fund's total assets would be invested in the securities of issuers whose principal business activities are in the same industry; and

     (8) purchase securities of other investment companies unless (a) such securities are consistent with the investment objective of the Fund and the investment companies operate in a manner consistent with Islamic principles and (b) such purchase is in compliance with the Investment Company Act of 1940 and applicable state law. However, no such restriction shall apply to a purchase of investment company securities in connection with a merger, consolidation, acquisition or reorganization; and

     (9) with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities of other investment companies) if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer, or the Fund would hold more than 10% of the outstanding voting securities of that issuer.

     In addition to the foregoing fundamental restrictions, the Fund has adopted the following non-fundamental policies which may be changed by the Board of
Trustees:

     (1) the Fund has authority to invest up to 10% of its net assets in securities issued by foreign companies, but currently limits such investments to 5% of its net assets;

     (2) the Fund will not purchase or sell options, except the Fund has the power to use covered call options as a method to increase the income received from common stocks owned by the Fund. The Fund may sell (write) covered call options and purchase call options to close out call options previously written. The Fund currently does not write covered call options;

     (3)  the Fund does not invest in preferred stock;

     (4)  the Fund will not invest its net assets in warrants;

     (5) the Fund will not purchase "restricted securities" (those which are subject to legal or contractual restrictions on resale, including securities that may be sold pursuant to Rule 144A under the Securities Act of 1933). Notwithstanding the foregoing, the Fund may invest up to 10% of its net assets in illiquid securities (excluding restricted securities) but currently has no intention to do so;

     (6)  the Fund may not invest in a company to get control or manage it; and

     (7) under normal circumstances, the Fund will invest at least 80% of its assets (defined as net assets plus the amount of borrowing for investment purposes) in dividend paying companies. The Fund will not change this policy unless the Fund's shareholders are provided with at least 60 days prior written notice. The notice will be provided in a separate written document, containing the following, or similar statement in bold-face type: "Important Notice Regarding Change in Investment Policy". The statement will also appear on the envelope in which the notice is delivered unless the notice is delivered separate from any other communication to the Fund's shareholders.

     If a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets will not constitute a violation of that restriction.

     In addition to the foregoing, as described in the Fund's prospectus, the Fund may invest in the common stock of companies that have issued debt securities or borrowed money from banks, provided the company's debt represents no more than 33% of its 12-month average market capitalization. In addition to the foregoing restriction, the Fund will also write a letter to the company explaining that it is not in agreement with the company's debt financing policy.

Foreign Securities

     The Fund may invest up to 10% of its net assets in equity securities issued by foreign companies, but currently limits such investments to 5% of its net assets. The Fund currently intends to invest only in dollar-denominated foreign securities available for trading and settlement in the U.S., primarily in American Depository Receipts (ADRs) for foreign securities. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign security and denominated in U.S. dollars. Foreign investment presents risks beyond those of securities of U.S. issuers. Such risks include political or economic instability, changes in foreign currency exchange rates, different accounting methods, restrictions of the withdrawal of investments, tax withholding on dividends, and less publicly available information. ADRs do not eliminate all the risk inherent in investing in foreign issuers, such as changes in foreign currency exchange rates. However, by investing in ADRs rather than directly in foreign issuers' stock, the Fund avoids currency risks during the settlement period. The above investment policy may be changed by the Fund's Board of Trustees, without a shareholder vote.

Real Estate Risk. The Fund may invest in real estate investment trusts (REITs). Because the Fund invests in securities of companies engaged in the real estate industry, the Fund is vulnerable to changes in real estate values or economic downturns and is subject to risks associated with real estate, such as liquidity risk, extended vacancy, development delays, environmental issues, tenant bankruptcies or changes in property taxes, interest rates and tax and regulatory requirements. In addition, the value of a real estate investment trust (REIT) can depend on the structure of the REIT and cash flow generated by the REIT.

The prices of securities issued by companies engaged in the real estate industry may change in response to interest rate changes. At times, when interest rates go up, the value of securities issued by companies in the real estate industry goes down.

If the Fund focuses its real estate related investments in a geographic area or in a property type, the Fund will be particularly subject to the risks associated with that geographic area or property type.

TRUSTEES AND EXECUTIVE OFFICERS

     The Board of Trustees supervises the business activities of Azzad Funds (the "Company"). Each Trustee shall hold office until the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee or of a successor to such Trustee, and until the election and qualification of his successor, if any, elected at such meeting, or until such Trustee sooner dies, resigns, retires or is removed.

     The following table contains information concerning each officer of the Company and each trustee of the Company who is an "interested person" of the Company, as defined in the 1940 Act. Mr. Khan is an "interested person" because he is an officer of the Company. Mr. Qasem is an "interested person" because he is an officer of the Company and an officer of the Adviser.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   NUMBER OF
                                                                                                 PORTFOLIOS IN
                               POSITIONS     LENGTH                   PRINCIPAL                      FUND
                               HELD WITH       OF                    OCCUPATION                     COMPLEX            OTHER
      NAME, ADDRESS               THE         TIME                   DURING PAST                  OVERSEEN BY    DIRECTORSHIPS HELD
         AND AGE                COMPANY      SERVED                   5 YEARS                       TRUSTEE          BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
Qamaruddin Ali Yar Khan       Chairman,      Since     Vice-President of  Finance,  Sonoscan,          2                None
19 West Fullerton Ave.        President      1996      Inc.   (manufacturer   of   ultrasonic
Glendale Heights, IL 60139    and Trustee              testing  equipment) (February  2001 to
Year of Birth:  1943                                   present); Controller,  Sonoscan, Inc.,
                                                       (1991 to February 2001); President and
                                                       Director  of  Income  Achievers,  Inc.
                                                       (January 1995 to April 2002)
-----------------------------------------------------------------------------------------------------------------------------------
Bashar Qasem                  Treasurer      Since     President of Azzad  Asset  Management,          2                None
3130 Fairview Park Drive      and Trustee    2001      Inc. (since  its inception  in  2000);
Suite 130                                              Operating    Manager  of  Azzad  Asset
Falls Church, VA 22402                                 Management  LLC  (investment  adviser)
Year of Birth: 1964                                    (1997   to   1999);   Chief  Executive
                                                       Officer   of   Ideal  Network  Systems
                                                       (computers)(1992 to 1997)
-----------------------------------------------------------------------------------------------------------------------------------

The following table provides information regarding each trustee who is not an "interested person" of the Company, as defined in the 1940 Act.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   NUMBER OF
                                                                                                 PORTFOLIOS IN
                               POSITIONS     LENGTH                   PRINCIPAL                      FUND
                               HELD WITH       OF                    OCCUPATION                     COMPLEX            OTHER
      NAME, ADDRESS               THE         TIME                   DURING PAST                  OVERSEEN BY    DIRECTORSHIPS HELD
         AND AGE                COMPANY      SERVED                   5 YEARS                       TRUSTEE          BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
Syed Shamshad Husain          Trustee        Since     Managing Director of IQRA International         2         Iqra' International
1046 Longford Road                           2000      Education  Foundation   (publisher  of                    Educational
Bartlett, IL 60103                                     Islamic  religious   books)  (1995  to                    Foundation; Muslim
Year of Birth:  1936                                   present)                                                  Society, Inc.;
                                                                                                                 Council of Islamic
                                                                                                                 Organizations of
                                                                                                                 Greater Chicago
-----------------------------------------------------------------------------------------------------------------------------------
Syed K. Raheemullah           Trustee        Since     Member of the technical staff of Lucent         2         Muslim Society,
25 W. 181 Salem                              2000      Technologies (manufacturer of telephone                   Inc.
Naperville, IL 60540                                   equipment) (1986 to present)
Year of Birth:  1948
-----------------------------------------------------------------------------------------------------------------------------------
Mohammad Abdul-Aleem          Trustee        Since     CEO of Tjara Networks, Inc. (Architects         2         Human Assistance &
5845 Doverwood Drive                         2001      of IslamiaCity.com) (2000 to present);                    Development
#107                                                   President,   Human   Assistance   and                     International;
Culver City, CA  90230                                 Development International (a non-profit                   Tjara Networks,
Year of Birth: 1958                                    organization  working  in the field of                    Inc.; New Horizon
                                                       long-term    development    for    the                    School Los Angeles
                                                       disadvantaged)   (1990   to  present);
                                                       Project  Management  Systems  Analyst,
                                                       TRW   Space   and  Defense   (1987  to
                                                       present)
-----------------------------------------------------------------------------------------------------------------------------------

     Although the Board of Trustees has authority to establish an Executive Committee with the power to act on behalf of the Board between meetings and to exercise all powers of the Trustees in the management of the Company, no Executive Committee has been established at this time.

     On September 20, 2001, the Company formed an audit committee consisting of Mr. Husain and Mr. Khan. The audit committee is responsible for overseeing the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund's financial statements and the independent audit of the financial statements; and acting as a liaison between the Fund's independent auditors and the full Board of Trustees. The audit committee held no meetings during the fiscal year ended June 30, 2001.

     The following table provides information regarding shares of and other portfolios of the Company owned by each Trustee as of December 31, 2001:

--------------------------------------------------------------------------------
                                                      AGGREGATE DOLLAR RANGE OF
                                                       EQUITY SECURITIES IN ALL
                                                        REGISTERED INVESTMENT
                                                        COMPANIES OVERSEEN BY
                           DOLLARS RANGE OF EQUITY     TRUSTEE WITHIN THE AZZAD
        TRUSTEE            SECURITIES IN THE FUND          FAMILY OF FUNDS
--------------------------------------------------------------------------------
Qamaruddin Ali Yar Khan          $12,800.00                   $12,800.00
--------------------------------------------------------------------------------
Bashar Qasem                         $0                           $0
--------------------------------------------------------------------------------
Syed Shamshad Husain             $17,108.86                   $17,108.86
--------------------------------------------------------------------------------
Syed K. Raheemullah               $3,432.68                    $3,432.68
--------------------------------------------------------------------------------
Mohammad Abdul-Aleem                 $0                           $0
--------------------------------------------------------------------------------

     For their service as Trustees of the Company, the Trustees who are not "interested persons" are entitled to receive from the Company an aggregate fee of $400 per year, and $100 per day plus expenses for attendance at all meetings held on a day on which a regularly scheduled board meeting is held and $50 per day plus expenses for attendance by telephone at a meeting held on each day on which no regular board meeting is held. None of the executive officers receives compensation from the Company. The Fund will pay a pro rata portion of the fees and expenses payable to the Trustees who are not "interested persons," based on the net assets of the Fund and the other series of the Company.

     The following table sets forth the compensation received by each Trustee who is not designated as an "interested person" during the Fund's fiscal year ended June 30, 2001. The "interested persons" who serve as Trustees of the Company receive no compensation for their service as trustees.

--------------------------------------------------------------------------------
                                  AGGREGATE               TOTAL COMPENSATION
                              COMPENSATION FROM            FROM THE COMPANY
    NAME OF TRUSTEE              THE COMPANY               AND FUND COMPLEX
--------------------------------------------------------------------------------
Syed Shamshad Husain                 $0                           $0
--------------------------------------------------------------------------------
Syed K. Raheemullah                  $0                           $0
--------------------------------------------------------------------------------
Mohammad Abdul-Aleem                 $0                           $0
--------------------------------------------------------------------------------

The Fund is a single series of Azzad Funds. Azzad Funds currently has two series, each of which is responsible for payment of its pro rata share of any compensation paid to the Disinterested Trustees by the Company.

AZZAD SHARI`AH SUPERVISORY BOARD

     To ensure that the investment policies and general business practices of the Fund comply with the precepts of Shari`ah law, the investment adviser has convened an independent Shari`ah Supervisory Board to supervise and review Fund policies and procedures. On a bi-annual basis, the Shari`ah Supervisory Board monitors the Fund's investment activities and reviews the Fund's management and compliance procedures based on Islamic financial law (fiqh al mu`amalat) and current Shari`ah scholarship, interpretations, and practices. The Shari`ah Supervisory Board also meets annually for a more comprehensive review and reports on the results of their findings annually in a report to the Board of Trustees of the Fund. The Shari`ah Supervisory Board also has primary responsibility for overseeing the Adviser's methodology in connection with the interest income (RIBA).

     The Shari`ah Supervisory Board is comprised of three renowned Shari`ah scholars versed in modern investment disciplines. The Board is chaired by Shaykh Yusuf Talal DeLorenzo of the United States of America and also includes Shaykh Dr. Mohamed Ali EL-Gari of the Kingdom of Saudi Arabia and Shaykh Nizam Yaquby of Bahrain. Additional biographical information on each Azzad Shari`ah Board member is provided below:

Shaykh Yusuf Talal DeLorenzo

     As a member of the Shari`ah Supervisory Boards of Islamic financial enterprises in the Middle East, Africa, Europe and North America, Shaykh Yusef Talal DeLorenzo is considered a leading authority on Islamic finance in the world today. In 1999, he was named "Shaykl of Wall Street" by a prominent American periodical. His translations of works on Islamic law from Arabic, Persian and Urdu number nearly twenty; and he continues to publish his work in journals and make presentations at international forums. He is the author of a three-volume Compendium of Legal Rulings on the Operations of Islamic Investing for the Dow Jones Interactive University. Shaykh DeLorenzo taught Shari`ah sciences for many years at the university level in Sri Lanka, the United States and Pakistan, where he also served as Advisor to the Federal Government.

Shaykh Dr. Mohamed Ali Eligari

     Dr. Mohamed Ali EL-Gari is the director of Saudi Arabia the Center for Research in Islamic Economics at King Abdulaziz University in Jeddah. He is also a member of the OIC Fiqh Council. Dr. EL-Gari serves as a consultant to Islamic banks and has served on the consulting committee that counseled the Government of Pakistan on the Islamization of its banking system. Dr. EL-Gari holds a Ph.D. in Economics from the University of California.

Shaykh Nizam Yaquby

     Shaykh Nizam Yaquby is a renowned Shari'ah scholar and advisor to numerous Islamic banks and companies, including Abu Dhabi Islamic Bank, Islamic Investment Company of the Gulf, Bahrain and the Arab Islamic Bank, Bahrain. He pursued traditional Islamic studies in Mecca, India and Morocco under the guidance of eminent Islamic scholars, including Shaykh Abdullah Al-Farisi and Shaykh Muhammad Salah Al-Abbasi. He holds a B.A. in Economics and Comparative Religion from McGill University, Toronto. He is a Ph.D. candidate in Islamic Law at the University of Wales. Shaykh Yaquby has published several books on Islam law and is a frequent speaker at Islamic conferences.

INVESTMENT ADVISORY AND OTHER SERVICES

     The investment adviser for the Fund is Azzad Asset Management, Inc. (the "Adviser"). The address of the Adviser is 3130 Fairview Park Drive, Suite 130, Falls Church, Virginia 22402. The Adviser can also be contacted by telephone at
(703) 207-7005.

     As of May 1, 2002, Messrs. Ziad Al-Bassam (25%), Bashar Qasem (30%), and Khalid Zainy (20%) may be deemed to control the Adviser as a result of their respective ownership interest in the Adviser.

     The Adviser currently serves as the investment advisor pursuant to an Interim Advisory Agreement dated April 8, 2002. The Adviser receives for its services to the Fund a management fee, at an annual rate of 1.00% of the average daily net assets of the Fund. The Adviser has agreed to waive all or a portion of its fee or reimburse the Fund for operating expenses, to the extent necessary to limit the Fund's total annual operating expenses to 2.25% of average daily net assets. "Operating expenses," for purposes of the expense cap agreement, excludes brokerage costs, interest, taxes, litigation, and other extraordinary expenses.

     Prior to October 20, 2001, the investment adviser to the Fund was Income Achievers, Inc. ("Income Achievers"). For the period June 11, 2000 (commencement of operations) to June 30, 2001 Income Achievers waived all management fees, totaling $1,940.00. Therefore, during this period the Fund paid Income Achievers $0 in management fees.

     The Interim Advisory Agreement will continue in effect for 150 days unless earlier terminated and replaced by a new Investment Advisory Agreement to be approved by the shareholders. The terms of the Interim Investment Advisory
Agreement are substantially similar to the previous investment advisory agreement. The Investment Advisory Agreement will terminate automatically in the event of its assignment. In addition, the Agreement is terminable at any time, without penalty, by the Board of Trustees of the Company or by vote of a majority of the Fund's outstanding voting securities upon 10 days' written notice to the Adviser.

     Under the Interim Advisory Agreement, the Adviser provides the Fund with advice and assistance in the acquisition and disposition of the Fund's investments. All investment decisions are subject to review by the Board of Trustees of the Company and the Shari`ah Supervisory

Board. The Adviser is obligated to pay the salaries and fees of any affiliates of the Adviser serving as officers of the Company or the Fund.

     The same security may be suitable for the Fund or other accounts managed by the Adviser and Sub-Adviser. If and when the Fund or two or more accounts simultaneously purchase or sell the same security, the transactions will be allocated as to price and amount in accordance with arrangements equitable to the Fund or account. The simultaneous purchase or sale of the same securities by the Fund and other accounts may have a detrimental effect on the Fund, as this may affect the price paid or received by the Fund or the size of the position obtainable or able to be sold by the Fund.

THE SUB-ADVISER

     Pauze Swanson Capital Management Co. (the "Sub-Adviser), 14340 Torrey Chase Blvd., Houston, Texas serves as the investment sub-adviser to the Fund pursuant to an Interim Sub-Advisory Agreement dated April 8, 2002. This Interim
Sub-Advisory Agreement will continue in effect for 150 days unless earlier terminated and replaced by a new sub-advisory agreement to be approved by the shareholders. Philip C. Pauze is the controlling shareholder of the Sub-Adviser. Under the terms of the Interim Sub-Advisory Agreement, the Sub-Adviser receives a fee from the Adviser computed and accrued daily and paid monthly at an annual rate of 0.30% of the average daily net assets of the Fund, with a minimum payment of $750 per month.

     Subject always to the control of the Adviser and the Board of Trustees, the Sub-Adviser, at its expense, furnishes continuously an investment program for the Fund. The Sub-Adviser must use its best judgment to make investment decisions, place all orders for the purchase and sale of portfolio securities and execute all agreements related thereto. The Sub-Adviser makes its officers and employees available to the Adviser from time to time at reasonable times to review investment policies and to consult with the Adviser regarding the investment affairs of the Fund. The Sub-Adviser maintains books and records with respect to the securities transactions and renders to the Adviser such periodic and special reports as the Adviser or the Trustees may request. The Adviser provides the Sub-Adviser with unlimited access and usage to all software licenses and updates/upgrades required by the Sub-Adviser to perform its duties, including, without limitation, the Dow Jones Islamic Market Index License and the Investment Shari-A Filtering Application. The Adviser pays for all database information feeds necessary to operate all software applications. The Adviser reimburses the Sub-Adviser for expenses incurred for Bloomberg Services, if used in conjunction with the Investment Shari`ah filtering application, at a rate of $500.00 per month in arrears. The Sub-Adviser pays all other expenses incurred by it in connection with its activities under the sub-advisory agreement other than the cost (including taxes and brokerage commissions, if any) of securities and investments purchased for the Fund.

APPROVAL OF AGREEMENTS

     The Interim Sub-Advisory Agreement and the Interim Advisory Agreement were approved by the Board of Trustees, including the Independent Trustees, at a special meeting of the Board of Trustees held on April 8, 2002. At that meeting, the Board of Trustees was informed that the Fund's portfolio manager had resigned his position with the Adviser, and that the Adviser wished to engage the services of a sub-adviser in order to provide portfolio management services to the Fund. A representative of the Adviser presented information regarding the experience and qualifications of the portfolio manager of the Sub-Adviser and discussed the history and experience of the Sub-Adviser. The Board of Trustees concluded that, in light of the resignation of the portfolio manager, approval of the Interim Sub-Advisory Agreement and the Interim Advisory Agreement was in the best interests of the Company and the Fund's shareholders. The Board of Trustees, including the Independent Trustees, determined to terminate the existing advisory agreement (which did not allow for the engagement of a sub-adviser) and approve an interim agreement that would permit the Adviser to engage the Sub-Adviser.

PRINCIPAL SHAREHOLDERS

     As of May 1, 2002, the following persons were known by the Fund to be record and beneficial owners of five percent or more of the outstanding stock of the Fund:

--------------------------------------------------------------------------------
                                                        Percent    of     Fund's
Name and Address of Record Owner    Number of Shares       Outstanding Shares
--------------------------------    ----------------       ------------------
--------------------------------------------------------------------------------
Nafees U. Ahmed                         8,015.470                20.11%
05640 Meyers Road
Lombard, IL  60148
--------------------------------------------------------------------------------
Syed Shamshad Husain
1046 Longford Road                      3,341.575                 8.38%
Bartlett, IL  60103
--------------------------------------------------------------------------------
Qamaruddin Ali Yar Khan and
Sabera Khan                             2,500                     6.27%
19 West Fullerton Avenue
Glendale Heights, IL  60139
--------------------------------------------------------------------------------

As of May 1, 2002, the officers and Trustees of the Company and the Adviser, as a group, owned 8.38 % of the outstanding shares of the Fund.

CODE OF ETHICS

     Personnel of the Adviser may invest in securities for their own account pursuant to a Code of Ethics which has been adopted by the Fund and the Adviser that sets forth all employees' fiduciary responsibilities regarding the Fund,
establishes   procedures   for  personal   investing   and   restricts   certain
transactions. For example, all personal trades in most securities require pre-clearance, and participation in initial public offerings is prohibited. In addition, restrictions on the timing of personal investing in relation to trades by the Fund and on short-term trading have been adopted.

     Personnel of the distributor may invest in securities for their own account pursuant to a Code of Ethics, which has been approved by the Fund and adopted by the distributor. The distributor's Code of Ethics establishes procedures for personal investment and restricts certain transactions. For example, restrictions have been placed on personal investing in securities that may be purchased by the Fund.

ADMINISTRATOR

     Fund Services Inc., d/b/a Champion Fund Services ("Champion"), 14340 Torrey Chase Blvd., Suite 170 Houston, Texas 77014, pursuant to an Administration Agreement with the Company dated July 16, 2001, began administering the affairs of the Fund. Prior thereto, American Data Services, Inc. ("ADS") served as the Fund's administrator.

     Pursuant to the Administration Agreement, the Administrator, subject to the overall supervision and review of the Board of Trustees of the Company, provides administrative services to the Fund, provides the Fund with office space, facilities and business equipment, and provides the services of executive and clerical personnel for administering the affairs of the Fund.

     The Administration Agreement provides for the Fund to pay the Administrator an annual fee of $9,000. For the period August 1, 2001 to August 31, 2001, Champion received $750.00 from the Fund for these services. For the period July 11, 2000 (commencement of operations) to July 31, 2001, American Data Services received $43,467 from the Fund for these services. Champion also provides transfer agency, dividend disbursing and accounting services to the Fund for which it receives separate compensation.

     The Administration Agreement is terminable by the Board of Trustees of the Company or the Administrator on ninety days' written notice. The Agreement shall remain in effect for one year from the date of its initial execution, and subject to annual approval of the Board of Trustees for one-year periods thereafter. The Agreement provides that in the absence of willful misconduct, bad faith or negligence on the part of the Administrator, the Administrator shall not be liable for any loss arising out of or in connection with its actions thereunder.

     Under the Administration Agreement, the Administrator provides all administrative services, including, without limitation: (i) provides overall day-to-day administrative functions, including coordination of administrative and professional services to the Fund by others, including the Fund's Custodian;
(ii) assisting Fund counsel in preparing, but not paying for, the periodic updating of the Fund's Registration Statement, Prospectus and Statement of Additional Information, including the printing of such documents for the purpose of filings with the Securities and Exchange Commission and state securities administrators, and preparing reports to the Fund's shareholders and the Securities and Exchange Commission; (iii) preparing all filings under the securities or "Blue Sky" laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or its shares under such laws; (iv) preparing agendas for meetings of the Board of Trustees; and (v) monitoring daily and periodic compliance with respect to all requirements and restrictions of the Investment Company Act, the Internal Revenue Code and the Prospectus.

CUSTODIAN

     Union Bank of California, N.A. serves as custodian for the Fund's cash and securities (the "Custodian"). Pursuant to a Custodian Agreement, it is responsible for maintaining the books and records of the Fund's portfolio securities and cash. The Custodian does not assist in, and is not responsible for, investment decisions involving assets of the Fund.

DISTRIBUTOR

     Pursuant to a Distribution Agreement dated November 1, 2001, CFS Distributors serves as distributor of the Fund's shares. For the period July 11, 2000 (commencement of operations) to October 31, 2001, Income Achievers served as distributor of the Fund's shares.

     For the period July 11, 2000 (commencement of operations) to June 30, 2001, the Fund paid Income Achievers $0 in distribution fees.

     For the period July 11, 2000 (commencement of operations) to June 30, 2001, the following expenses were incurred by the Fund's distributors in connection with distribution of the Fund's shares:

------------------------------------------------------------
Advertising                                       $ 5,350.00
------------------------------------------------------------
Printing and Mailing of Prospectuses to
Other than Current Shareholders                   $ 0
------------------------------------------------------------
Compensation to Distributors                      $ 0
------------------------------------------------------------
Compensation to Broker Dealers                    $ 0
------------------------------------------------------------
Compensation to Sales Personnel                   $ 0
------------------------------------------------------------
Interest, Carrying or other Financing Charges     $ 0
------------------------------------------------------------

SHAREHOLDER SERVICING AND DISTRIBUTION PLAN

     The Fund has adopted a Distribution and Service Plan (the "Plan"), which was reviewed and approved by a majority of the disinterested Trustees of the Company, pursuant to Rule 12b-1 under the Act (the "Rule"). The Rule provides that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by the Rule. The Plan provides that the Fund will compensate the Distributor for certain expenses and costs incurred in connection with providing marketing and promotional support to the Fund, shareholder servicing and maintaining shareholder accounts, to compensate parties with which it has written agreements and whose clients own shares of the Fund for providing servicing to their clients ("shareholder servicing") and financial institutions with which it has written agreements and whose clients are Fund shareholders (each a "broker-dealer") for providing distribution assistance and promotional support to the Fund, which is subject to a maximum of 0.25% per annum of the Fund's average daily net assets. Fees paid under the Plan may not be waived for individual shareholders.

     Each shareholder servicing agent and broker-dealer will, as agent for its customers, among other things: answer customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares of each may be effected and certain other matters pertaining to the Fund; assist shareholders in designating and changing dividend options, account designations and addresses; provide necessary personnel and facilities to establish and maintain shareholder accounts and records; assist in processing purchase and redemption transactions; arrange for the wiring of funds; transmit and receive funds in connection with customer orders to purchase or redeem shares; verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnish quarterly and year-end statements and confirmations within five business days after activity in the account; transmit to shareholders of the Fund proxy statements, annual reports, updated prospectuses and other communications; receive, tabulate and transmit proxies executed by shareholders with respect to meetings of shareholders of the Fund; and provide such other related services as either the Fund or a shareholder thereof may request.

     Shareholder servicing agents and broker-dealers may charge investors a fee in connection with their use of specialized purchase and redemption procedures offered to investors by the shareholder servicing agents and broker-dealers. In addition, shareholder servicing agents and broker-dealers offering purchase and redemption procedures similar to those offered to shareholders who invest in the Fund directly may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. Accordingly, the net yield to investors who invest through shareholder servicing agents and broker-dealers may be less than realized by investing in the Fund directly. An investor should read the Prospectus in conjunction with the materials provided by the shareholder servicing agent and broker-dealer describing the procedures under which Fund shares may be purchased and redeemed through the shareholder servicing agent and broker-dealer.

     In accordance with the Rule, the Plan provides that all written agreements relating to the Plan must be in a form satisfactory to the Board of Trustees. In addition, the Plan requires the

Fund to prepare, at least quarterly, written reports setting forth all amounts expended for distribution purposes by the Fund and the Distributor pursuant to the Plan and identifying the distribution activities for which those expenditures were made for review by the Board of Trustees.

OTHER EXPENSES

     The Fund  pays  certain  operating  expenses  that are not  assumed  by the
Adviser, the Administrator or any of their respective affiliates. These expenses, together with fees paid to the Adviser, the Administrator and the Transfer Agent, are deducted from the income of the Fund, respectively, before dividends are paid. These expenses include, but are not limited to, organizational costs and expenses of officers and Trustees who are not affiliated with the Adviser, the Administrator or any of their respective affiliates, taxes, interest, legal fees, custodian fees, audit fees, brokerage fees and commissions, fees and expenses of registering and qualifying the Fund and its shares for distribution under federal and various state securities laws, the expenses of reports to shareholders, shareholders' meetings and proxy solicitations.

PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE

     The Fund's assets are invested by the Adviser in a manner consistent with its investment objective, policies, and restrictions and with any instructions the Board of Trustees may issue from time to time. Within this framework, the Adviser is responsible for making all determinations as to the purchase and sale of portfolio securities and for taking all steps necessary to implement securities transactions on behalf of the Fund. The brokerage policies and procedures described in this section apply to the Sub-Adviser as well as the Adviser, and references in this section to "Adviser" apply to the Sub-Adviser.

     U.S. Government securities generally are traded in the over-the-counter market through broker-dealers. A broker-dealer is a securities firm or bank that makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a spread.

     In placing orders for the purchase and sale of portfolio securities for the Fund, the Adviser and the Sub-Adviser will use its best efforts to obtain the best possible price and execution and will otherwise place orders with broker-dealers subject to and in accordance with any instructions the Board of Trustees may issue from time to time. The Adviser and the Sub-Adviser will select broker-dealers, including the Distributor, to execute portfolio transactions on behalf of the Fund primarily on the basis of best price and execution.

     Transactions on U.S. stock exchanges, commodities markets and futures markets and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign investments often involve the payment of fixed brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

     It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive brokerage and research services (as defined in the Securities Exchange Act of 1934, as amended (the "1934 Act")) from broker-dealers that execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, the Adviser may receive brokerage and research services and other similar services from many broker-dealers with which the Adviser may place the Fund's portfolio transactions and from third parties with which these broker-dealers have arrangements. These services include such matters as general economic and market reviews, industry and company reviews, evaluations of investments, recommendations as to the purchase and sale of investments, newspapers, magazines, pricing services, quotation services, news services and personal computers utilized by the Adviser. Where the services referred to above are not used exclusively by the Adviser for research purposes, the Adviser, based upon its own allocations of expected use, bears that portion of the cost of these services which directly relates to their non-research use. Some of these services are of value to the Adviser and its affiliates in advising various of their clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund. The management fee paid by the Fund is not reduced because the Adviser and its affiliates receive these services even though the Adviser might otherwise be required to purchase some of these services for cash.

     Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

     During the period from July 11, 2000 (commencement of operations) to June 30, 2001, the Fund paid $10,711.00 in brokerage commissions.

TAXATION

     The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Code. By so qualifying, the Fund will not incur federal income or state taxes on its net investment income and on net realized capital gains to the extent distributed as dividends to shareholders.

     Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount equal to the sum of (a) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (b) at least 98% of its capital gains in excess of capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31st of the calendar year, and (c) all ordinary income and capital gains for previous years that were not distributed during such years.

     Under the Code, dividends derived from interest, and any short-term capital gains, are taxable to shareholders as ordinary income for federal and state tax purposes, regardless of whether such dividends are taken in cash or reinvested in additional shares. Distributions made from the Fund's net realized long-term capital gains (if any) and designated as capital gain dividends are taxable to shareholders as long-term capital gains, regardless of the length of time Fund shares are held. Corporate investors are not eligible for the dividends-received deduction with respect to distributions derived from interest on short-or long-term capital gains from the Fund but may be entitled to such a deduction in respect to distributions attributable to dividends received by the Fund. A distribution will be treated as paid on December 31st of a calendar year if it is declared by the Fund in October, November or December of the year with a record date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year the distributions are declared, rather than the calendar year in which the distributions are received.

     Distributions paid by the Fund from net long-term capital gains (excess of long-term capital gains over long-term capital losses), if any, whether received in cash or reinvested in additional shares, are taxable as long-term capital gains, regardless of the length of time you have owned shares in the Fund. Distributions paid by the Fund from net short-term capital gains (excess of short-term capital gains over short-term capital losses), if any, whether received in cash or reinvested in additional shares are taxable as ordinary income. Capital gains distributions are made when the Fund realizes net capital gains on sales of portfolio securities during the year. Realized capital gains are not expected to be a predictable part of the Fund's investment return.

     Any redemption of the Fund shares is a taxable event and may result in a capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares.

     Dividend distributions, capital gains distributions, and capital gains or losses from redemptions and exchanges may also be subject to state and local taxes.

     Ordinarily, distributions and redemption proceeds paid to Fund shareholders are not subject to withholding of federal income tax. However, 31% of the Fund's distributions and redemption proceeds must be withheld if a Fund shareholder fails to supply the Fund or its agent with such shareholder's taxpayer identification number or if the Fund shareholder who is otherwise exempt from withholding fails to properly document such shareholder's status as an exempt recipient.

     The information above is only a summary of some of the tax considerations generally affecting the Fund and its shareholders. No attempt has been made to discuss individual tax consequences. To determine whether the Fund is a suitable investment based on his or her tax situation, a prospective investor may wish to consult a tax advisor.

PURCHASE OF SHARES

     Shares of the Fund may be purchased at the net asset value per share (plus the up-front sales load described in the prospectus) next determined after receipt of an order by the Fund's Distributor in proper form with accompanying check or other bank wire payment arrangements satisfactory to the Fund. The Fund's minimum initial investment is $1,000 and the minimum subsequent investment is $50.

Purchases at Net Asset Value

     Purchases of shares of the Fund may be effected at net asset value for the benefit of the clients and registered representatives of broker-dealers and registered investment advisers affiliated with a broker-dealer, if such broker-dealer or investment adviser has entered into an agreement with the Fund's distributor providing specifically for the purchase of Fund shares in connection with special investment products, such as wrap accounts or similar fee based programs.

     Non-profit organizations and current and retired Trustees and officers of the Company, current and retired employees of the Adviser and such persons' spouses and children may also purchase shares of the Fund at net asset value.

DIVIDENDS AND DISTRIBUTIONS

     Net investment income, if any, is declared as dividends and paid annually. Substantially all the realized net capital gains for the Fund, if any, are also declared and paid on an annual basis. Dividends and distributions are payable to shareholders of record at the time of declaration.

     Distributions are automatically reinvested in additional Fund shares unless the shareholder has elected to have them paid in cash.

NET ASSET VALUE

     The method for determining the Fund's net asset value is summarized in the Prospectus in the text following the heading "When and How NAV is Determined." The net asset value of the Fund's shares is determined on each day on which the New York Stock Exchange is open, provided that the net asset value need not be determined on days when no Fund shares are tendered for redemption and no order for Fund shares is received. The New York Stock Exchange is not open for business on the following holidays (or on the nearest Monday or Friday if the holiday falls on a weekend): New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

PERFORMANCE COMPARISONS

     Total return quoted in advertising and sales literature reflects all aspects of the Fund's return, including the effect of reinvesting dividends and capital gain distributions and any change in the Fund's net asset value during the period.

     The Fund may periodically advertise "average annual total return," "average annual total return after taxes on distributions," and "average annual total return after taxes on distributions and redemption." "Average annual total return," as defined by the Securities and Exchange

Commission ("SEC"), is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                n
          P(1+T) =ERV

Where:    P    =    a hypothetical $1,000
          T    =    average annual total return
          n    =    number of years
          ERV  =    ending  redeemable value at the end of the applicable period of the hypothetical $1,000 investment made at the beginning of the applicable period.

     The computation assumes that all dividends and distributions are reinvested at the net asset value (including any applicable sales load) on the reinvestment dates during the period and that a complete redemption occurs at the end of the applicable period.

     "Average annual total return after taxes on distributions," as defined by the SEC, is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending value, according to the following formula:

                n
          P(1+T) =ATV
                     D

Where:    P    =    a hypothetical $1,000 initial investment
          T    =    average annual total return (after taxes on distributions)
          n    =    number of years
          ATV       ending  value  at the end of the  applicable  period  of the
             D      hypothetical  $1,000 investment made at the beginning of the applicable period, after taxes on fund distributions but not after taxes on redemption.

     The computation assumes that dividends and distributions, less the taxes due on such distributions, are reinvested at the price stated in the prospectus (including any applicable sales load) on the reinvestment dates during the period.

     "Average annual total return after taxes on distributions and redemption," as defined by the SEC, is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending value, according to the following formula:

                n
          P(1+T) =ATV
                     DR

Where:    P    =    a hypothetical $1,000 initial investment
          T    =    average  annual total return  (after taxes on  distributions and redemption)
          n    =    number of years
          ATV       ending  value  at the end of the  applicable  period  of the
             DR     hypothetical  $1,000 investment made at the beginning of the applicable period, after taxes on fund distributions and redemption.

     The computation assumes that dividends and distributions, less the taxes due on such distributions, are reinvested at the price stated in the prospectus (including any applicable sales load) on the reinvestment dates during the period.

     The following table provides information regarding the Azzad Ethical Income Fund's performance (for the periods ended June 30, 2001):

       -------------------------------------------------------------------
                            AZZAD ETHICAL INCOME FUND
       -------------------------------------------------------------------
                                                1 Year    Since Inception*
                                                ------    ----------------
       -------------------------------------------------------------------
       Average Annual Total Return             (49.46%)       (50.52%)
       -------------------------------------------------------------------
       Average Annual Total Return After       (49.46%)       (50.52%)
       Taxes on Distributions
       -------------------------------------------------------------------
       Average Annual Total Return After       (30.12%)       (31.18%)
       Taxes on Distributions and Redemption
       -------------------------------------------------------------------
         *July 11, 2000

     In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount and may be calculated for a single investment, a series of investments, or a series of redemptions over any time period. Performance information may be quoted numerically or in a table, graph, or similar illustration.

     The Fund's performance may be compared with the performance of other funds with comparable investment objectives, tracked by fund rating services or with other indexes of market performance. Sources of economic data that may be considered in making such comparisons may include, but are not limited to, rankings of any mutual fund or mutual fund category tracked by Lipper Analytical Services, Inc. or Morningstar, Inc.; data provided by the Investment Company Institute; major indexes of stock market performance; and indexes and historical data supplied by major securities brokerage or investment advisory firms. The Fund may also utilize reprints from newspapers and magazines furnished by third parties to illustrate historical performance.

     The agencies listed below measure performance based on their own criteria rather than on the standardized performance measures described in the preceding section.

     Lipper Analytical Services, Inc. distributes mutual fund rankings monthly. The rankings are based on total return performance calculated by Lipper, generally reflecting changes in net asset value adjusted for reinvestment of capital gains and income dividends. They do not reflect deduction of any sales charges. Lipper rankings cover a variety of performance periods, including year-to-date, 1-year, 5-year, and 10-year performance. Lipper classifies mutual funds by investment objective and asset category.

     Morningstar, Inc. distributes mutual fund ratings twice a month. The ratings are divided into five groups: highest, above average, neutral, below average and lowest. They represent the fund's historical risk/reward ratio relative to other funds in its broad investment class as determined by Morningstar, Inc. Morningstar ratings cover a variety of performance periods, including 1-year, 3-year, 5-year, 10-year and overall performance. The performance factor for the overall rating is a weighted-average assessment of the fund's 1-year, 3-year, 5-year, and 10-year total return performance (if available) reflecting deduction of expenses and sales charges. Performance is adjusted using quantitative techniques to reflect the risk profile of the fund. The ratings are derived from a purely quantitative system that does not utilize the subjective criteria customarily employed by rating agencies such as Standard & Poor's and Moody's Investor Service, Inc.

     CDA/Weisenberger's Management Results publishes mutual fund rankings and is distributed monthly. The rankings are based entirely on total return calculated by Weisenberger for periods such as year-to-date, 1-year, 3-year, 5-year and 10-year. Mutual funds are ranked in general categories (e.g., international bond, international equity, municipal bond, and maximum capital gain). Weisenberger rankings do not reflect deduction of sales charges or fees.

     Independent publications may also evaluate the Fund's performance. The Fund may from time to time refer to results published in various periodicals, including Barrons, Financial World, Forbes, Fortune, Investor's Business Daily, Kiplinger's Personal Finance Magazine, Money, U.S. News and World Report and The Wall Street Journal.

REDEMPTION OF SHARES

     Redemption of shares, or payment for redemptions, may be suspended at times
(a) when the New York Stock Exchange is closed for other than customary weekend or holiday closings, (b) when trading on said Exchange is restricted, (c) when an emergency exists, as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the Securities and Exchange Commission, by order, so permits, provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist.

     Shareholders who purchased shares through a broker-dealer other than the Distributor may also redeem such shares by written request to the Transfer Agent which shares are held by the Transfer Agent at the address set forth in the Prospectus. To be considered in "good order", written requests for redemption should indicate the dollar amount or number of shares to be redeemed, refer to the shareholder's Fund account number, including either the social security or tax identification number. The request should be signed in exactly the same way the account is registered. If there is more than one owner of the shares, all owners must sign. If shares to be redeemed have a value of $50,000 or more or redemption proceeds are to be paid by someone other than the shareholder at the shareholder's address of record, the signature(s) must be guaranteed by an "eligible guarantor institution," which includes a commercial bank that is a member of the Federal Deposit Insurance Corporation, a trust company, a member firm of a domestic stock exchange, a savings association or a credit union that is authorized by its charter to provide a signature guarantee. The Transfer Agent may reject redemption instructions if the guarantor is neither a member of nor a participant in a signature guarantee program. Signature guarantees by notaries public are not acceptable. The purpose of a signature guarantee is to protect shareholders against the possibility of fraud. Further documentation will be requested from corporations, administrators, executors, personal representatives, trustees and custodians. Redemption requests given by facsimile will not be accepted. Unless other instructions are given in proper form, a check for the proceeds of the redemption will be sent to the shareholder's address of record.

Share purchases and redemptions are governed by Massachusetts law.

INDEPENDENT PUBLIC ACCOUNTANTS

McCurdy & Associates CPA's, Inc., 27955 Clemens Road, Westlake, Ohio 44145, served as independent accountants for the Fund for fiscal year 2001. Tait, Weller & Baker, 8 Penn Center Plaza, Suite 800, Philadelphia, PA 19103 has been selected to serve as the Fund's independent accountants beginning in fiscal year 2002.

OTHER INFORMATION

The Adviser has been continuously registered with the Securities Exchange Commission (SEC) under the 1940 Act since August 21, 2000. The Company has filed a registration statement under the Securities Act of 1933 and the 1940 Act with respect to the shares offered. Such registrations do not imply approval or supervision of the Fund or the Adviser by the SEC.

For further information, please refer to the registration statement and exhibits on file with the SEC in Washington, D.C. These documents are available upon payment of a reproduction fee. Statements in the Prospectus and in this Statement of Additional Information concerning the contents of contracts or other documents, copies of which are filed as exhibits to the registration statement, are qualified by reference to such contracts or documents.

Organization

     The Fund is a series of the Company, an open-end diversified management investment company under the Investment Company Act of 1940. The Company was organized as a Massachusetts business on December 23, 1996 and the Fund began operating on July 11, 2000. Prior to August 2001, the Fund was known as Islamia Income Fund and the Company was known as the Islamia Group of Funds. The Board of Trustees of the Company is authorized to issue an unlimited number of shares in one or more series or "Funds," which may be divided into classes of shares. Currently, there are two series authorized and outstanding. Each series has only one class of shares.

     Each share of the Fund has equal rights as to voting, redemption, dividends, and liquidation as the other shares of the Fund. There are no conversion, preemptive or other subscription rights. The Board of Trustees has the right to establish additional series in the future, to change those series and to determine the preferences, voting powers, rights and privileges thereof.

     In the interest of economy and convenience, certificates representing shares purchased will not be ordinarily issued. The investor, however, will have the same rights of ownership with respect to such shares as if certificates had been issued.

     The Company is not required and does not intend to hold annual meetings of shareholders. Shareholders owning more than 10% of the outstanding shares of the Fund have the right to call a special meeting to remove Trustees or for any other purpose.

     Under the Declaration of Trust of the Company, the Company or any series of the Company (including the Fund) may be terminated at any time by the Trustees by written notice to the shareholders of the Company, or such series as the case may be, without a vote of the shareholders of the Company, or of such series, or the Company or any series of the Company may be terminated by the affirmative vote of the shareholders in accordance with provisions of the Declaration of Trust.

     Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust of the Company contains an express disclaimer of shareholder liability for acts or obligations of the Company and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Company or the Trustees. The Company's Declaration of Trust further provides for indemnification out of the assets and property of the Company for all loss and expense of any shareholder held personally liable for the obligations of the Company. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Company or Fund itself was unable to meet its obligations. The Company believes the likelihood of the occurrence of these circumstances is remote.

FINANCIAL STATEMENTS

     The Fund's Statement of Net Assets, Statement of Operations, Statement of Changes in Net Assets, Financial Highlights, each for the fiscal period ended June 30, 2001; and Notes to Financial Statements and the Report of the Independent Accountants, are included in the Fund's annual report for the period ended June 30, 2001, and are hereby incorporated by reference in this Statement of Additional Information. The Fund's Statement of Assets and Liabilities, Statement of Operations, and Statement of Changes in Net Assets and Financial Highlights, each for the period ended December 31, 2001 and Notes to Financial Statements are included in the Fund's semi-annual report for the period ended December 31, 2001 and are hereby incorporated by reference in this Statement of Additional Information.